Exhibit 10.1

EXECUTION VERSION

AMENDMENT No. 1, dated as of May 16, 2012 (this “Amendment”), to the Credit Agreement dated as of February 24, 2011, among BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent and the other parties thereto (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Section 9.02 of the Credit Agreement provides that the relevant Loan Parties and the Required Lenders may amend the Credit Agreement and the other Loan Documents for certain purposes including to permit additional extensions of credit to be included in the Credit Agreement;

WHEREAS, (i) each Amendment No. 1 Consenting Lender (as defined in Exhibit A) has agreed, on the terms and conditions set forth herein, to have up to all of its outstanding Term B Loans (as defined in Exhibit A), converted into a like principal amount of Term B-1 Loans (as defined in Exhibit A) effective as of the Amendment No. 1 Effective Date (as defined below) and (ii) if not all outstanding Term B Loans are converted as described in clause (i), each Additional Term B-1 Lender (as defined in Exhibit A) has agreed to make an Additional Term B-1 Commitment (as defined in Exhibit A) in a principal amount equal to the principal amount of Non-Converted Term B Loans (as defined in Exhibit A), the proceeds of which shall be applied to repay in full such Non-Converted Term B Loans;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment. The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as defined below), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

Section 2. Representations and Warranties, No Default. The Borrower hereby represents and warrants that as of the Amendment No. 1 Effective Date (as defined below), after giving effect to the amendments set forth in this Amendment, (i) no Default or Event of Default exists and is continuing and (ii) all representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof, as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality are true and correct (after giving effect to any qualification thereof) in all respects on and as of the date hereof or as of the specifically referenced earlier date, as the case may be) except to the extent of the representations and warranties regarding the good standing of the following entities: Burlington Coat Factory Realty of Dublin, Inc., Burlington Coat Factory Realty of Florin, Inc., Burlington Coat Factory Realty of Bellaire, Inc., Burlington Coat Factory Realty of El Paso, Inc., Burlington Coat Factory Realty of Westmoreland, Inc., Burlington Coat Factory Warehouse of Baytown, Inc., Burlington Coat Realty of Houston, Inc., Burlington Coat Realty of Plano, Inc. and M J M Designer Shoes of Texas, Inc.

Section 3. Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 1 Effective Date”) that the following conditions have been satisfied or waived:

(i) Consents. The Administrative Agent shall have received executed signature pages hereto from Lenders constituting the Required Lenders, each Additional Term B-1 Lender and each Loan Party;

(ii) Additional Joinder Agreement. The Administrative Agent, the Borrower and each Additional Term B-1 Lender (as defined in Exhibit A) shall have entered into a joinder agreement substantially in the form of Exhibit B attached hereto;

(iii) Fees. The Administrative Agent shall have received (x) a fee for the account of each Lender that has returned an executed counterpart hereof to the Administrative Agent on or prior to noon (New York City time) on May 8, 2012, equal to 0.25% of the principal amount of such Lender’s Converted Term B Loan and (y) all fees required to be paid, and all expenses required to be paid or reimbursed under Section 9.03(a) of the Credit Agreement for which invoices have been presented at least two (2) Business Days prior to the Amendment No. 1 Effective Date, in each case on or before the Amendment No. 1 Effective Date;

(iv) Legal Opinions. The Agents and the Arrangers shall have received a written opinion of Kirkland & Ellis LLP, special counsel for the Loan Parties, in form and substance reasonably satisfactory to the Agents. The Loan Parties hereby request such counsel to deliver such opinions.

(v) Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment No. 1 Effective Date certifying as to the satisfaction of the conditions set forth in Section 2;

(vi) Flood Determinations. The Agents shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to the Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable Loan Party relating thereto) and, if any such Mortgaged Property is located in a special flood hazard area, evidence of flood insurance to the extent required pursuant to the Credit Agreement.

Section 4. Post-Closing Agreements. The Company shall comply with the post-closing covenants set forth on Schedule I.

Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6. Applicable Law.

(a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY OTHER DOCUMENT RELATED HERETO. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

Section 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

Section 9. Reaffirmation. Each of the Loan Parties hereby consents to the amendment of the Credit Agreement described in Section 1 of this Amendment and hereby confirms its respective guarantees, pledges, grants of security interests, subordinations and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and confirms, agrees and acknowledges that, notwithstanding the consummation of this Amendment, such guarantees, pledges, grants of security interests, subordinations and other obligations, and the terms of each of the Loan Documents to which it is a party, except as expressly modified by this Amendment, are not affected or impaired in any manner whatsoever and shall continue to be in full force and effect and shall also guarantee and secure all obligations as amended and reaffirmed pursuant to the Credit Agreement and this Amendment. Each of the Loan Parties confirms, acknowledges and agrees that the Lenders and the Additional Term B-1 Lender providing Term B-1 Loans pursuant to the Joinder Agreement are “Lenders” and “Secured Parties” for all purposes under the Loan Documents. For the avoidance of doubt, each Loan Party hereby restates the provisions of Section 2.01 of the Security Agreement and Section 2 of the Pledge Agreement and agrees that all references in the Security Agreement and the Pledge Agreement to the “Secured Obligations” shall include the Term B-1 Loans.

Section 10. WAIVER OF RIGHT TO TRIAL BY JURY.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY); AND WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY,

AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, as Borrower

By:	/s/ Robert LaPenta
	Name:	Robert LaPenta
	Title:	Vice President

BURLINGTON COAT FACTORY HOLDINGS, INC., as a Facility Guarantor

By:	/s/ Robert LaPenta
	Name:	Robert LaPenta
	Title:	Vice President

BURLINGTON COAT FACTORY INVESTMENT HOLDINGS, INC., as a Facility Guarantors

By:	/s/ Robert LaPenta
	Name:	Robert LaPenta
	Title:	Vice President

EACH OF THE SUBSIDIARIES LISTED ON ANNEX A HERETO, as Facility Guarantors

By:	/s/ Robert LaPenta
	Name:	Robert LaPenta
	Title:	Vice President

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and the Additional Term B-1 Lender

By:	/s/ Jennifer Heard
	Name:	Jennifer Heard
	Title:	Authorized Officer

[Signature Page to Amendment]

Signature Page to Amendment No. 1

☑	The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐	The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PFM Diversified Offshore Fund A.I., Ltd.

By:	/s/ Eric Moore
Name: Eric T. Moore
Chief Financial Officer

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BATTALION CLO 2007-I, LTD.		,
(Name of Institution)

By: BRIGADE CAPITAL MANAGEMENT LLC As Collateral Manager

By:	/s/ Peter Park
Name: Peter Park
Title: Associate

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

KATONAH VII CLO LTD	,
(Name of Institution)

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Officer, Katonah Debt Advisors, L.L.C. As Manager

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

KATONAH VIII CLO LTD	,
(Name of Institution)

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Officer, Katonah Debt Advisors, L.L.C. As Manager

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

KATONAH IX CLO LTD	,
(Name of Institution)

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Officer, Katonah Debt Advisors, L.L.C. As Manager

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

KATONAH X CLO LTD			,
(Name of Institution)

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
Title: Authorized Officer, Katonah Debt Advisors, L.L.C. As Manager

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

KATONAH 2007-I CLO LTD			,
(Name of Institution)

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
Title: Authorized Officer, Katonah Debt Advisors, L.L.C. As Manager

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

TRIMARAN CLO IV LTD			,
(Name of Institution)

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

TRIMARAN CLO V LTD			,
(Name of Institution)

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

TRIMARAN CLO VI LTD			,
(Name of Institution)

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

TRIMARAN CLO VII LTD			,
(Name of Institution)

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☑	The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐	The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PFM Meritage Offshore Fund, Ltd.

By:	/s/ Eric Moore
Name: Eric T. Moore
Chief Financial Officer

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☑	The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐	The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PFM Meritage Principals Fund, L.P.

By:	/s/ Eric Moore
Name: Eric T. Moore
Chief Financial Officer

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☑	The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐	The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PFM Diversified Fund, L.P.

By:	/s/ Eric Moore
Name: Eric T. Moore
Chief Financial Officer

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☑	The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐	The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PFM Meritage Fund, L.P.

By:	/s/ Eric Moore
Name: Eric T. Moore
Chief Financial Officer

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☑	The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐	The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PFM Diversified Offshore Fund, Ltd.

By:	/s/ Eric Moore
Name: Eric T. Moore
Chief Financial Officer

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☑	The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐	The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PFM Diversified Offshore Institutional Fund, Ltd

By:	/s/ Eric Moore
Name: Eric T. Moore
Chief Financial Officer

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☑	The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐	The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PFM Diversified Principals Fund, L.P.

By:	/s/ Eric Moore
Name: Eric T. Moore
Chief Financial Officer

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☑	The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐	The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PFM Diversified Principals Fund, L.P.

By:	/s/ Eric Moore
Name: Eric T. Moore
Chief Financial Officer

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

TIGER FUNDING	,
(Name of Institution)

By:	/s/ Richard Taylor
Name: Richard Taylor
Title: Authorized Signatory

[If a second signature is necessary:

By:	N/A
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

The Bank of Nova Scotia By: TRS Client Account Tiger Funding	,
(Name of Institution)

By:	/s/ Sharmin Chowdhury
Name: Sharmin Chowdhury
Title: Authorized Signatory

[If a second signature is necessary:

By:	N/A
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BlueBay Asset Management LLP acting as agent for:

BlueBay COF Loan Investments S.A.

By:	/s/ K.T. Webb
Name: Kevin Webb
Title: Authorized Signatory

By:	/s/ Claire Hardwick
Name: Claire Hardwick
Title: Authorized Signatory

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BlueBay Asset Management LLP acting as agent for:

BlueBay Global Monthly Income Bond Fund

By:	/s/ K.T. Webb
Name: Kevin Webb
Title: Authorized Signatory

By:	/s/ Claire Hardwick
Name: Claire Hardwick
Title: Authorized Signatory

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BlueBay Asset Management LLP acting as agent for:

BlueBay High Income Loan Investments (Luxembourg) S.A.

By:	/s/ K.T. Webb
Name: Kevin Webb
Title: Authorized Signatory

By:	/s/ Claire Hardwick
Name: Claire Hardwick
Title: Authorized Signatory

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BlueBay Asset Management LLP acting as agent for:

Stichting Mn Services Europees High Yield Fonds

By:	/s/ K.T. Webb
Name: Kevin Webb
Title: Authorized Signatory

By:	/s/ Claire Hardwick
Name: Claire Hardwick
Title: Authorized Signatory

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BlueBay Asset Management LLP acting as agent for:

Stichting Pensioenfonds Metaal en Techniek

By:	/s/ K.T. Webb
Name: Kevin Webb
Title: Authorized Signatory

By:	/s/ Claire Hardwick
Name: Claire Hardwick
Title: Authorized Signatory

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Interpolis Pensioenen Global High Yield Pool, as Lender

Syntrus Achmea Vermogensbeheer B.V. in its capacity as (i) authorized representative of Stichting Bewaarder Interpolis Pensioenen Global High Yield Pool in its capacity as custodian (bewaarder) of the Interpolis Pensioenen Global High Yield Pool (the “Fund”) and (ii) manager (beheerder) of the Fund, acting through its agent and investment manager BlueBay Asset Management LLP (the “Investment Manager)

By:	/s/ K.T. Webb
Name: Kevin Webb
Title: Authorized Signatory

By:	/s/ Claire Hardwick
Name: Claire Hardwick
Title: Authorized Signatory

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Lime Street CLO, Ltd.	,
(Name of Institution)

By:	/s/ Scott D.Orsi
Name: Scott D.Orsi
Title: Portfolio Manager

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Emerson Place CLO, Ltd.	,
(Name of Institution)

By:	/s/ Scott D.Orsi
Name: Scott D.Orsi
Title: Portfolio Manager

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Carlyle Global Market
Strategies CLO 2011-1, Ltd.	,
(Name of Institution)

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Carlyle Veyron CLO, Ltd.	,
(Name of Institution)

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Carlyle Vantage CLO, Ltd.	,
(Name of Institution)

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Carlyle McLaren CLO, Ltd.	,
(Name of Institution)

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Mountain Capital CLO VI Ltd.	,
(Name of Institution)

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Mountain Capital CLO V Ltd.	,
(Name of Institution)

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Mountain Capital CLO IV Ltd.	,
(Name of Institution)

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Foothill CLO I, Ltd.	,
(Name of Institution)

By:	/s/ Glori Graziano
Name: Glori Graziano
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Carlyle Daytona CLO, Ltd.	,
(Name of Institution)

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Carlyle High Yield Partners X, Ltd	,
(Name of Institution)

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Carlyle High Yield Partners VIII, Ltd	,
(Name of Institution)

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Carlyle High Yield Partners VII, Ltd	,
(Name of Institution)

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Carlyle High Yield Partners IX, Ltd	,
(Name of Institution)

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Carlyle Bristol CLO, Ltd.	,
(Name of Institution)

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Carlyle Azure CLO, Ltd.	,
(Name of Institution)

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Carlyle Arnage CLO, Ltd.	,
(Name of Institution)

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

OHA Park Avenue CLO I, Ltd.	,
(Name of Institution)

By:	Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Oak Hill Credit Partners V, Limited	,
(Name of Institution)

By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Oak Hill Credit Partners IV, Limited	,
(Name of Institution)

By: Oak Hill CLO Management IV, LLC, as Investment Manager

By:	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

OHA Intrepid Leveraged Loan Fund, Ltd.	,
(Name of Institution)

By: Oak Hill Advisors, L.P., as its Portfolio Manager

By:	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

CANNINGTON FUNDING LTD.	,
(Name of Institution)

By: Silvermine Capital Management LLC As Investment Manager

By:	/s/ Stephen Perella
Name: Stephen Perella
Title: Analyst

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

COMSTOCK FUNDING LTD.	,
(Name of Institution)

By: Silvermine Capital Management LLC As Collateral Manager

By:	/s/ Stephen Perella
Name: Stephen Perella
Title: Analyst

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☐ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☒ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

ECP CLO 2008-1, LTD	,
(Name of Institution)

By: Silvermine Capital Management LLC As Portfolio Manager

By:	/s/ Stephen Perella
Name: Stephen Perella
Title: Analyst

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

GREENS CREEK FUNDING LTD.	,
(Name of Institution)

By: Silvermine Capital Management LLC As Investment Manager

By:	/s/ Stephen Perella
Name: Stephen Perella
Title: Analyst

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

ALM V, Ltd.	,
(Name of Institution)

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Neptune Finance CCS, Ltd.	,
(Name of Institution)

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Gulf Stream - Sextant CLO 2007-1, Ltd.	,
(Name of Institution)

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Gulf Stream - Sextant CLO 2006-1, Ltd.	,
(Name of Institution)

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Gulf Stream - Rashinban CLO 2006-1, Ltd.	,
(Name of Institution)

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Gulf Stream - Compass CLO 2007, Ltd.	,
(Name of Institution)

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Gulf Stream - Compass CLO 2005-II, Ltd.	,
(Name of Institution)

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

ALM Loan Funding 2010-3, Ltd.	,
(Name of Institution)

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

ALM VI, Ltd.	,
(Name of Institution)

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

ALM IV, Ltd.	,
(Name of Institution)

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Apollo Senior Floating Rate Fund Inc.	,
(Name of Institution)

By: Account 631203

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Southfork CLO, Ltd.	,
(Name of Institution)

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Westchester CLO, Ltd.	,
(Name of Institution)

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Stratford CLO, Ltd.	,
(Name of Institution)

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Rockwall CDO LTD	,
(Name of Institution)

By: Highland Capital Management, L.P.; As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Rockwall CDO II Ltd.	,
(Name of Institution)

By: Highland Capital Management, L.P.; As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Red River CLO, Ltd	,
(Name of Institution)

By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Liberty CLO, Ltd.	,
(Name of Institution)

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Jasper CLO Ltd. ,
(Name of Institution)

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Greenbriar CLO, LTD.	,
(Name of Institution)

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Grayson CLO, Ltd.	,
(Name of Institution)

By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Gleneagles CLO Ltd. ,
(Name of Institution)

By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Easatland CLO, Ltd. ,
(Name of Institution)

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Brentwood CLO, Ltd.	,
(Name of Institution)

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Aberdeen Loan Funding, Ltd	,
(Name of Institution)

By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

AMMC CLO VI, LIMITED	,
(Name of Institution)

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester Eng
Name: Chester M. Eng
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

AMMC CLO IV, LIMITED	,
(Name of Institution)

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester Eng
Name: Chester M. Eng
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Spring Road CLO 2007-1, LTD.	,
(Name of Institution)

By: Denali Capital LLC, managing member of DC Funding Partners LLC, Collateral Manager

By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

DENALI CAPITAL CLO VII, LTD.	,
(Name of Institution)

By: Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager

By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

DENALI CAPITAL CLO VI, LTD.	,
(Name of Institution)

By: Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager

By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

The undersigned Term B Lender hereby consents to this Amendment and to its Term B

Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

AllianceBernstein Global High Income Fund	,
(Name of Institution)

By: AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name: Michael Sohr
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

The undersigned Term B Lender hereby consents to this Amendment and to its Term B

Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

AllianceBernstein High Income Fund	,
(Name of Institution)

By: AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name: Michael Sohr
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

The undersigned Term B Lender hereby consents to this Amendment and to its Term B

Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

AllianceBernstein Global Bond Fund	,
(Name of Institution)

By: AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name: Michael Sohr
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

The undersigned Term B Lender hereby consents to this Amendment and to its Term B

Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

AllianceBernstein Institutional Investments - High Yield Loan Portfolio	,
(Name of Institution)

By: AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name: Michael Sohr
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

The undersigned Term B Lender hereby consents to this Amendment and to its Term B

Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

AllianceBernstein Income Fund Inc.	,
(Name of Institution)

By: AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name: Michael Sohr
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

The undersigned Term B Lender hereby consents to this Amendment and to its Term B

Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

ABCLO 2007-1, Ltd.	,
(Name of Institution)

By: AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name: Michael Sohr
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☑	The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐	The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PFM Diversified Eureka Fund, L.P.

By:	/s/ Eric Moore
Name: Eric T. Moore
Chief Financial Officer

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☑	The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐	The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PFM Diversified Offshore Institutional Fund, Ltd

By:	/s/ Eric Moore
Name: Eric T. Moore
Chief Financial Officer

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PUTNAM VARIABLE TRUST, on
Behalf of its series, Putnam VT High Yield Fund by Putnam Investment Management, LLC

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PUTNAM HIGH YIELD TRUST

By:	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PUTNAM FLOATING RATE INCOME FUND

By:	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PUTNAM HIGH YIELD ADVANTAGE FUND

By:	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PUTNAM DIVERSIFIED INCOME TRUST (CAYMAN) MASTER FUND
By The Putnam Advisory Company, LLC

By:	/s/ Angela Patel
Name: Angela Patel
Title: Vice President

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PUTNAM PREMIER INCOME TRUST

By:	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PUTNAM MASTER INTERMEDIATE INCOME TRUST

By:	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PUTNAM DIVERSIFIED INCOME TRUST

By:	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

LGT Multi Manager Bond High Yield (USD)

By: The Putnam Advisory Company, LLC

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PUTNAM VARIABLE TRUST - PVT
DIVERSIFIED INCOME FUND

By:	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF INTERPOLIS PENSIOENEN GLOBAL HIGH YIELD POOL

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PUTNAM FUNDS TRUST,
on behalf of its series, PUTNAM ABSOLUTE RETURN 500 FUND
By Putnam Investment Management, LLC

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF IG PUTNAM US HIGH YIELD INCOME FUND

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF STICHTING PENSIOENFONDS VOOR FYSIOTHERAPEUTEN

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PUTNAM ABSOLUTE RETURN 300 FUND
by Putnam Investment Management, LLC

By:	/s/ Kevin Parnell
Name: Kevin Parnell
Title: Manager

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PUTNAM FUNDS TRUST,
on behalf of its series, PUTNAM ABSOLUTE RETURN 700 FUND by Putnam Investment Management, LLC

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PUTNAM TOTAL RETURN TRUST,
by Putnam Investment Management, LLC

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Putnam Dynamic Asset Allocation Growth Fund
by Putnam Investment Management, LLC

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Putnam Dynamic Asset Allocation Balanced Fund
By Putnam Investment Management, LLC

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Putnam Dynamic Asset Allocation Conservative Fund
By Putnam Investment Management, LLC

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

MAXIM PUTNAM HIGH YIELD BOND PORTFOILIO OF MAXIM SERIES FUND, INC
By Putnam Investment Management, LLC

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Northrop Grumman Pension Master Trust
by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal , (Name of Institution)

By:	/s/ Srivathsa Godinath
Name: Srivathsa Godinath
Title: VP

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund by Goldman Sachs Asset Management, L.P. as investment advisor and not as principal ,
(Name of Institution)

By:	/s/ Srivathsa Godinath
Name: Srivathsa Godinath
Title: VP

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

American High-Income Trust,

By: Capital Research and Management Company, for and on behalf of American High-Income Trust

/s/ Michael J. Downer
Name: Michael J. Downer
Title: Senior Vice President and Secretary

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

The Income Fund of America,

By: Capital Research and Management Company, for and on behalf of The Income Fund of America

/s/ Michael J. Downer
Name: Michael J. Downer
Title: Senior Vice President and Secretary

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

American Funds Insurance Series - Bond Fund,

By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series - Bond Fund

/s/ Michael J. Downer
Name: Michael J. Downer
Title: Senior Vice President and Secretary

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

American Funds Insurance Series - Global Bond Fund,

By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series - Global Bond Fund

/s/ Michael J. Downer
Name: Michael J. Downer
Title: Senior Vice President and Secretary

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

American Funds Insurance Series - High-Income Bond Fund,

By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series - High-Income Bond Fund

/s/ Michael J. Downer
Name: Michael J. Downer
Title: Senior Vice President and Secretary

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Capital World Bond Fund,

By: Capital Research and Management Company, for and on behalf of Capital World Bond Fund

/s/ Michael J. Downer
Name: Michael J. Downer
Title: Senior Vice President and Secretary

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

State of Alaska Permanent Fund,

By: Capital Guardian Trust Company, for and on behalf of State of Alaska Permanent Fund

/s/ Nelson N. Lee
Name: Nelson N. Lee
Title: Vice President and Associate Counsel

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☐ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☒ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Capital Guardian U.S. High-Yield Fixed-Income Master Fund,

By: Capital Guardian Trust Company, for and on behalf of Capital Guardian U.S.High-Yield Fixed-Income Master Fund

/s/ Nelson N. Lee
Name: Nelson N. Lee
Title: Vice President and Associate Counsel

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

First Western Capital Management High Income Senior Loans Limited Partnership ,
(Name of Institution)

By:	/s/ Jose Mayorga
Name: Jose Mayorga
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Benjamin Loan Funding LLC ,
(Name of Institution)
By: Citibank, N.A.

By:	/s/ Lynette Thompson
Name: Lynette Thompson
Title: Director

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

ACA CLO 2005-1, LTD

By:	Its Investment Advisor
CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. Managing Director & Sr. Portfolio Manager

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

ACA CLO 2006-1, LTD

By:	Its Investment Advisor
CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. Managing Director & Sr. Portfolio Manager

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

ACA CLO 2006-2, LTD

By:	Its Investment Advisor
CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. Managing Director & Sr. Portfolio Manager

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

ACA CLO 2007-1, LTD

By:	Its Investment Advisor
CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. Managing Director & Sr. Portfolio Manager

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

APIDOS CDO I

By:	Its Investment Advisor
CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. Managing Director & Sr. Portfolio Manager

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

APIDOS CDO II

By:	Its Investment Advisor
CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. Managing Director & Sr. Portfolio Manager

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

APIDOS CDO III

By:	Its Investment Advisor
CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. Managing Director & Sr. Portfolio Manager

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

APIDOS CDO IV

By:	Its Investment Advisor
CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. Managing Director & Sr. Portfolio Manager

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

APIDOS CDO V

By:	Its Investment Advisor
CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. Managing Director & Sr. Portfolio Manager

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

APIDOS CINCO CDO

By:	Its Investment Advisor
CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. Managing Director & Sr. Portfolio Manager

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

APIDOS CDO VIII

By:	Its Collateral Manager
CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. Managing Director & Sr. Portfolio Manager

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

APIDOS QUATTRO CDO

By:	Its Investment Advisor
CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. Managing Director & Sr. Portfolio Manager

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

SAN GABRIEL CLO I LTD

By:	Its Investment Advisor
CVC Credit Partners, LLC On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. Managing Director & Sr. Portfolio Manager

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

SHASTA CLO I LTD

By:	Its Investment Advisor CVC Credit Partners, LLC On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. Managing Director & Sr. Portfolio Manager

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

SIERRA CLO II LTD

By:	Its Investment Advisor CVC Credit Partners, LLC On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. Managing Director & Sr. Portfolio Manager

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

WHITNEY CLO I LTD

By:	Its Investment Advisor CVC Credit Partners, LLC On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. Managing Director & Sr. Portfolio Manager

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☐ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☒ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Barclays Bank, PLC,

By:	/s/ Gez Jordan
Name: Gez Jordan
Title: Vice President

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BlackRock Senior High Income Fund, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Allied World Assurance Company, Ltd

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

JPMBI re Blackrock BankLoan Fund

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BlackRock Floating Rate Income Trust

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BlackRock Defined Opportunity Credit Trust

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BlackRock Limited Duration Income Trust

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BMI-CLO-I

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BlackRock Funds II BlackRock Floating Rate Income Portfolio

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BlackRock Debt Strategies Fund, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BlackRock Diversified Income Strategies Fund, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BlackRock Floating Rate Income Strategies Fund, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BlackRock Floating Rate Income Strategies Fund II, Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BlackRock Global Investment Series: Income Strategies Portfolio

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Alterra Bermuda Limited

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Ironshore Inc.

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Missouri State Employees’ Retirement System

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BlackRock Senior Floating Rate Portfolio

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☐ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☒ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Deutsche Bank AG New York Branch

By: DB Services New Jersey, Inc.

By:	/s/ Christine LaMonaca
Name: Christine LaMonaca
Title: Assistant Vice President

By:	/s/ Deirdre Cesario
Name: Deirdre Cesario
Title: Assistant Vice President

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

DUANE STREET CLO I, LTD.
By: Citigroup Alternative Investments LLC, As
Collateral Manager ,
(Name of Institution)

By:	/s/ Roger Yee
Name: Roger Yee
Title: VP

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

DUANE STREET CLO II, LTD.
By: Citigroup Alternative Investments LLC, As Collateral Manager , (Name of Institution)

By:	/s/ Roger Yee
Name: Roger Yee
Title: VP

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

DUANE STREET CLO III, LTD.
By: Citigroup Alternative Investments LLC, As Collateral Manager , (Name of Institution)

By:	/s/ Roger Yee
Name: Roger Yee
Title: VP

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

DUANE STREET CLO IV, LTD.
By: Citigroup Alternative Investments LLC, As Collateral Manager ,
(Name of Institution)

By:	/s/ Roger Yee
Name: Roger Yee
Title: VP

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

TETON FUNDING, LLC,
(Name of Institution)

By: SunTrust Bank, its Manager

By:	/s/ Douglas Weltz
Name: Douglas Weltz
Title: Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

DOUBLE HAUL TRADING, LLC
(Name of Institution)

By: SunTrust Bank, its Manager

By:	/s/ Douglas Weltz
Name: Douglas Weltz
Title: Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

JERSEY STREET CLO, LTD.,
By: its Collateral Manager, Massachusetts Financial Services Company , (Name of Institution)

By:	/s/ David J. Ciley
As authorized representative and not individually

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

MARLBOROUGH STREET CLO, LTD.,
By: its Collateral Manager, Massachusetts Financial Services Company , (Name of Institution)

By:	/s/ David J. Ciley
As authorized representative and not individually

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

ING (L) Flex - Senior Loans
By: ING Investment Management Co. LLC, as its investment manager

By:	/s/ Kristopher Trockl
Name: Kristopher Trockl
Title: Assistant Vice President

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

ING IM CLO 2012-1, Ltd.
By: ING Alternative Asset Management LLC, as its portfolio manager

By:	/s/ Kristopher Trockl
Name: Kristopher Trockl
Title: Assistant Vice President

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

ING Prime Rate Trust
By: ING Investment Management Co. LLC, as its investment manager

By:	/s/ Kristopher Trockl
Name: Kristopher Trockl
Title: Assistant Vice President

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

ING Investment Trust Co. Plan for Employees
Benefit Investment Funds - Senior Loan Fund
By: ING Investment Trust Co. as its trustee

By:	/s/ Kristopher Trockl
Name: Kristopher Trockl
Title: Assistant Vice President

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Thrivent Financial for Lutherans ,
(Name of Institution)

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

[If a second signature is necessary:

By:	/s/ Clay Van De Bogart
Name: Clay Van De Bogart
Title:] Investment Operations Analyst

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

LeverageSource III S.a.r.l.,
(Name of Institution)

By:	/s/ Paul Plank
Name: Paul Plank
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☐ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☒The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Silver Crest CBNA Loan Funding LLC,
(Name of Institution)

By:	/s/ Lynette Thompson
Name: Lynette Thompson

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

NACM CLO I,
(Name of Institution)

By:	/s/ Joanna Willars
Name: Joanna Willars
Title: VP, Authorized Signatory

[If a second signature is necessary:

By:	N/A
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BJC HEALTH SYSTEM
By: GSO Capital Advisors LLC, As its Investment Manager,

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND
By: GSO / Blackstone Debt Funds Management LLC as Investment Adviser,

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

CALLIDUS DEBT PARTNERS CLO FUND VII, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager,

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

CENTRAL PARK CLO, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager,

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

GALE FORCE 1 CLO, LTD.
By: GSO / BLACKSTONE Debt Funds Management LLC as Collateral Manager,

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

LAFAYETTE SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager,

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

MORNINGSIDE PARK CLO, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Portfolio Manager,

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

PPG INDUSTRIES, INC. PENSION PLAN TRUST
By: GSO Capital Advisors LLC, as its Investment Advisor,

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

LCM III, Ltd.
By: LCM Asset Management LLC, As Collateral Manager, (Name of Institution)

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

LCM IV, Ltd.
By: LCM Asset Management LLC, As Collateral Manager, (Name of Institution)

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

LCM V, Ltd.
By: LCM Asset Management LLC, As Collateral Manager, (Name of Institution)

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

LCM VI, Ltd.
By: LCM Asset Management LLC, As Collateral Manager, (Name of Institution)

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

LCM VIII Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager,
(Name of Institution)

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

LCM IX Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager,
(Name of Institution)

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

LCM X Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager,
(Name of Institution)

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Highbridge Liquid Loan Opportunities Master Fund, L.P.
By: Highbridge Principal Strategies LLC,
Its Investment Manager

,

(Name of Institution)

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

LSR LOAN FUNDING LLC	,

(Name of Institution)
By: Citibank, N.A.,

By:	/s/ Paul Plank
Name: Paul Plank
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

VIRGINIA RETIREMENT SYSTEM
By:	Solus Alternative Asset Management LP
Its Investment Adviser

By:	/s/ Christopher Bondy
Name: Christopher Bondy
Title: Executive Vice President

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

One Wall Street CLO II, LTD,
(Name of Institution)

By:	/s/ Josephine H. Shin
Name: Josephine H. Shin
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Pacific CDO V, LTD,
(Name of Institution)

By:	/s/ Josephine H. Shin
Name: Josephine H. Shin
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Pacific CDO VI, LTD,
(Name of Institution)

By:	/s/ Josephine H. Shin
Name: Josephine H. Shin
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Prospero CLO II, B.V.,
(Name of Institution)

By:	/s/ Josephine H. Shin
Name: Josephine H. Shin
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Veritas CLO II, B.V.,
(Name of Institution)

By:	/s/ Josephine H. Shin
Name: Josephine H. Shin
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Westwood CDO I, LTD,
(Name of Institution)

By:	/s/ Josephine H. Shin
Name: Josephine H. Shin
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Westwood CDO II, LTD,
(Name of Institution)

By:	/s/ Josephine H. Shin
Name: Josephine H. Shin
Title: Senior Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

ORIX Corporate Capital Inc.,
(Name of Institution)

By:	/s/ Christopher L. Smith
Name: Christopher L. Smith
Title: Senior Managing Director

[If a second signature is necessary:

By:	N/A
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BANK OF AMERICA, N.A.,
(Name of Institution)

By:	/s/ Erik S. Grossman
Name: Erik S. Grossman
Title: Vice President

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BABSON CLO LTD. 2005-III
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Marcus Sowell
Name: Marcus Sowell
Title: Managing Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

CASCADE INVESTMENT L.L.C.
By: Babson Capital Management LLC as Investment Advisor

By:	/s/ Marcus Sowell
Name: Marcus Sowell
Title: Managing Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BABSON CAPITAL FLOATING RATE INCOME MASTER FUND, L.P.
By: Babson Capital Management LLC as Investment Manager

By:	/s/ Marcus Sowell
Name: Marcus Sowell
Title: Managing Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BILL & MELINDA GATES FOUNDATION TRUST
By: Babson Capital Management LLC as Investment Advisor

By:	/s/ Marcus Sowell
Name: Marcus Sowell
Title: Managing Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

XELO VII LIMITED
By: Babson Capital Management LLC as Sub-Advisor

By:	/s/ Marcus Sowell
Name: Marcus Sowell
Title: Managing Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

BABSON CAPITAL GLOBAL LOANS LIMITED
By: Babson Capital Management LLC as Investment Manager

By:	/s/ Marcus Sowell
Name: Marcus Sowell
Title: Managing Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

SEI INSTITUTIONAL INVESTMENTS TRUST ENHANCED LIBOR OPPORTUNITIES FUND ,
(Name of Institution)

BY: ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

ARES XX CLO LTD. ,
(Name of Institution)

BY: ARES CLO MANAGEMENT XX, L.P., ITS INVESTMENT MANAGER
BY: ARES CLO GP XX, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

ARES INSTITUTIONAL LOAN FUND B.V.,
(Name of Institution)

BY: ARES MANAGEMENT LIMITED, AS MANAGER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

NZCG FUNDING LTD.
By: Guggenheim Investment Management, LLC as Collateral Manager

By:	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

COPPER RIVER CLO LTD.
By: Guggenheim Investment Management, LLC as Collateral Manager

By:	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

KENNECOTT FUNDING LTD.
By: Guggenheim Investment Management, LLC as Collateral Manager

By:	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

SANDS POINT FUNDING LTD.
By: Guggenheim Investment Management, LLC as Collateral Manager

By:	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

ABITIBIBOWATER FIXED INCOME MASTER TRUST FUND
By: Guggenheim Investment Management, LLC as Investment Manager

By:	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

THE ABITIBIBOWATER INC. US MASTER TRUST FOR DEFINED BENEFIT PLANS
By: Guggenheim Investment Management, LLC as Investment Manager

By:	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

HIGH-YIELD LOAN PLUS MASTER FUND SEGREGATED PORTFOLIO
Guggenheim High-Yield Plus Master Fund SPC,
On behalf of and for the account of the High-Yield Loan Plus Master Segregated Portfolio
By: Guggenheim Investment Management, LLC as Manager

By:	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

RELIANCE STANDARD LIFE INSURANCE COMPANY
By: Guggenheim Partners Asset Management, LLC

By:	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

IAM NATIONAL PENSION FUND
By: Guggenheim Investment Management, LLC as Advisor

By:	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

5180 CLO LP
By: Guggenheim Investment Management, LLC as Collateral Manager

By:	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

SECURITY INCOME FUND - FLOATING RATE STRATEGIES SERIES
By: Guggenheim Partners Asset Management, LLC

By:	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

GUGGENHEIM U.S. LOAN FUND
Guggenheim U.S. Loan Fund, a sub fund of Guggenheim Qualifying Investor Fund PLC
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power or Attorney

By:	/s/ Sinead Gray
Name: Sinead Gray
Title: Manager For and on behalf of BNY Mellon Trust Company (Ireland) Limited Power of Attorney

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Flagship CLO IV
By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.)
As Collateral Manager

By:	/s/ Eric Meyer
Eric S Meyer, Managing Director

[If a second signature is necessary:

By:	/s/ Phuong Le
Name: Phuong T. Le
Title: Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Flagship CLO V
By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.)
As Collateral Manager

By:	/s/ Eric Meyer
Eric S. Meyer, Managing Director

[If a second signature is necessary:

By:	/s/ Phuong Le
Name: Phuong T. Le
Title: Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Flagship CLO VI
By: Deutsche Investment Management Americas, Inc.
As Collateral Manager

By:	/s/ Eric Meyer
Eric S. Meyer, Managing Director

[If a second signature is necessary:

By:	/s/ Phuong Le
Name: Phuong T. Le
Title: Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

DWS Floating Rate Fund
By: Deutsche Investment Management Americas, Inc.
Investment Advisor

By:	/s/ Eric Meyer
Eric S. Meyer, Managing Director

[If a second signature is necessary:

By:	/s/ Phuong Le
Name: Phuong T. Le
Title: Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

DWS Short Duration Fund
By: Deutsche Investment Management Americas, Inc.
Investment Advisor

By:	/s/ Eric Meyer
Eric S. Meyer, Managing Director

[If a second signature is necessary:

By:	/s/ Phuong Le
Name: Phuong T. Le
Title: Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

DWS Enhanced Commodity Strategy Fund
By: Deutsche Investment Management Americas, Inc.
As Collateral Manager

By:	/s/ Eric Meyer
Eric S. Meyer, Managing Director

[If a second signature is necessary:

By:	/s/ Phuong Le
Name: Phuong T. Le
Title: Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

ABS Loans 2007 Limited, a subsidiary of
Goldman Sachs Institution Funds II PLC,
(Name of Institution)

By:	/s/ Simon Finbank
	Name:	Simon Finbank
	Title:	Authorised Signatory

[If a second signature is necessary:

By:	/s/ Sheenagh Carroll
Name: Sheenagh Carroll
Title: Authorised Signatory]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Lord Abbott Investment Trust-
Lord Abbott Floating Rate Fund,
(Name of Institution)

By:	/s/ Joel Serebrunsky
	Name:	Joel Serebrunsky
	Title:	Portfolio Manager

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Golden Knight II CLO, Ltd,
(Name of Institution)

By:	/s/ Joel Serebrunsky
	Name:	Joel Serebrunsky
	Title:	Portfolio Manager

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

STONE TOWER CLO III LTD. ,
(Name of Institution)

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

ALM Loan Funding 2010-1, Ltd. ,
(Name of Institution)

By: Apollo Credit Management, LLC, its collateral manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Camulos Loan Vehicle I, Ltd. ,
(Name of Institution)

By: BRIGADE CAPITAL MANAGEMENT LLC As Collateral Manager

By:	/s/ Peter Park
Name: Peter Park
Title: Associate

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

CRATOS CLO I LTD.

By: Cratos CDO Management, LLC
As Attorney-in-Fact

By: JMP Credit Advisors LLC
Its Manager

By:	/s/ Jeremy Phipps
Name: Jeremy Phipps
Title: Director

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Ocean Trails CLO I ,
(Name of Institution)

By: West Gate Horizons Advisors LLC, as Collateral Manager

By:	/s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski
Title: Senior Credit Analyst

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Ocean Trails CLO II ,
(Name of Institution)

By: West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski
Title: Senior Credit Analyst

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

WG Horizons CLO I ,
(Name of Institution)

By: West Gate Horizons Advisors LLC, as Manager

By:	/s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski
Title: Senior Credit Analyst

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

JPMORGAN CHASE BANK, N.A.,
(Name of Institution)

By:	/s/ Neelima Veluvolu
Name: Neelima Veluvolu
Title: Authorized Signatory

[If a second signature is necessary:

By:	N/A
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Oppenheimer Senior Floating Rate Fund,

By:	/s/ Jason Reuter
Name: Jason Reuter
Title: Assistant Vice President

Brown Brothers Harriman & Co. acting as agent for OppenheimFunds, Inc.

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Oppenheimer Master Loan Fund, LLC

By:	/s/ Jason Reuter
Name: Jason Reuter
Title: Assistant Vice President

Brown Brothers Harriman & Co. acting as agent for OppenheimFunds, Inc.

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

NACM CLO I,
(Name of Institution)

By:	/s/ Joanna Willars
Name: Joanna Willars
Title: VP, Authorized Signatory

[If a second signature is necessary:

By:	N/A
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Lord Abbott Investment Trust-
Lord Abbott Floating Rate Fund,
(Name of Institution)

By:	/s/ Joel Serebrunsky
Name: Joel Serebrunsky
Title: Portfolio Manager

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Golden Knight II CLO, Ltd,
(Name of Institution)

By:	/s/ Joel Serebrunsky
Name: Joel Serebrunsky
Title: Portfolio Manager

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Wells Fargo Bank NA,
(Name of Institution)

By:	/s/ Ross Berger
Name: Ross Berger
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Delaware Group Foundation Funds - Delaware Conservative Allocation Portfolio

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Delaware Group Foundation Funds - Delaware Growth Allocation Portfolio

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Four Corners CLO II, Ltd.,
(Name of Institution)

By:	/s/ Matthew Garvis
Name: Matthew Garvis
Title: Vice President

[If a second signature is necessary:

By:	N/A
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Four Corners CLO III, Ltd.,
(Name of Institution)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Macquarie Income Opportunities Fund,
(Name of Institution)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Macquarie Master Diversified Fixed Interest Fund,
(Name of Institution)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Delaware Diversified Income Trust,
(Name of Institution)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Stichting Pensioenfonds voor Huisartsen,
(Name of Institution)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

LVIP Delaware Diversified Floating Rate Fund,
(Name of Institution)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Delaware Group Income Funds - Delaware Diversified Floating Rate Fund,
(Name of Institution)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Lincoln Variable Insurance Products Trust - LVIP Delaware Foundation Conservative Allocation,
(Name of Institution)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Lincoln Variable Insurance Products Trust - LVIP Delaware Foundation Moderate Allocation,
(Name of Institution)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Lincoln Variable Insurance Products Trust - LVIP Delaware Foundation Aggressive Allocation,
(Name of Institution)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Delaware Group Foundation Funds - Delaware Moderate Allocation Portfolio,
(Name of Institution)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Delaware Group Government Funds - Delaware Core Plus Fund,
(Name of Institution)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Delaware VIP Trust - Delaware VIP Diversified Income Series,
(Name of Institution)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Optimum Trust - Optimum Fixed Income Fund,
(Name of Institution)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Delaware Pooled Trust - The Core Plus Fixed Income Portfolio,
(Name of Institution)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Delaware Group Advisor Funds - Delaware Diversified Income Fund,
(Name of Institution)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Delaware Corporate Bond Fund, a series of Delaware Group Income Funds,
(Name of Institution)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Delaware Extended Duration Bond Fund, a series of Delaware Group,
(Name of Institution)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Aviva Life and Annuity Company,

By:	/s/ Christopher Langs
Name: Christopher Langs
Title: Vice President

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☐ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☒ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

HRS Investment Holdings LLC,
(Name of Institution)

By:	/s/ Steve Kaseta
Name: Steve Kaseta
Title: Chief Investment Officer

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Signature Page to Amendment No. 1

☒ The undersigned Term B Lender hereby consents to this Amendment and to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

☐ The undersigned Term B Lender hereby consents to this Amendment but does not consent to its Term B Loans being converted to Term B-1 Loans on the Amendment No. 1 Effective Date:

Del Mar CIO I, Ltd
By Caywood-Scholl Capital Management
As Collateral Manager
(Name of Institution)

By:	/s/ Tom Saake
Name: Tom Saake
Title: Managing Director

[If a second signature is necessary:

By:
Name:
Title:]

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

Schedule I

1.	The Agents shall have received, with seventy-five (75) days after the Amendment No. 1 Effective Date, unless extended by the Administrative Agent in its sole discretion, the following certificates:

a.	California Certificate of Good Standing for Burlington Coat Factory Realty of Dublin, Inc.

b.	California Certificate of Good Standing for Burlington Coat Factory Realty of Florin, Inc.

c.	Texas Certificate of Good Standing for Burlington Coat Factory Realty of Bellaire, Inc.

d.	Texas Certificate of Good Standing for Burlington Coat Factory Realty of El Paso, Inc.

e.	Texas Certificate of Good Standing for Burlington Coat Factory Realty of Westmoreland, Inc.

f.	Texas Certificate of Good Standing for Burlington Coat Factory Warehouse of Baytown, Inc.

g.	Texas Certificate of Good Standing for Burlington Coat Realty of Houston, Inc.

h.	Texas Certificate of Good Standing for Burlington Coat Realty of Plano, Inc.

i.	Texas Certificate of Good Standing for M J M Designer Shoes of Texas, Inc.

2.	With respect to each existing Mortgage encumbering Mortgaged Property, the Collateral Agent shall have received the following within sixty (60) days after the Amendment No. 1 Effective Date, unless extended by the Administrative Agent in its sole discretion:

•	either:

(A) email correspondence provided to the the Collateral Agent in form and substance reasonably satisfactory to the Collateral Agent, from local counsel in the jurisdiction in which the Mortgaged Property is located substantially to the effect that:

(1) the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations (as defined in the Mortgage), including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties; and

(2) no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability,

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties; or

(B) such other documentation with respect to the Mortgaged Property, in each case in form and substance reasonably acceptable to the Collateral Agent, as shall confirm the enforceability, validity and perfection of the lien in favor of the Secured Parties, including, if determined to be necessary or advisable by the Collateral Agent:

(1) an amendment to the existing Mortgage (the “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Collateral Agent and otherwise approved by the applicable local counsel for filing in the appropriate jurisdiction;

(2) to the extent any Mortgage Amendment is required pursuant to clause (B)(1) above, a date down endorsement to the existing title insurance policy (if such endorsement is available in the jurisdiction, and if such endorsement is not available, a title search and modification endorsement in lieu thereof, if available), which shall be in form and substance reasonably satisfactory to the Collateral Agent and reasonably assures the Collateral Agent as of the date of such endorsement that the Mortgaged Property subject to the lien of such Mortgage is free and clear of all defects and encumbrances except those Liens permitted under such Mortgage; and

(3) such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsement to the title insurance policy contemplated in this Schedule I and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes and related charges, costs and expenses required for the recording of the Mortgage Amendment referred to above and required for the issuance of the endorsement to the Title Policy contemplated in this Schedule I.

[Term B Lender Signature Page to Burlington Coat Factory Warehouse Corporation Amendment]

~~EXECUTION VERSION~~Exhibit A

CREDIT AGREEMENT

dated as of February 24, 2011

and as Amended by Amendment No. 1 on May 16, 2012

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION,

as Borrower

THE FACILITY GUARANTORS NAMED HEREIN

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent and Collateral Agent

GOLDMAN SACHS LENDING PARTNERS LLC,

as Syndication Agent

THE LENDERS

NAMED HEREIN

And

J.P. MORGAN SECURITIES LLC,

GOLDMAN SACHS LENDING PARTNERS LLC,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

WELLS FARGO SECURITIES, LLC,

as Joint Lead Arrangers and Joint Book Runners

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

SECTION 1.01	Definitions	1
SECTION 1.02	Terms Generally	~~33~~34
SECTION 1.03	Accounting Terms	~~34~~35
SECTION 1.04	Rounding	35
SECTION 1.05	Times of Day	35
SECTION 1.06	Certifications	35

ARTICLE II

AMOUNT AND TERMS OF CREDIT

SECTION 2.01	Commitment of the Lenders	~~35~~36
SECTION 2.02	Reserved	~~35~~36
SECTION 2.03	Procedure for Term Loan Borrowing	~~35~~36
SECTION 2.04	Repayment of Term Loans	~~36~~37
SECTION 2.05	Incremental Term Loans	~~36~~37
SECTION 2.06	Extended Term Loans	~~37~~38
SECTION 2.07	Notes	~~38~~39
SECTION 2.08	Interest on Term Loans	39
SECTION 2.09	Conversion and Continuation of Term Loans	~~39~~40
SECTION 2.10	Alternate Rate of Interest for Term Loans	~~40~~41
SECTION 2.11	Change in Legality	~~40~~41
SECTION 2.12	Default Interest	~~40~~41
SECTION 2.13	Reserved	41
SECTION 2.14	Increased Costs	41
SECTION 2.15	Reserved	~~41~~42
SECTION 2.16	Optional Prepayment of Term Loans; Reimbursement of Lenders	~~41~~42
SECTION 2.17	Mandatory Prepayment	~~44~~45
SECTION 2.18	Reserved	~~45~~46
SECTION 2.19	Fees	46
SECTION 2.20	Maintenance of Loan Account; Statements of Account	~~46~~47
SECTION 2.21	Payments	~~46~~47
SECTION 2.22	Reserved	~~47~~48
SECTION 2.23	Taxes	~~47~~48
SECTION 2.24	Mitigation Obligations; Replacement of Lenders	~~50~~51

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.01	Organization; Powers	51
SECTION 3.02	Authorization; Enforceability	~~51~~52
SECTION 3.03	Governmental and Other Approvals; No Conflicts	~~51~~52
SECTION 3.04	Financial Condition	~~51~~52
SECTION 3.05	Properties	~~51~~52
SECTION 3.06	Litigation and Environmental Matters	~~52~~53
SECTION 3.07	Compliance with Laws and Agreements	53
SECTION 3.08	Investment and Holding Company Status	~~53~~54

-i-

Page

SECTION 3.09	Taxes	~~53~~54
SECTION 3.10	ERISA	~~53~~54
SECTION 3.11	Disclosure	~~53~~54
SECTION 3.12	Subsidiaries	~~53~~54
SECTION 3.13	Insurance	~~53~~54
SECTION 3.14	Labor Matters	~~54~~55
SECTION 3.15	Security Documents	~~54~~55
SECTION 3.16	Federal Reserve Regulations	~~54~~55
SECTION 3.17	Solvency	~~54~~55

ARTICLE IV

CONDITIONS

SECTION 4.01	Closing Date	55

ARTICLE V

AFFIRMATIVE COVENANTS

SECTION 5.01	Financial Statements and Other Information	~~56~~57
SECTION 5.02	Notices of Material Events	~~58~~59
SECTION 5.03	Information Regarding Collateral	59
SECTION 5.04	Existence; Conduct of Business	~~59~~60
SECTION 5.05	Payment of Obligations	~~59~~60
SECTION 5.06	Maintenance of Properties	~~59~~60
SECTION 5.07	Insurance	~~59~~60
SECTION 5.08	Books and Records; Inspection and Audit Rights; Appraisals; Accountants	~~60~~61
SECTION 5.09	Reserved	61
SECTION 5.10	Compliance with Laws	61
SECTION 5.11	Use of Proceeds	~~61~~62
SECTION 5.12	Additional Subsidiaries	~~61~~62
SECTION 5.13	Further Assurances	~~61~~62
SECTION 5.14	Post Closing Covenants	~~61~~62

ARTICLE VI

NEGATIVE COVENANTS

SECTION 6.01	Indebtedness and Other Obligations	62
SECTION 6.02	Liens	62
SECTION 6.03	Fundamental Changes	62
SECTION 6.04	Investments, Guarantees and Acquisitions	~~62~~63
SECTION 6.05	Asset Sales	~~62~~63
SECTION 6.06	Restricted Payments; Certain Payments of Indebtedness	~~62~~63
SECTION 6.07	Transactions with Affiliates	~~63~~64
SECTION 6.08	Restrictive Agreements	~~64~~65
SECTION 6.09	Amendment of Material Documents	~~64~~65
SECTION 6.10	Financial Performance Covenants	~~64~~65
SECTION 6.11	Fiscal Year	~~66~~67

-ii-

Page

ARTICLE VII

EVENTS OF DEFAULT

SECTION 7.01	Events of Default	~~66~~67
SECTION 7.02	Remedies on Default	~~69~~70
SECTION 7.03	Application of Proceeds	~~69~~70

ARTICLE VIII

THE AGENTS

SECTION 8.01	Appointment and Administration by Administrative Agent	70
SECTION 8.02	Appointment of Collateral Agent	~~70~~71
SECTION 8.03	Sharing of Excess Payments	~~70~~71
SECTION 8.04	Agreement of Applicable Lenders	~~70~~71
SECTION 8.05	Liability of Agents	71
SECTION 8.06	Notice of Default	~~71~~72
SECTION 8.07	Credit Decisions	72
SECTION 8.08	Reimbursement and Indemnification	72
SECTION 8.09	Rights of Agents	~~72~~73
SECTION 8.10	Notice of Transfer	~~72~~73
SECTION 8.11	Successor Agents	~~72~~73
SECTION 8.12	Relation Among the Lenders	73
SECTION 8.13	Reports and Financial Statements	73
SECTION 8.14	Agency for Perfection	~~73~~74
SECTION 8.15	Authority to Enter Into Intercreditor Agreements	~~73~~74
SECTION 8.16	Collateral Matters	74
SECTION 8.17	Syndication Agent and Arrangers	~~74~~75
SECTION 8.18	Withholding Taxes	~~74~~75

ARTICLE IX

MISCELLANEOUS

SECTION 9.01	Notices	~~74~~75
SECTION 9.02	Waivers; Amendments	~~75~~76
SECTION 9.03	Expenses; Indemnity; Damage Waiver	~~77~~78
SECTION 9.04	Successors and Assigns	~~78~~79
SECTION 9.05	Survival	83
SECTION 9.06	Counterparts; Integration; Effectiveness	~~83~~84
SECTION 9.07	Severability	~~83~~84
SECTION 9.08	Right of Setoff	~~83~~84
SECTION 9.09	Governing Law; Jurisdiction; Consent to Service of Process	84
SECTION 9.10	WAIVER OF JURY TRIAL	~~84~~85
SECTION 9.11	Press Releases and Related Matters	~~84~~85
SECTION 9.12	Headings	~~84~~85
SECTION 9.13	Interest Rate Limitation	~~84~~85
SECTION 9.14	Additional Waivers	85
SECTION 9.15	Confidentiality	~~86~~87
SECTION 9.16	Patriot Act	~~86~~87
SECTION 9.17	Foreign Asset Control Regulations	87
SECTION 9.18	Intercreditor Agreements	~~87~~88
SECTION 9.19	No Advisory or Fiduciary Responsibility	~~87~~88

-iii-

EXHIBITS

Exhibit A:	Form of Assignment and Acceptance
Exhibit B-1:	Borrowing Request
Exhibit B-2:	Conversion/Continuation Notice
Exhibit C:	Form of Note
Exhibit D:	Form of Joinder
Exhibit E:	Form of Compliance Certificate
Exhibit F:	Closing Agenda
Exhibit G:	Pari Passu Lien Intercreditor Agreement
Exhibit H:	Discounted Prepayment Option Notice
Exhibit I:	Lender Participation Notice
Exhibit J:	Discounted Voluntary Prepayment Notice
Exhibit K:	Affiliated Lender Assignment and Acceptance
Exhibit L-1	Form of Tax Status Certificate
Exhibit L-2	Form of Tax Status Certificate
Exhibit L-3	Form of Tax Status Certificate
Exhibit L-4	Form of Tax Status Certificate

SCHEDULES

Schedule 1.1(a):	Lenders and Commitments
Schedule 1.1(b):	Pending Real Estate Dispositions
Schedule 3.01:	Organization Information
Schedule 3.05(a):	Title Exceptions
Schedule 3.05(b):	Intellectual Property
Schedule 3.05(c)(i):	Owned Real Estate
Schedule 3.05(c)(ii):	Leased Real Estate
Schedule 3.06(a):	Disclosed Matters
Schedule 3.06(b):	Environmental Matters
Schedule 3.06(c):	Superfund Sites
Schedule 3.06(d):	Real Estate Liens
Schedule 3.10:	ERISA Matters
Schedule 3.12:	Subsidiaries; Joint Ventures
Schedule 3.13:	Insurance
Schedule 3.14:	Collective Bargaining Agreements
Schedule 5.14:	Post Closing Covenants
Schedule 6.01:	Existing Indebtedness
Schedule 6.02:	Existing Encumbrances
Schedule 6.04:	Existing Investments
Schedule 6.05:	Asset Sales
Schedule 6.07:	Affiliate Transactions

-iv-

CREDIT AGREEMENT dated as of February 24, 2011 (as amended on May 16, 2012) among:

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION (in such capacity, the “Borrower”), a corporation organized under the laws of the State of Delaware, with its principal executive offices at 1830 Route 130, Burlington, New Jersey 08016;

The FACILITY GUARANTORS from time to time party hereto;

JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”), for its own benefit and the benefit of the other Secured Parties; and

The LENDERS party hereto;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01 Definitions. As used in this Agreement, the following terms have the meanings specified below:

“ABL Agreement” means that certain amended and restated credit agreement dated January 15, 2010 by and among the Borrower, as the lead borrower, the other borrowers named therein, Bank of America, N.A., as administrative agent and as collateral agent as replaced by any successor agent, and the lenders identified therein, as amended, restated, supplemented or otherwise modified from time to time.

“ABL Borrowings Amount” means, as of any date (the “Reference Date”), an amount equal to (a) the sum of the aggregate amount of Revolving Credit Loans of the Borrower and its Subsidiaries outstanding as of the Reference Date and the last day of each of the eleven months ending immediately prior to the Reference Date divided by (b) twelve.

“ABL Facility” means the revolving credit loan facility established pursuant to the ABL Agreement, as amended, restated, amended and restated, modified, supplemented, refinanced or replaced from time to time.

“ABL Intercreditor Agreement” means that certain Intercreditor Agreement dated as of April 13, 2006 by and among Bear Stearns Corporate Lending Inc., as predecessor administrative agent and collateral agent to the Term Agent (as defined in the ABL Intercreditor Agreement) thereunder, Bank of America, N.A., as administrative agent and as collateral agent under the ABL Facility, and the Loan Parties, as amended, restated, supplemented or otherwise modified from time to time.

“Acceptable Discount” has the meaning provided in SECTION 2.16(d)(iii).

“Acceptance Date” has the meaning provided in SECTION 2.16(d)(ii).

“Account(s)” means “accounts” as defined in the UCC, and also means a right to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, or (c) arising out of the use of a credit or charge card or information contained on or for use with the card. The term “Account” does not include (a) rights to payment evidenced by chattel paper or an instrument, (b) commercial tort claims, (c) deposit accounts, (d) investment property, or (e) letter-of-credit rights or letters of credit.

“Acquired EBITDA” means, with respect to any entity or business acquired in a Permitted Acquisition (any of the foregoing, an “Acquired Entity”), for any period, the amount of Consolidated EBITDA of such Acquired Entity for such period (determined using such definition as if references to the Borrower and its Subsidiaries therein were to such Acquired Entity and its Subsidiaries), all as determined on a Consolidated basis for such Acquired Entity in accordance with GAAP.

“Acquired Entity” has the meaning provided in the definition of “Acquired EBITDA.”

“Acquisition” means, with respect to a specified Person, (a) an Investment in or a purchase of a 50% or greater interest in the Capital Stock of any other Person, (b) a purchase or acquisition of all or substantially all of the assets of any other Person, (c) a purchase or acquisition of a Real Estate portfolio or Stores from any other Person, or (d) any merger or consolidation of such Person with any other Person or other transaction or series of transactions resulting in the acquisition of all or substantially all of the assets, or a 50% or greater interest in the Capital Stock of, any Person, in each case in any transaction or group of transactions which are part of a common plan.

“Additional Term B-1 Commitment” means, with respect to each Additional Term B-1 Lender, its commitment to make a Term B-1 Loan on the Amendment No. 1 Effective Date in an amount set forth on the joinder agreement of such Additional Term B-1 Lender. The aggregate amount of the Additional Term B-1 Commitments of all Additional Term B-1 Lenders shall equal the outstanding principal amount of Non-Converted Term B Loans.

“Additional Term B-1 Lender” shall mean a Person with an Additional Term B-1 Commitment.

“Adjusted LIBO Rate” means, with respect to any LIBO Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of one percent) equal to the greater of (i) the product of (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate and (ii) ~~1.50~~1.25%. At any time the Adjusted LIBO Rate is determined pursuant to clause (i) of the preceding sentence, the Adjusted LIBO Rate will be adjusted automatically as to all LIBO Borrowings then outstanding as of the effective date of any change in the Statutory Reserve Rate.

“Administrative Agent” has the meaning provided in the preamble to this Agreement.

“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent.

“Advisory Agreement” means the Advisory Agreement dated as of April 13, 2006 by and among BCF Holdings, the Borrower and Bain Capital Partners, LLC, a Delaware limited liability company, as amended and in effect from time to time in a manner not prohibited hereunder.

“Advisory Fees” means annual advisory fees, closing fees and transaction fees and related expenses payable by the Loan Parties pursuant to the Advisory Agreement, but not to exceed the amounts payable thereunder as in effect on the Closing Date.

“Affiliate” means, with respect to a specified Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with the Person specified.

“Agents” means collectively, the Administrative Agent and the Collateral Agent.

“Agreement” means this Credit Agreement, as modified, amended, supplemented or restated, and in effect from time to time.

“Agreement Value” means for each Hedge Agreement, on any date of determination, an amount equal to:

(a) In the case of a Hedge Agreement documented pursuant to an ISDA Master Agreement, the amount, if any, that would be payable by any Loan Party to its counterparty to such Hedge Agreement, as if

(i) such Hedge Agreement was being terminated early on such date of determination and (ii) such Loan Party was the sole “Affected Party” (as therein defined);

(b) In the case of a Hedge Agreement traded on an exchange, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss, if any, on such Hedge Agreement to the Loan Party which is party to such Hedge Agreement, based on the settlement price of such Hedge Agreement on such date of determination; or

(c) In all other cases, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss, if any, on such Hedge Agreement to the Loan Party that is party to such Hedge Agreement as the amount, if any, by which (i) the present value of the future cash flows to be paid by such Loan Party exceeds (ii) the present value of the future cash flows to be received by such Loan Party, in each case pursuant to such Hedge Agreement.

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of May 16, 2012, by and among the Loan Parties, the Administrative Agent and the Amendment No. 1 Consenting Lenders.

“Amendment No. 1 Consenting Lender” means each Lender that provided the Administrative Agent with a counterpart to Amendment No. 1 executed by such Lender.

“Amendment No. 1 Effective Date” has the meaning specified in Amendment No. 1.

“Applicable Discount” has the meaning provided in SECTION 2.16(d)(iii).

“Applicable Law” means as to any Person: (a) all laws, statutes, rules, regulations, orders, codes, ordinances or other requirements having the force of law; and (b) all court orders, decrees, judgments, injunctions, enforceable notices, binding agreements and/or rulings, in each case of or by any Governmental Authority which has jurisdiction over such Person, or any property of such Person.

“Applicable Lenders” means the Required Lenders or all Lenders, as applicable.

“Applicable Margin” means ~~4.75~~4.25%, in the case of Term B-1 Loans which are LIBO Loans, and ~~3.75~~3.25%, in the case of Term B-1 Loans which are Prime Rate Loans. The Incremental Term Loans and Extended Term Loans shall have Applicable Margins as set forth in the applicable Incremental Term Loan Amendment or Term Loan Extension Amendment; provided, that, in the event that the Yield applicable to any Incremental Term Loans (other than Refinancing Term Loans) of any Class would be more than 0.50% greater than the Yield for the Term B-1 Loans, the Applicable Margins set forth above for the Term B-1 Loans shall be increased from those provided above so that the Yield for the Term B-1 Loans is equal to (x) the Yield for such Incremental Term Loans minus (y) 0.50%.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means, collectively, J.P. Morgan Securities LLC, Goldman Sachs Lending Partners LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC in their capacities as joint lead arrangers and bookrunners.

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by SECTION 9.04), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent.

“Available Amount” means, on any date (the “Specified Date”), an amount equal at such time to (a) the sum of (i) the excess, if positive, of (x) an amount, not less than zero, equal to the cumulative amount of Excess Cash Flow for all full Fiscal Years commencing after the Closing Date (commencing with the Fiscal Year ending January 28, 2012) and prior to the Specified Date minus (y) the portion of such Excess Cash Flow that has been after the Closing Date and on or prior to the Specified Date applied to the prepayment of Loans in accordance with SECTION 2.17(d)

plus (ii) the aggregate net cash proceeds (excluding proceeds constituting the Cure Amount and excluding any proceeds that were relied upon as the basis for taking any other action under ARTICLE VI the permissibility of which was conditioned on the application of such proceeds for such purpose) received by the Borrower following the Closing Date from the issuance and sale of its Capital Stock (other than Disqualified Capital Stock) or contributions to the capital of the Borrower; minus (b) the sum of (i) the aggregate amount of Capital Expenditures made by any Loan Party pursuant to SECTION 6.10(c)(ii) after the Closing Date and on or prior to the Specified Date plus (ii) the aggregate amount of Investments made in reliance on clause (t) of the definition of “Permitted Investments” prior to such Specified Date (net of any cash return on such Investments received by any Loan Party from such Investments prior to such Specified Date) plus (iii) the aggregate amount of payments in respect of Specified Indebtedness made pursuant to SECTION 6.06(b)(v) prior to such Specified Date.

“Bankruptcy Code” means Title 11, U.S.C., as now or hereafter in effect, or any successor thereto.

“BCF Holdings” means Burlington Coat Factory Holdings, Inc.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” has the meaning set forth in the Preamble to this Agreement.

“Borrowing” means the incurrence of Term Loans of a single Class and Type having, in the case of LIBO Loans, a single Interest Period.

“Borrowing Base” means, as of any date, an amount equal to the sum of (x) 95% of the face value of all accounts receivable of the Loan Parties and their Subsidiaries and (y) 65% of the net book value of all inventory owned by the Loan Parties and their Subsidiaries, in each case, calculated on a consolidated basis; provided, however, that if Indebtedness is being incurred to finance an Acquisition pursuant to which any accounts receivable or inventory will be acquired (whether through the direct acquisition of assets or the acquisition of Capital Stock of a Person), the Borrowing Base shall be calculated to give appropriate pro forma effect to any increase in the amount of the Loan Parties’ and their Subsidiaries’ accounts receivable and inventory resulting from such Acquisition.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with SECTION 2.03.

“Breakage Costs” has the meaning provided in SECTION 2.16(b).

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed; provided, however, that when used in connection with a LIBO Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Expenditures” means, with respect to the Loan Parties for any period, the additions to property, plant and equipment and other capital expenditures of the Loan Parties that are (or would be) set forth in a Consolidated statement of cash flows of the Loan Parties for such period prepared in accordance with GAAP; provided that “Capital Expenditures” shall not include (i) any additions to property, plant and equipment and other capital expenditures made with (A) the proceeds of any equity securities issued or capital contributions received by any Loan Party or any Subsidiary in connection with such capital expenditures, (B) the proceeds from any casualty insurance or condemnation or eminent domain, to the extent that the proceeds therefrom are utilized for capital expenditures within twelve months of the receipt of such proceeds or (C) the proceeds or consideration received from any sale, trade in or other disposition of assets (other than assets constituting Collateral consisting of Inventory and Accounts), to the extent that the proceeds and/or consideration therefrom are utilized for capital expenditures within twelve months of the receipt of such proceeds (or, in the case of a sale of Real Estate committed to be reinvested within 12 months of receipt of such proceeds and actually reinvested within 18 months of such receipt), (ii) any such expenditures which constitute a Permitted Acquisition, or (iii) any expenditures which are contractually required to be, and are, reimbursed to the Loan Parties in cash by a third party (including landlords) during such period of calculation.

“Capital Lease Obligations” means, with respect to any Person for any period, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP; for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP (except for temporary treatment of construction related expenditures under EITF 97-10, “The Effects of Lessee Involvement in Asset Construction” which will ultimately be treated as operating leases upon a sale-leaseback transaction).

“Capital Stock” means, as to any Person that is a corporation, the authorized shares of such Person’s capital stock, including all classes of common, preferred, voting and nonvoting capital stock, and, as to any Person that is not a corporation or an individual, the membership or other ownership interests in such Person, including, without limitation, the right to share in profits and losses, the right to receive distributions of cash and other property, and the right to receive allocations of items of income, gain, loss, deduction and credit and similar items from such Person, whether or not such interests include voting or similar rights entitling the holder thereof to exercise Control over such Person, collectively with, in any such case, all warrants, options and other rights to purchase or otherwise acquire, and all other instruments convertible into or exchangeable for, any of the foregoing.

“Cash Equivalents” means Permitted Investments set forth in clauses (a) through (e) in the definition thereof.

“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq.

“Change in Control” means, at any time:

(a) any “change in/of control” or similar event as defined in any documents governing the Senior Notes;

(b) after the consummation of a Qualifying IPO, any person or “group” (within the meaning of the Securities and Exchange Act of 1934, as amended), other than any one or more of the Sponsor Group, is or becomes the beneficial owner (within the meaning of Rule 13d-3 or 13d-5 of the Securities and Exchange Act of 1934, as amended, except that such person shall be deemed to have “beneficial ownership” of all Capital Stock that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of (i) thirty-five percent (35%) or more (on a fully diluted basis) of the total then outstanding Capital Stock of BCF Holdings (or Parent if the Qualifying IPO is undertaken by Parent) entitled to vote for the election of directors of BCF Holdings (or Parent, if applicable), and (ii) Capital Stock of BCF Holdings (or Parent, if applicable) entitled to vote for the election of directors of the BCF Holdings (or Parent, if applicable) in an amount greater than the number of shares of such Capital Stock beneficially owned by the Sponsor Group (or over which the Sponsor Group has voting control); or

(c) Parent fails at any time to own, directly or indirectly, 100% of the Capital Stock of the Borrower, except where such failure is as a result of a transaction permitted by the Loan Documents.

“Change in Law” means (a) the adoption of any Applicable Law after the Closing Date, (b) any change in any Applicable Law or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Credit Party (or, for purposes of SECTION 2.14, by any lending office of such Credit Party or by such Credit Party’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith ~~shall~~and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities (or foreign regulatory authorities having jurisdiction over the applicable Lender), in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.

“Charges” has the meaning provided in SECTION 9.13.

“Charter Document” means as to any Person, its partnership agreement, certificate of incorporation, certificate of formation, operating agreement, membership agreement or similar constitutive document or agreement or its by-laws.

“Class” refers to (a) the Term B Loans, (b) the Term B-1 Loans, (c) any particular Series of Incremental Term Loans and (~~c~~d) any particular Extension Series of Extended Term Loans, each as an individual Class of Term Loans hereunder.

“Closing Date” means February 24, 2011.

“Code” means the Internal Revenue Code of 1986 and the Treasury regulations promulgated thereunder, as amended from time to time.

“Collateral” means any and all “Collateral,” “Pledged Collateral” or words of similar intent as defined in any applicable Security Document.

“Collateral Agent” has the meaning provided in the preamble to this Agreement.

“Commitment” means, as to any Lender, the obligation of such Lender to make a Term B Loan to the Borrower in a principal amount not to exceed the amount set forth opposite its name on Schedule 1.1(a).

“Compliance Certificate” has the meaning provided in SECTION 5.01(d).

“Consolidated” means, when used to modify a financial term, test, statement, or report of a Person, the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of such Person and its Subsidiaries.

“Consolidated Current Assets” means, at any date, all amounts (other than cash, Cash Equivalents and the current portion of deferred income taxes) that would, in conformity with GAAP, be included in the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries at such date.

“Consolidated Current Liabilities” means, at any date, all amounts that would, in conformity with GAAP, be included in the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries at such date, but excluding (a) the current portion of any Funded Debt of the Borrower and its Subsidiaries and (b) without duplication of clause (a) above, all Indebtedness consisting of Revolving Loans (as defined in the ABL Agreement) and Swingline Loans (as defined in the ABL Agreement) to the extent otherwise included therein, (c) the current portion of deferred income taxes and (d) any liability in respect of net obligations pursuant to Hedge Agreements related solely to interest rate protection.

“Consolidated EBITDA” means, with respect to any Person for any period, (i) the sum (without duplication) of (a) Consolidated Net Income for such period, plus in each case without duplication and to the extent deducted in determining Consolidated Net Income for such period, (b) depreciation, amortization, and all other non-cash charges, non-cash expenses or non-cash losses, (c) provisions for Consolidated Taxes based on income, (d) Consolidated Interest Expense, (e) Advisory Fees whether accrued or paid in cash, (f) all transactional costs, expenses and charges in connection with, the consummation of the Transactions and any transaction related to any Permitted Acquisition, Permitted Disposition, issuance of Permitted Indebtedness or issuance of Capital Stock, (g) to the extent not already included in Consolidated Net Income, proceeds from business interruption insurance, (h) to the extent not already included in Consolidated Net Income and actually indemnified or reimbursed, any expenses and charges that are covered by indemnification or reimbursement provisions in connection with any Permitted Acquisition or any Permitted Disposition, (i) cash receipts (or reduced cash expenditures) in respect of income received in connection with subleases to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated EBITDA pursuant to clause (ii)(b) below for any previous period, (j) cash charges not to exceed $25,000,000 in the aggregate after the Closing Date associated with restructuring activities, including, but not limited to, restructuring, consolidation or discontinuance of any portion of the operations, severance, recruiting, retention, relocation and other expenses of management and contract and lease termination expenses, and (k) unusual, nonrecurring or extraordinary expenses, losses or charges, minus (ii) the sum of (a) any Restricted Payments made in cash during such period to any Person (other than a Loan Party) having an interest in any Subsidiary of a Loan Party (b) non-cash gains for such period to the extent included in Consolidated Net Income, and (c) cash payments made during such period on account of non-cash charges added back in the calculation of Consolidated EBITDA pursuant to clause (i)(b) above for any previous period; provided that Consolidated EBITDA shall be increased or decreased for any period to the extent necessary to eliminate the effects during such period of any increase or decrease in legal, auditing, consulting and accounting related expenses (including changes to accounting systems) for such period relating directly to the change in Fiscal Year of the Loan Parties to the period of twelve consecutive Fiscal Months ending the Saturday closest to January 31 of any calendar year compared to the amount of such expenses that would have been incurred in such period had such change in Fiscal Year not occurred (as determined in good faith by the Borrower and as set forth in a certificate of a Responsible Officer delivered to the Administrative Agent); provided further that Consolidated EBITDA of the Borrower and its Subsidiaries for the Fiscal Quarters ending May 1, 2010, July 31, 2010 and October 30, 2010 shall be $78,232,000, $7,816,000 and $63,226,000, respectively.

“Consolidated Interest Coverage Ratio” means, on the last day of any Fiscal Quarter, the ratio of (a) Consolidated EBITDA of the Borrower and its Subsidiaries for the period of four consecutive Fiscal Quarters most recently ended on and prior to such date, taken as one accounting period, to (b) Consolidated Interest Expense of the Borrower paid in cash for the period of four consecutive Fiscal Quarters most recently ended on and prior to such date, taken as one accounting period.

“Consolidated Interest Expense” means, with respect to any Person for any period, total interest expense (including that attributable to Capital Lease Obligations in accordance with GAAP but excluding any imputed interest as a result of purchase accounting) of such Person on a Consolidated basis with respect to all outstanding Indebtedness of such Person, including, without limitation, the Obligations and all commissions, discounts and other fees and charges owed with respect thereto, but excluding (i) any non-cash or deferred interest financing costs and (ii) any non-cash amortization or write-down of any deferred financing fees or bridge facility fees, all as determined on a Consolidated basis in accordance with GAAP and reduced by interest income received or receivable in cash for such period. For purposes of the foregoing, interest expense of any Person shall be determined after giving effect to any net payments made or received by such Person with respect to interest rate Hedge Agreements.

“Consolidated Leverage Ratio” means, as of any date, the ratio of (a) the sum of (i) Consolidated Total Debt (other than any portion of such Consolidated Total Debt that is attributed to Revolving Credit Loans of the Borrower and its Subsidiaries outstanding at such date) plus (ii) the ABL Borrowings Amount on such date to (b) Consolidated EBITDA of the Borrower and its Subsidiaries for the period of four consecutive Fiscal Quarters most recently ended on or prior to such date, taken as one accounting period.

“Consolidated Net Income” means, with respect to any Person for any period, the net income (or loss) of such Person on a Consolidated basis for such period taken as a single accounting period determined in accordance with GAAP; provided, however, that there shall be excluded (a) the income (or loss) of such Person in which any other Person has a joint interest, except to the extent of the amount of dividends or other distributions actually paid in cash to such Person during such period, and (b) the income of any direct or indirect Subsidiary of a Person to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its Charter Documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.

“Consolidated Secured Leverage Ratio” means, as of any date, the ratio of (a) the sum of (i) Consolidated Total Debt (other than any portion of such Consolidated Total Debt that is (x) attributed to Revolving Credit Loans of the Borrower and its Subsidiaries outstanding at such date or (y) not secured by any Liens on any assets of the Borrower or any of its Subsidiaries) plus (ii) the ABL Borrowings Amount on such date to (b) Consolidated EBITDA of the Borrower and its Subsidiaries for the period of four consecutive Fiscal Quarters most recently ended on or prior to such date, taken as one accounting period.

“Consolidated Taxes” means, as of any date for the applicable period ending on such date with respect to the Loan Parties on a Consolidated basis, the aggregate of all income, withholding, franchise and similar taxes and foreign withholding taxes, as determined in accordance with GAAP, to the extent the same are paid or accrued during such period.

“Consolidated Total Debt” means, at any date, the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries on a Consolidated basis outstanding at such date in the amount that would be reflected on a balance sheet prepared on such date in accordance with GAAP.

“Consolidated Working Capital” means, at any date, the excess of Consolidated Current Assets on such date over Consolidated Current Liabilities on such date.

“Control” means the possession, directly or indirectly, of the power (a) to vote 50% or more of the securities having ordinary voting power for the election of directors (or any similar governing body) of a Person, or (b) to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative thereto.

“Converted Term B Loan” means each Term B Loan held by an Amendment No. 1 Consenting Lender on the Amendment No. 1 Effective Date (or, if less, the amount notified to such Lender by the Administrative Agent) immediately prior to the effectiveness of Amendment No. 1.

“Credit Party” means (a) the Lenders, (b) the Agents and their respective Affiliates and branches, (c) the Arrangers and (d) the successors and permitted assigns of each of the foregoing.

“Credit Party Expenses” means, without limitation, all of the following to the extent incurred in connection with this Agreement and the other Loan Documents: (a) all reasonable and documented out-of-pocket expenses incurred by the Agents and their Affiliates, including the reasonable and documented fees, charges and disbursements of one counsel for the Agents and their Affiliates (plus one local counsel in each other jurisdiction to the extent reasonably necessary), in connection with the preparation and administration of the Loan Documents, the syndication of the credit facilities provided for herein, or any amendments, modifications or waivers requested by a Loan Party of the provisions hereof or thereof (whether or not any such amendments, modifications or waivers shall be consummated) and (b) all reasonable and documented out-of-pocket expenses incurred by the Arrangers, Agents or, subject to the proviso below any Lender and their respective Affiliates and branches, including the reasonable and documented fees, charges and disbursements of one counsel for the Arrangers, the Agents and their Affiliates (plus one local counsel in each other jurisdiction to the extent reasonably necessary) in connection with the enforcement and protection of their rights in connection with the Loan Documents, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or related negotiations in respect of such Term Loans; provided that the Lenders who are not the Arrangers or Agents shall be entitled to reimbursement for no more than one counsel representing all such Lenders who shall be selected by the Agent (absent a conflict of interest in which case each group of similarly situated Lenders, taken as a whole, may engage and be reimbursed for one additional counsel to the affected party). Credit Party Expenses shall not include the allocation of any overhead expenses of any Credit Party.

“Cure Amount” has the meaning provided in SECTION 7.01.

“Cure Right” has the meaning provided in SECTION 7.01.

“Default” means any event or condition described in SECTION 7.01 that constitutes an Event of Default or that upon notice, lapse of any cure period set forth in SECTION 7.01, or both, would, unless cured or waived, become an Event of Default.

“Default Rate” has the meaning provided in SECTION 2.12.

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed on Schedule 3.06(a) and Schedule 3.06(b).

“Discount Range” has the meaning provided in SECTION 2.16(d)(ii).

“Discounted Prepayment Option Notice” has the meaning provided SECTION 2.16(d)(ii).

“Discounted Voluntary Prepayment” has the meaning provided in SECTION 2.16(d)(i).

“Discounted Voluntary Prepayment Notice” has the meaning provided in SECTION 2.16(d)(v).

“Disqualified Capital Stock” means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) is mandatorily redeemable in whole or in part prior to the Maturity Date of any Class of Term Loans outstanding on the date such Capital Stock is issued, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) Indebtedness or any Capital Stock referred to in (a) above prior to the Maturity Date of any Class of Term Loans outstanding on the date such Capital Stock is issued, or (c) contains any mandatory repurchase obligation which comes into effect prior to the Maturity Date of any Class of Term Loans outstanding on the date such Capital Stock is issued, provided that any Capital Stock that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Capital Stock is convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem such Capital Stock upon the occurrence of a Change in Control shall not constitute Disqualified Capital Stock.

“Dividend Payment” means a one-time dividend in an amount not to exceed $325,000,000, a portion of which shall be used to repurchase or redeem all 14 1/2% Senior Discount Notes due 2014 previously issued by Parent.

“Documents” has the meaning assigned to such term in the Security Agreement.

“dollars” or “$” refers to lawful money of the United States of America.

“Earn-Out Obligations” means the maximum amount of all obligations incurred or to be incurred in connection with any Acquisition of a Person pursuant to a Permitted Acquisition under non-compete agreements, consulting agreements, earn-out agreements and similar deferred purchase agreements.

“ECF Percentage” means, with respect to any Fiscal Year of the Borrower ending on or after January 28, 2012, 50%; provided that the ECF Percentage shall be reduced to (i) 25%, if the Consolidated Leverage Ratio as of the last day of such Fiscal Year is less than or equal to 4.0 to 1.0 and greater than or equal to 3.5 to 1.0, or (ii) 0%, if the Consolidated Leverage Ratio as of the last day of such Fiscal Year is less than 3.5 to 1.0.

“Eligible Assignee” means any Lender, Affiliate of a Lender or Fund (including, without limitation, any Investment Fund or Approved Fund); provided that in any event, “Eligible Assignee” shall not include any natural person or any Person in direct competition with a Loan Party’s business and identified in writing to the Administrative Agent by the Borrower from time to time (and the Administrative Agent shall notify the Lenders of any Persons so identified by the Borrower).

“Environmental Laws” means all Applicable Laws issued, promulgated or entered into by or with any Governmental Authority, relating in any way to (a) the protection of the environment, (b) the handling, treatment, storage, disposal of Hazardous Materials, (c) exposure of any Person to Hazardous Materials, or the Release or threatened Release of any Hazardous Material to the environment, (d) the assessment or remediation of any such Release or threatened Release of any Hazardous Material to the environment or (e) occupational health or safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including, without limitation, any liability for damages, natural resource damage, costs of environmental remediation, administrative oversight costs, fines, penalties or indemnities), of any Loan Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equipment” has the meaning set forth in the Security Documents.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means: (a) any “reportable event,” as defined in Section 4043 of ERISA with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) with respect to any Plan, the failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any ERISA Affiliate of any liability in excess of $25,000,000 (or such lesser amount as would reasonably be expected to result in a Material Adverse Effect) with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability in excess of $25,000,000 (or such lesser amount as would reasonably be expected to result in a Material Adverse Effect) or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA. “Event of Default” has the meaning provided in SECTION 7.01.

“Excess Cash Flow” means, for any Fiscal Year of the Borrower, the excess, if any, of (a) the sum, without duplication, of (i) Consolidated Net Income for such Fiscal Year, (ii) the amount of all non-cash charges (including Consolidated depreciation and amortization) deducted in arriving at such Consolidated Net Income to the extent such non-cash charges do not result in a cash payment in a future period, (iii) decreases in Consolidated Working Capital for such Fiscal Year, and (iv) the aggregate net amount of non-cash loss on the sale, transfer or other disposition of any assets by the Borrower and its Subsidiaries during such Fiscal Year outside the ordinary course of business, to the extent deducted in arriving at such Consolidated Net Income over (b) the sum, without duplication, of (i) the amount of all non-cash credits included in arriving at such Consolidated Net Income, (ii) the aggregate amount actually paid by the Borrower and its Subsidiaries in cash during such Fiscal Year on account of unfinanced Capital Expenditures, (iii) the aggregate amount of all regularly scheduled principal payments of the Term Loans during such Fiscal Year, (iv) the aggregate amount of all regularly scheduled, mandatory or optional principal payments of Funded Debt (other than the Term Loans) of the Borrower and its Subsidiaries made during such Fiscal Year (other than (x) in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder and (y) any such principal prepayments financed with the proceeds of other Indebtedness), (v) increases in Consolidated Working Capital for such Fiscal Year, (vi) the aggregate net amount of non-cash gain on the sale, transfer or other disposition of any assets by the Borrower and its Subsidiaries during such Fiscal Year outside the ordinary course of business, to the extent included in arriving at such Consolidated Net Income and (vii) cash payments made in respect of long-term liabilities of the Borrower and its Subsidiaries other than Indebtedness.

“Excess Cash Flow Application Date” has the meaning provided in SECTION 2.17(d).

“Excluded Taxes” means, with respect to the Agents, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its gross or net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located, (c) taxes imposed on any “withholdable payment” payable to such recipient as a result of the failure of such recipient to satisfy the applicable requirements as set forth in FATCA or any amended or successor version that is substantively comparable, and (d) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under SECTION 2.24(a)), any United States withholding tax that is imposed on amounts payable to such Foreign Lender (i) under any law in effect at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office other than at the request of the Borrower under SECTION 2.24), except to the extent that such Foreign Lender (or its assignor, if any)

was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to SECTION 2.23(a) or (ii) is attributable to such Foreign Lender’s failure to comply with SECTION 2.23(e).

“Existing Term Loan Class” has the meaning provided in SECTION 2.06(a).

“Extended Term Loans” has the meaning provided in SECTION 2.06(a).

“Extending Term Lender” has the meaning provided in SECTION 2.06(c).

“Extension Election” has the meaning provided in SECTION 2.06(c).

“Extension Request” has the meaning provided in SECTION 2.06(a).

“Extension Series” has the meaning provided in SECTION 2.06(b).

“Facility Guarantee” means any Guarantee of the Obligations executed by BCF Holdings and its Subsidiaries which are or hereafter become Facility Guarantors in favor of the Agents and the other Secured Parties.

“Facility Guarantors” means any Person executing a Facility Guarantee.

“FATCA” means Sections 1471 through 1474 of the Code and any Treasury regulations with respect thereto or official interpretations thereof.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of one percent (1%)) of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of one percent (1%)) of the quotations for such day for such transactions received by the Administrative Agent from three (3) federal funds brokers of recognized standing selected by it.

“Fee Letter” means the Amended and Restated Fee Letter dated ~~February 24, 2011~~April 30, 2012 by and between the Borrower and the Administrative Agent.

“Financial Officer” means, with respect to any Loan Party, the chief financial officer, chief accounting officer, treasurer, assistant treasurer, controller or assistant controller of such Loan Party.

“Financial Performance Covenants” means the covenants of the Borrower set forth in SECTIONS 6.10 (a) and (b).

“Fiscal Month” means any fiscal month of any Fiscal Year, which month shall generally consist of (i) in the case of the first, third, fourth, sixth, seventh, ninth and tenth Fiscal Months of each Fiscal Year, four calendar weeks, (ii) in the case of the second, fifth, eighth and eleventh Fiscal Months of each Fiscal Year, five calendar weeks and (iii) in the case of the twelfth Fiscal Month of each Fiscal Year, the period from the first day following the eleventh Fiscal Month of such Fiscal Year through the last day of such Fiscal Year, in accordance with the fiscal accounting calendar of BCF Holdings and its Subsidiaries.

“Fiscal Quarter” means any fiscal quarter of any Fiscal Year, which quarter shall generally end on (i) in the case of the first three Fiscal Quarters of each Fiscal Year, on the date that is 13 weeks after the last day of the preceding Fiscal Quarter and (ii) in the case of the last Fiscal Quarter of each Fiscal Year, on the last day of such Fiscal Year, in accordance with the fiscal accounting calendar of BCF Holdings and its Subsidiaries.

“Fiscal Year” means any period of twelve consecutive Fiscal Months ending on the Saturday closest to January 31 of any calendar year.

“Fixed Assets” means Equipment and Real Estate.

“Flood Insurance Laws” means, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto and (iv) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

“Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia, or any of its territories or possessions.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Funded Debt” means, as to any Person, all Indebtedness for borrowed money of such Person that matures more than one year from the date of its creation or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including all current maturities and current sinking fund payments in respect of such Indebtedness whether or not required to be paid within one year from the date of its creation and, in the case of the Borrower, Indebtedness in respect of the Term Loans and Revolving Credit Loans (as defined in the ABL Agreement).

“Funding Office” means the office of the Administrative Agent specified in SECTION 9.01 or such other office as may be specified from time to time by the Administrative Agent as its funding office by written notice to the Borrower and the Lenders.

“GAAP” means generally accepted accounting principles in effect from time to time in the United State of America which are consistent with those promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or successors) in effect and applicable to that accounting period in respect of which reference to GAAP is being made.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation, provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business or customary and reasonable indemnity obligations, including but not limited to, those in effect on the Closing Date or entered into in connection with any Permitted Acquisition or Permitted Disposition (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, mold, fungi or similar bacteria, and all other substances or wastes of any nature regulated pursuant to any Environmental Law because of their dangerous or deleterious properties, including any material listed as a hazardous substance under Section 101(14) of CERCLA.

“Hedge Agreement” means any derivative agreement, or any interest rate protection agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“Immaterial Subsidiary” means a Subsidiary of BCF Holdings for which (a) the assets of such Subsidiary constitute less than or equal to 1% of the total assets of BCF Holdings and its Subsidiaries on a consolidated basis and collectively with all Immaterial Subsidiaries, less than or equal to 5% of the total assets of BCF Holdings and its Subsidiaries on a consolidated basis, and (b) the revenues of such Subsidiary account for less than or equal to 1% of the total revenues of BCF Holdings and its Subsidiaries on a consolidated basis and collectively with all Immaterial Subsidiaries, less than or equal to 5% of the total revenues of BCF Holdings and its Subsidiaries on a consolidated basis.

“Incremental Effective Date” has the meaning provided in SECTION 2.05(a).

“Incremental Term Lender” has the meaning provided in SECTION 2.05(b).

“Incremental Term Loan” has the meaning provided in SECTION 2.05(a).

“Incremental Term Loan Amendment” has the meaning provided in SECTION 2.05(c).

“Indebtedness” of any Person means, without duplication:

(a) All obligations of such Person for borrowed money (including any obligations which are without recourse to the credit of such Person);

(b) All obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

(c) All obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person;

(d) All obligations of such Person in respect of the deferred purchase price of property or services (excluding accrued expenses and accounts payable incurred in the ordinary course of business);

(e) All Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed or is limited in recourse;

(f) All Guarantees by such Person of Indebtedness of others;

(g) All Capital Lease Obligations of such Person;

(h) All obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty;

(i) All obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances;

(j) The Agreement Value of all Hedge Agreements;

(k) The principal and interest portions of all rental obligations of such Person under any Synthetic Lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP;

(l) Indebtedness consisting of Earn-Out Obligations in connection with Permitted Acquisitions but only to the extent that the contingent consideration relating thereto is not paid within thirty (30) days after the amount due is finally determined; and

(m) All mandatory obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Capital Stock of such Person (including, without limitation, Disqualified Capital Stock);

Indebtedness shall not include (A) any sale-leaseback transactions to the extent the lease or sublease thereunder is not required to be recorded under GAAP as a Capital Lease Obligation, (B) any obligations relating to overdraft protection and netting services, (C) any preferred stock required to be included as Indebtedness in accordance with GAAP, or (D) items that would appear as a liability on a balance sheet prepared in accordance with GAAP as a result of the application of EITF 97-10, “The Effects of Lessee Involvement in Asset Construction.”

The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitee” has the meaning provided in SECTION 9.03(b).

“Information” has the meaning provided in SECTION 9.15.

“Informational Website” has the meaning provided in SECTION 5.01.

“Installment” has the meaning provided in SECTION 2.04(a).

“Installment Date” has the meaning provided in SECTION 2.04(a).

“Instruments” has the meaning assigned to such term in the Security Agreement.

“Intellectual Property” means all present and future: trade secrets, know-how and other proprietary information; trademarks, Internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing), indicia and other source and/or business identifiers, all of the goodwill related thereto, and all registrations and applications for registrations thereof; works of authorship and other copyrighted works (including copyrights for computer programs), and all registrations and applications for registrations thereof; inventions (whether or not patentable) and all improvements thereto; patents and patent applications, together with all continuances, continuations, continuations-in-part, divisions, revisions, extensions, reissuances, and reexaminations thereof; industrial design applications and registered industrial designs; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; all other intellectual property and intellectual property rights; all rights to sue and recover at law or in equity for any past, present or future infringement, dilution or misappropriation, or other violation thereof; and all common law and other rights throughout the world in and to all of the foregoing.

“Intellectual Property Security Agreement” means the Intellectual Property Security Agreement dated as of the Closing Date among the Loan Parties and the Collateral Agent for its own benefit and for the benefit of the other

Credit Parties, granting a Lien in the Intellectual Property of the Loan Parties, as amended, restated, supplemented or otherwise modified and in effect from time to time.

“Intercreditor Agreement” means, collectively, the ABL Intercreditor Agreement and, following the effectiveness thereof, any Pari Passu Lien Intercreditor Agreement and any Second Lien Intercreditor Agreement.

“Interest Payment Date” means (a) with respect to any Prime Rate Loan, the last day of each Fiscal Quarter and (b) with respect to any LIBO Loan, on the last day of the Interest Period applicable to the Borrowing of which such LIBO Loan is a part, and, in addition, if such LIBO Loan has an Interest Period of greater than three months, on the last day of every third month of such Interest Period; provided that the Amendment No. 1 Effective Date shall constitute an Interest Payment Date for the Term B Loans (including the Converted Term B Loans).

“Interest Period” means, with respect to any LIBO Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one (1), two (2), three (3), or six (6), and, if agreed to by all applicable Lenders, nine (9) or twelve (12) months thereafter (or such shorter period, to the extent available to all Lenders and as to which the Administrative Agent may reasonably consent) as the Borrower may elect by notice to the Administrative Agent in accordance with the provisions of this Agreement; provided, however, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period of one month or more that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month during which such Interest Period ends) shall end on the last Business Day of the calendar month of such Interest Period and (c) any Interest Period that would otherwise end after the Maturity Date for any Class of Term Loans shall end on the Maturity Date for such Class of Term Loans. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Inventory” has the meaning assigned to such term in the Security Agreement.

“Investment” means with respect to any Person, any direct or indirect acquisition or investment by such Person, whether by means of:

(a) Any Capital Stock of another Person, evidence of Indebtedness or other security of another Person, including any option, warrant or right to acquire the same;

(b) Any loan, advance, contribution to capital, extension of credit (except for current trade and customer accounts receivable for inventory sold or services rendered in the ordinary course of business) to, or guaranty of Indebtedness of, another Person; and

(c) Any Acquisition;

in all cases whether now existing or hereafter made. For purposes of calculation, the amount of any Investment outstanding at any time shall be the aggregate cash Investment less all cash returns, cash dividends and cash distributions (or the fair market value of any non-cash returns, dividends and distributions) received by such Person.

“Investment Fund” means (i) Sankaty Advisors, LLC and any affiliate of Sankaty Advisors, LLC that Sankaty Advisors, LLC manages, makes investment decisions for or controls and (ii) any affiliate of Bain Capital Partners, LLC that is a bona fide diversified debt fund or a bona fide diversified investment vehicle that is engaged in the making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course.

“ISDA Master Agreement” means the form entitled “2002 ISDA Master Agreement” or such other replacement form then currently published by the International Swap and Derivatives Association, Inc., or any successor thereto.

“Joinder Agreement” means an agreement, in substantially the form attached hereto as Exhibit D, pursuant to which, among other things, a Person becomes a party to, and bound by the terms of, this Agreement and/or the other Loan Documents in the same capacity and to the same extent as a Facility Guarantor, as the Administrative Agent may determine.

“Lease” means any agreement pursuant to which a Loan Party is entitled to the use or occupancy of any space in a structure, land, improvements or premises for any period of time.

“Lender Participation Notice” has the meaning provided in SECTION 2.16(d)(iii).

“Lenders” means the Lenders having Commitments or Term Loans from time to time or at any time, and each assignee that becomes a party to this Agreement as set forth in SECTION 9.04(b).

“LIBO Borrowing” means a Borrowing comprised of LIBO Loans.

“LIBO Loan” means any Term Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II.

“LIBO Rate” means, with respect to any LIBO Borrowing for any Interest Period, the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such Page, or any successor to or substitute for such Page, providing rate quotations comparable to those currently provided on such Page, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such LIBO Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien (statutory or otherwise), pledge, hypothecation, encumbrance, collateral assignment, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Account” has the meaning provided in SECTION 2.20.

“Loan Documents” means this Agreement, the Notes, the Security Documents, the Facility Guarantees, the Intercreditor Agreements, and any other instrument or agreement now or hereafter executed and delivered in connection herewith, each as amended and in effect from time to time.

“Loan Party” or “Loan Parties” means the Borrower and the Facility Guarantors.

“Margin Stock” has the meaning assigned to such term in Regulation U.

“Material Adverse Effect” means any event, facts, or circumstances, which has a material adverse effect on (i) the business, assets or financial condition of the Loan Parties taken as a whole or (ii) the validity or enforceability of this Agreement or the other Loan Documents, taken as a whole, or the rights or remedies of the Secured Parties hereunder or thereunder, taken as a whole.

“Material Indebtedness” means Indebtedness (other than the Obligations) of the Loan Parties, individually or in the aggregate, having an aggregate principal amount exceeding $50,000,000.

“Maturity Date” means (i) for Term B-1 Loans, February 23, 2017, (ii) for Incremental Term Loans of any Series, the date specified as the “Maturity Date” for such Incremental Term Loans in the applicable Incremental Term Loan Amendment and (iii) for the Extended Term Loans of any Extension Series, the date specified as the “Maturity Date” for such Extended Term Loans in the applicable Extended Term Loan Amendment.

“Maximum Incremental Amount” means $150,000,000.

“Maximum Rate” has the meaning provided in SECTION 9.13.

“Minority Lenders” has the meaning provided in SECTION 9.02(c)(i).

“MNPI” means, on any date, material non-public information with respect to any Loan Party or the Term Loans that has not been disclosed to the Lenders (other than Lenders that do not wish to receive MNPI or any such information that is disclosed to all Lenders in accordance with the confidentiality provisions of this Agreement) prior to such date to the extent such information could reasonably be expected to have a material effect upon, or otherwise be material to, a Lender’s decision to assign Term Loans to, or acquire Term Loans from, a member of the Sponsor Group or to participate in a Discounted Voluntary Prepayment, as applicable.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgaged Property” means all Real Estate listed on Schedule 5.14.

“Mortgages” means the mortgages and deeds of trust and any and all other security documents granting a Lien on Mortgaged Property between the Loan Party owning, leasing or otherwise holding the Mortgaged Property encumbered thereby and the Collateral Agent for its own benefit and the benefit of the other Secured Parties which shall be in form reasonably satisfactory to the Collateral Agent.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Proceeds” means, with respect to any event, (a) the cash proceeds received in respect of such event, including (i) any cash received in respect of any non-cash proceeds or amounts escrowed pursuant to clause (iv) of this definition, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, in each case net of (b) the sum of (i) all fees and out-of-pocket fees and expenses (including appraisals and brokerage, legal, title and recording or transfer tax expenses, underwriting discounts and commissions) paid by any Loan Party or a Subsidiary to third parties in connection with such event, and (ii) in the case of a sale or other disposition of an asset (including pursuant to a casualty or condemnation), the amount of all payments required to be made by any Loan Party or any of their respective Subsidiaries as a result of such event to repay (or to establish an escrow for the repayment of) any Indebtedness (other than the Obligations and other obligations secured by Liens ranking pari passu with the Obligations pursuant to a Pari Passu Lien Intercreditor Agreement) secured by a Permitted Encumbrance on the assets disposed of that is senior to the Lien of the Collateral Agent; provided that to the extent any Qualifying Secured Debt with a Lien ranking pari passu with the Liens securing the Obligations pursuant to the terms of a Pari Passu Lien Intercreditor Agreement requires a prepayment from the proceeds of any disposition or casualty event, then the amount of Net Proceeds otherwise actually required to be applied to prepay Term Loans pursuant to SECTION 2.17(a) or (b), as applicable, shall be the product of (x) the amount of such Net Proceeds as determined above and (y) a fraction (A) the numerator of which is the aggregate principal amount of Term Loans and (B) the denominator of which is the aggregate principal amount of Term Loans and such other Qualifying Secured Debt requiring such prepayment, (iii) capital gains or other income taxes paid or payable as a result of any such sale or disposition (after taking into account any available tax credits or deductions) and (iv) any funded escrow established pursuant to the documents evidencing any such sale or disposition to secure any indemnification obligations or adjustments to the purchase price associated with any such sale or disposition.

“New Lending Office” has the meaning provided in SECTION 2.23(f).

“Non-Core Business Segment” means any business segment or separate department of the Loan Parties which contributed less than 5% of the Consolidated EBITDA of the Loan Parties as of the Fiscal Year immediately prior to the date of such calculation.

“Non-Converted Term B Loans” shall mean each Term B Loan (or portion thereof) other than a Converted Term B Loan.

“Note” means any promissory note of the Borrower substantially in the form of Exhibit C (in the case of Term B Loans), payable to the applicable Lender, evidencing the Term Loan(s) made by the such Lender to the Borrower.

“Obligations” means (a) (i) the principal of, and interest (including all interest that accrues after the commencement of any case or proceeding by or against the Borrower or any Facility Guarantor under the Bankruptcy Code or any state or federal bankruptcy, insolvency, receivership or similar law, whether or not allowed in such case or proceeding) on the Term Loans and Facility Guarantees and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise, of the Loan Parties to the Secured Parties under this Agreement and the other Loan Documents and (b) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Loan Party under or pursuant to this Agreement and the other Loan Documents.

“Other Taxes” means any and all current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

“Parent” means Burlington Coat Factory Investments Holdings, Inc.

“Pari Passu Lien Intercreditor Agreement” means an agreement substantially in the form of Exhibit G to this Agreement entered into by the Collateral Agent, the Administrative Agent and the agents for the holders of any Qualifying Secured Debt that is intended to be secured by a Lien on the Collateral ranking pari passu with the Lien of the Security Documents.

“Participant” has the meaning provided in SECTION 9.04(c)(i).

“Participant Register” has the meaning provided in SECTION 9.04(c)(i).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permitted Acquisition” means an Acquisition in which each of the following conditions are satisfied:

(a) No Default or Event of Default then exists or would arise from the consummation of such Acquisition;

(b) If the Acquisition is an Acquisition of Capital Stock, (i) a Loan Party or a Subsidiary of a Loan Party shall acquire and own, directly or indirectly, a majority of the Capital Stock in the Person being acquired and (ii) shall Control a majority of any voting interests or otherwise Control the governance of the Person being acquired;

(c) Any material assets acquired shall be utilized in, and if the Acquisition involves a merger, consolidation or stock acquisition, the Person which is the subject of such Acquisition shall be engaged in, a business otherwise permitted to be engaged in by the Borrower under this Agreement;

(d) (i) If each Person which is the subject of such Permitted Acquisition and any Indebtedness incurred in connection therewith will become a Loan Party (or the assets of each such Person will be acquired by a Loan Party) upon the consummation of such Permitted Acquisition, on a Pro Forma Basis, the Borrower

would be in compliance, as of the last day of the Fiscal Quarter most recently ended for which financial statements have been or were required to have been delivered hereunder, with SECTION 6.10(a) and (b) and (ii) if any Person which is the subject of such Permitted Acquisition will not become a Loan Party upon the consummation of such Permitted Acquisition, on a Pro Forma Basis, (x) the Consolidated Leverage Ratio would be at least 0.25 to 1.0 less than the maximum Consolidated Leverage Ratio then permitted under SECTION 6.10(a) as of the last day of the Fiscal Quarter most recently ended for which financial statements have been or were required to have been delivered hereunder and (y) the Borrower would be in compliance, as of the last day of the Fiscal Quarter most recently ended for which financial statements have been or were required to have been delivered hereunder, with SECTION 6.10(b).

“Permitted Capital Expenditure Amount” has the meaning provided in SECTION 6.10(c).

“Permitted Cure Security” means common equity securities of BCF Holdings, the Parent or the Borrower or other equity securities of BCF Holdings, the Parent or the Borrower not constituting Disqualified Capital Stock.

“Permitted Disposition” means any of the following:

(a) licenses of Intellectual Property of a Loan Party or any of its Subsidiaries entered into in the ordinary course of business;

(b) licenses for the conduct of licensed departments within the Loan Parties’ or any of their Subsidiaries’ Stores in the ordinary course of business;

(c) as long as no Specified Default hereof then exists or would arise therefrom, bulk sales or other dispositions of the Loan Parties and their Subsidiaries’ Inventory not in the ordinary course of business in connection with Store closings, at arm’s length, provided that (i) such Store closures and related Inventory dispositions shall not exceed, in any Fiscal Year of BCF Holdings and its Subsidiaries, 15% of the number of the Loan Parties’ and their Subsidiaries’ Stores as of the beginning of such Fiscal Year (net of Store relocations (i) occurring substantially contemporaneously with the related Store closure date or (ii) wherein a binding lease has been entered into on or prior to the related Store closure date) as set forth in the Compliance Certificate delivered pursuant to SECTION 5.01(d) and (ii) as of any date after the Closing Date, the aggregate number of such Store closures since the Closing Date shall not exceed, when taken together with (but without duplication of) any Stores disposed of or leased pursuant to clauses (g) and (o)(i) of this definition, 30% of the greater of (x) the number of the Loan Parties’ Stores and their Subsidiaries’ in existence as of the Closing Date or (y) the number of the Loan Parties’ Stores and their Subsidiaries’ as of the first day of any Fiscal Year beginning after the Closing Date (net of Store relocations (i) occurring substantially contemporaneously with the related Store closure date or (ii) wherein a binding lease has been entered into on or prior to the related Store closure date) as set forth in the Compliance Certificate delivered pursuant to SECTION 5.01(d); provided further that all Net Proceeds received in connection therewith are applied to the Term Loans, if then required in accordance with SECTION 2.17(a);

(d) without duplication of the provisions of clause (c) of this definition, terminations of Leases in the ordinary course of business;

(e) dispositions of assets (other than Real Estate), including abandonment of or failure to maintain Intellectual Property, in the ordinary course of business that is worn, damaged, obsolete, uneconomical or, in the judgment of a Loan Party or its Subsidiary, no longer used or useful or necessary in, or material to, its business or that of any Subsidiary;

(f) sales, transfers and dispositions (i) among the Loan Parties, (ii) among Subsidiaries that are not Loan Parties and (iii) from Subsidiaries that are not Loan Parties to any Loan Party;

(g) sales and transfers (including sale-leaseback transactions) of Real Estate of any Loan Party or any of its Subsidiaries’ (i) as long as (A) no Specified Default then exists or would arise therefrom, and (B) such sale or transfer is made for fair market value and the consideration received for such sale or transfer is at least 85% cash, and (ii) involving pending real estate dispositions listed on Schedule 1.1(b), as long as (A) such sale or transfer is made for fair market value and (B) the consideration received for such sale or transfer is at least 85% cash; provided that the aggregate amount of all Stores disposed of pursuant to this clause (g), when taken together with (but without duplication of) any Stores closed or leased pursuant to clauses (c) and (o)(i) of this definition shall not exceed 30% of the greater of (x) the number of the Loan Parties’ and their Subsidiaries’ Stores in existence as of the Closing Date or (y) the number of the Loan Parties’ and their Subsidiaries’ Stores as of the first day of any Fiscal Year beginning after the Closing Date (net of Store relocations (i) occurring substantially contemporaneously with the related Store closure date or (ii) wherein a binding lease has been entered into on or prior to the related Store closure date) as set forth in the Compliance Certificate delivered pursuant to SECTION 5.01(d); provided further that all Net Proceeds received in connection therewith are applied to the Term Loans if then required in accordance with SECTION 2.17(a).

(h) sales, discounting or forgiveness of Accounts in the ordinary course of business or in connection with the collection or compromise thereof;

(i) leases, subleases, licenses and sublicenses of real or personal property (other than Intellectual Property) entered into by Loan Parties and their Subsidiaries in the ordinary course of business at arm’s length and on market terms;

(j) sales of non-core assets acquired in connection with Permitted Acquisitions and sales of Real Estate acquired in a Permitted Acquisition which, within thirty (30) days of the date of acquisition, are designated in writing to the Administrative Agent as being held for sale and not for the continued operation of a Store;

(k) as long as no Event of Default would arise therefrom, sales or other dispositions of Permitted Investments described in clauses (a) through and including (e) of the definition thereof;

(l) any disposition of Real Estate to a Governmental Authority as a result of a condemnation of such Real Estate;

(m) the making of Permitted Investments and payments permitted under SECTION 6.06;

(n) Sales, transfers and dispositions as set forth on Schedule 6.05;

(o) (i) Leasing of Real Estate (other than any subleases described in subclause (ii) of this clause (o)) no longer used or useful in the business of the Loan Parties to the extent not otherwise prohibited hereunder; provided that the aggregate amount of all Stores leased pursuant to this clause (o)(i), when taken together with (but without duplication of) any Stores closed or disposed of pursuant to clauses (c) and (g) of this definition, shall not exceed 30% of the greater of (x) the number of the Loan Parties’ and their Subsidiaries’ Stores in existence as of the Closing Date or (y) the number of the Loan Parties’ and their Subsidiaries’ Stores as of the first day of any Fiscal Year beginning after the Closing Date (net of Store relocations (i) occurring substantially contemporaneously with the related Store closure date or (ii) wherein a binding lease has been entered into on or prior to the related Store closure date) as set forth in the Compliance Certificate delivered pursuant to SECTION 5.01(d) and (ii) subleasing of partial interests in Real Estate (a portion of which shall continue to be used in the business of the Borrower or any of its Subsidiaries) in the ordinary course of business and which does not materially interfere with the business of the Borrower and its Subsidiaries;

(p) forgiveness of Permitted Investments described in clauses (g)(ii) and (k) of the definition thereof;

(q) as long as no Event of Default exists or would arise as a result of the transaction, sales of a Subsidiary or any business segment which is a Non-Core Business Segment, or any portion thereof (each such sale, a “Sale of Non-Core Business Segment”) to a Person other than a Loan Party for fair market value and so long as the consideration received for such sale or transfer is at least 85% cash, provided that (i) all Net

Proceeds, if any, received in connection with any such sales are applied to the Term Loans if then required in accordance with SECTION 2.17(a) hereof, and (ii) on a Pro Forma Basis, the consummation of such Sale of Non-Core Business Segment, the Consolidated Leverage Ratio would not be greater than the Consolidated Leverage Ratio immediately prior to such Sale of Non-Core Business, in each case as of the last day of the Fiscal Quarter most recently ended for which financial statements have been or were required to have been delivered hereunder;

(r) exchanges or swaps, including, but not limited to, transactions covered by Section 1031 of the Code, of Leases and other Real Estate of the Loan Parties and their Subsidiaries so long as such exchange or swap is made for fair market value and on an arm’s length basis, provided, that (i) all Net Proceeds, if any, received in connection with any such exchange or swap are applied to the Term Loans if then required in accordance with SECTION 2.17(a) and (ii) the aggregate amount of such exchanges or swaps shall not exceed 20% of the greater of (x) the number of the Loan Parties’ and their Subsidiaries’ Stores in existence as of the Closing Date or (y) the number of the Loan Parties’ and their Subsidiaries’ Stores as of the first day of any Fiscal Year beginning after the Closing Date as set forth in the Compliance Certificate delivered pursuant to SECTION 5.01(d); and

(s) other dispositions of assets (other than Real Estate) in an aggregate amount for all Loan Parties not to exceed $10,000,000 in any Fiscal Year, as long as (A) no Event of Default then exists or would arise therefrom, and (B) such sale or transfer is made for fair market value and the consideration received for such sale or transfer is at least 85% cash, and provided that all Net Proceeds, if any, received in connection with any such sales are applied to the Term Loans if then required in accordance with SECTION 2.17(a) hereof.

“Permitted Encumbrances” means:

(a) Liens imposed by law for Taxes that are not required to be paid pursuant to SECTION 5.05;

(b) Carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s and other like Liens imposed by Applicable Law, (i) arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days, (ii) (A) that are being contested in good faith by appropriate proceedings, (B) the applicable Loan Party or Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (C) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation, or (iii) the existence of which would not reasonably be expected to result in a Material Adverse Effect;

(c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d) deposits to secure or relating to the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds (and Liens arising in accordance with Applicable Law in connection therewith), and other obligations of a like nature, in each case in the ordinary course of business;

(e) judgment Liens in respect of judgments that do not constitute an Event of Default under SECTION 7.01(k);

(f) easements, covenants, conditions, restrictions, building code laws, zoning restrictions, other land use laws, rights-of-way, development, site plan or similar agreements and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property when used in a manner consistent with current usage or materially interfere with the ordinary conduct of business of a Loan Party as currently conducted and such other minor title defects, or survey matters that are disclosed by current surveys, but that, in each case, do not interfere with the current use of the Property in any material respect;

(g) any Lien on any property or asset of any Loan Party set forth on Schedule 6.02, provided that, if such Lien secured Indebtedness, such Lien shall secure only the Indebtedness listed on Schedule 6.01 as of the Closing Date (and extensions, renewals and replacements thereof permitted under SECTION 6.01);

(h) Liens on fixed or capital assets acquired by any Loan Party or any of its Subsidiaries to secure Indebtedness permitted under clause (e) of the definition of Permitted Indebtedness so long as (i) such Liens and the Indebtedness secured thereby are incurred prior to or within one hundred and eighty (180) days after such acquisition or the completion of the construction or improvement thereof (other than refinancings thereof permitted hereunder), (ii) the Indebtedness secured thereby does not exceed 100% of the cost of acquisition or improvement of such fixed or capital assets, and (iii) such Liens shall not extend to any other property or assets of the Loan Parties or any of their Subsidiaries;

(i) Liens in favor of the Collateral Agent, for its own benefit and the benefit of the other Secured Parties;

(j) landlords’ and lessors’ Liens in respect of rent not in default for more than sixty (60) days or the existence of which, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect;

(k) possessory Liens in favor of brokers and dealers arising in connection with the acquisition or disposition of Investments owned as of the date hereof and other Permitted Investments, provided that such liens (a) attach only to such Investments or other Investments held by such broker or dealer and (b) secure only obligations incurred in the ordinary course and arising in connection with the acquisition or disposition of such Investments and not any obligation in connection with margin financing;

(l) Liens arising solely by virtue of any statutory or common law provisions relating to banker’s liens, liens in favor of securities intermediaries, rights of setoff or similar rights and remedies as to deposit accounts or securities accounts or other funds maintained with depository institutions or securities intermediaries;

(m) Liens on Real Estate; provided that such Liens shall only secure obligations with respect to a Permitted Real Estate Financing;

(n) Liens attaching solely to cash earnest money deposits in connection with any letter of intent or purchase agreement in connection with a Permitted Acquisition;

(o) Liens arising from precautionary UCC filings regarding “true” operating leases or the consignment of goods to a Loan Party;

(p) voluntary Liens on Fixed Assets in existence at the time such Fixed Assets are acquired pursuant to a Permitted Acquisition or on Fixed Assets of a Subsidiary of any Loan Party in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition; provided that such Liens are not incurred in connection with or in anticipation of such Permitted Acquisition and do not attach to any other assets of any Loan Party or any of its Subsidiaries;

(q) Liens in favor of customs and revenues authorities imposed by Applicable Law arising in the ordinary course of business in connection with the importation of goods and securing obligations (i) that are not overdue by more than thirty (30) days, (ii)(A) that are being contested in good faith by appropriate proceedings, (B) the applicable Loan Party or Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (C) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation, or (iii) the existence of which would not reasonably be expected to result in a Material Adverse Effect;

(r) Liens granted by the Loan Parties or any of their Subsidiaries to the secured parties under the ABL Facility and any refinancings thereof permitted hereunder so long as such Liens are subject to the terms of the ABL Intercreditor Agreement;

(s) any interest or title of a licensor, sublicensor, lessor or sublessor under any license or operating or true lease agreement;

(t) leases or subleases granted to third Persons in the ordinary course of business;

(u) licenses or sublicenses of Intellectual Property granted in the ordinary course of business;

(v) the replacement, extension or renewal of any Permitted Encumbrance; provided that such Lien shall at no time be extended to cover any assets or property other than such assets or property subject thereto on the Closing Date or the date such Lien was incurred, as applicable;

(w) Liens on insurance proceeds incurred in the ordinary course of business in connection with the financing of insurance premiums;

(x) Liens on securities which are the subject of repurchase agreements incurred in the ordinary course of business;

(y) Liens arising by operation of law under Article 4 of the UCC in connection with collection of items provided for therein;

(z) Liens arising by operation of law under Article 2 of the UCC in favor of a reclaiming seller of goods or buyer of goods;

(aa) Liens on deposit accounts or securities accounts in connection with overdraft protection and netting services;

(bb) security given to a public or private utility or any Governmental Authority as required in the ordinary course of business;

(cc) Liens in the nature of the right of setoff in favor of counterparties to contractual agreements with the Loan Parties or any of their Subsidiaries in the ordinary course of business;

(dd) other Liens not securing Indebtedness in an amount not to exceed $10,000,000 in the aggregate at any time outstanding; and

(ee) Liens on Collateral securing Qualifying Secured Debt;

provided, however, that, except as provided in any one or more of clauses (a) through (ee) above, the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness for borrowed money.

“Permitted Indebtedness” means each of the following:

(a) Indebtedness created under the Loan Documents;

(b) Indebtedness set forth on Schedule 6.01;

(c) Indebtedness of (i) any Loan Party to any other Loan Party, (ii) any Loan Party to any Subsidiary that is not a Subsidiary Guarantor and (iii) any Subsidiary that is not a Subsidiary Guarantor to any Subsidiary that is not a Subsidiary Guarantor;

(d) Guarantees by any Loan Party or any of its Subsidiaries of Indebtedness or other obligations arising in the ordinary course of business of any other Loan Party or any of its Subsidiaries;

(e) Purchase money Indebtedness of any Loan Party or any of its Subsidiaries to finance the acquisition or improvement of any fixed or capital assets (including Real Estate), including Capital Lease Obligations (including therein any Indebtedness incurred in connection with sale-leaseback transactions permitted under clause (k) of this definition), and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, provided that the aggregate principal amount of Indebtedness permitted by this clause (e) outstanding at any time, when aggregated with the amount of Permitted Refinancings in respect thereof pursuant to clause (y) below, shall not exceed the greater of $75,000,000 or three percent (3%) of the book value of the Consolidated tangible assets of the Loan Parties and their Subsidiaries determined in accordance with GAAP;

(f) Indebtedness under Hedge Agreements, other than for speculative purposes, entered into in the ordinary course of business;

(g) Contingent liabilities under surety bonds, customs and appeal bonds, governmental contracts and leases or similar instruments incurred in the ordinary course of business;

(h) Indebtedness under the Senior Notes, provided that in no event shall the principal amount of such Indebtedness incurred in reliance on this clause (h) increase in excess of the amounts outstanding as of the Closing Date (other than any increase in the principal amount of the Senior Notes to the extent otherwise permitted under clause (u) of this definition);

(i) Indebtedness under the ABL Facility; provided that in no event shall the aggregate principal amount of loans and the face amount of letters of credit and bank guaranties issued under the ABL Facility exceed the greater of (x) $750,000,000 and (y) the Borrowing Base as of the time such Indebtedness is incurred;

(j) Indebtedness with respect to the deferred purchase price for any Permitted Acquisition, provided that such Indebtedness does not require the payment in cash of principal (other than in respect of working capital adjustments) prior to the Maturity Date, has a maturity which extends beyond the Maturity Date, and is subordinated to the Obligations on terms customary for senior subordinated high yield debt securities (as determined in good faith by the Borrower);

(k) Indebtedness incurred in connection with sale-leaseback transactions permitted hereunder;

(l) Subordinated Indebtedness in an amount, when aggregated with the amount of Permitted Refinancing in respect thereof pursuant to clause (y), not to exceed $350,000,000 in the aggregate, provided that the proceeds of such Subordinated Indebtedness are used (i) to pay the acquisition consideration and closing and other transaction costs in connection with a Permitted Acquisition or (ii) to permanently reduce, retire or refinance the Senior Notes; and further provided that, in each case, such Subordinated Indebtedness (a) shall not have a maturity date or be subject to amortization, mandatory repurchase or redemption (except pursuant to customary asset sale and change of control provisions requiring such redemption or repurchase if and only to the extent permitted hereunder) prior to the date that is six months after the Maturity Date of each then outstanding Class of Term Loans, and (b) shall not be exchangeable or convertible into any other Indebtedness or Disqualified Stock (other than any Indebtedness that is otherwise permitted to be incurred under this Agreement at the time of such exchange or conversion);

(m) Indebtedness incurred in the ordinary course of business in connection with the financing of insurance premiums;

(n) Indebtedness of any Loan Party or any of its Subsidiaries acquired pursuant to a Permitted Acquisition (or Indebtedness assumed at the time and as a result of a Permitted Acquisition); provided that (i) such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such Permitted

Acquisition; and (ii) on a Pro Forma Basis the Consolidated Interest Coverage Ratio for the most recent four Fiscal Quarter period for which financial statements have been or are required to be delivered hereunder would either be (x) at least 2.0 to 1.0 or (y) greater than the Consolidated Interest Coverage Ratio for such period immediately prior to such acquisition;

(o) Indebtedness relating to surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(p) Unsecured Indebtedness owed to the Sponsor, Sponsor Related Parties, and/or other stockholders of BCF Holdings and their respective Affiliates, provided that such Indebtedness does not require the payment in cash of principal or interest at a rate in excess of 10% per annum prior to the Maturity Date, has a maturity which extends beyond the Maturity Date, and is subordinated to the Obligations on terms customary for senior subordinated high yield debt securities (as determined in good faith by the Borrower);

(q) Indebtedness constituting the obligation to make customary purchase price adjustments for working capital and indemnities in connection with Permitted Acquisitions;

(r) Guarantees and letters of credit and surety bonds (other than Guarantees of, or letters of credit and surety bonds related to, Indebtedness) issued in connection with Permitted Acquisitions and Permitted Dispositions;

(s) without duplication of any other Indebtedness, non-cash accruals of interest, accretion or amortization of original issue discount and payment-in-kind interest with respect to Indebtedness permitted hereunder;

(t) Indebtedness due to any landlord in connection with the financing by such landlord of leasehold improvements;

(u) without duplication of, or accumulation with, other categories of Indebtedness permitted hereunder, other unsecured Indebtedness of any Loan Party in an aggregate principal amount not to exceed $150,000,000 at any time outstanding;

(v) Indebtedness under Permitted Real Estate Financings;

(w) Qualifying Unsecured Debt or Qualifying Secured Debt of the Borrower or any Facility Guarantor that is either (i) issued solely for cash consideration, the net proceeds of which are applied solely to the prepayment of Term Loans in accordance with SECTION 2.17 or (ii) in the case of Qualifying Secured Debt so long as (w) no Default or Event of Default has occurred and is continuing, (x) on a Pro Forma Basis, the Borrower is in compliance with the Financial Performance Covenants as of the last day of the most recent Fiscal Quarter for which financial statements have been or are required to have been delivered hereunder, (y) on a Pro Forma Basis, the Consolidated Secured Leverage Ratio as of the last day of the most recent Fiscal Quarter for which financial statements have been or are required to have been delivered hereunder is less than or equal to 3.25 to 1.0 and (z) the aggregate principal amount of such Qualifying Secured Debt, when aggregated with the aggregate principal amount of all Incremental Term Loans, would not exceed the Maximum Incremental Amount or (iii) in the case of Qualifying Unsecured Debt, on a Pro Forma Basis (x) the Borrower is in compliance with the Financial Performance Covenants as of the last day of the most recent Fiscal Quarter and (y) the Consolidated Interest Coverage Ratio is at least 2.0 to 1.0 for the most recent four Fiscal Quarter period; and

(y) extensions, renewals and replacements of any such Indebtedness described in clauses (b), (e), (f), (h), (j), (k), (l), (m), (n), (s), (t), (v) and (w) above and this clause (y); provided that such Indebtedness constitutes a Permitted Refinancing.

“Permitted Investments” means each of the following:

(a) Direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America) or any state or state agency thereof, in each case maturing within one (1) year from the date of acquisition thereof;

(b) Investments in commercial paper maturing within one (1) year from the date of acquisition thereof and having, at the date of acquisition, the highest or next highest credit rating obtainable from S&P or from Moody’s;

(c) Investments in certificates of deposit, banker’s acceptances and time deposits maturing within one (1) year from the date of acquisition thereof which are issued or guaranteed by, or placed with, and demand deposit and money market deposit accounts issued or offered by, any Lender or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d) Master demand notes and fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria described in clause (c) above or with any primary dealer;

(e) Shares of any money market or mutual fund that has substantially all of its assets invested in the types of investments referred to in clauses (a) through (d), above;

(f) Investments existing on the Closing Date and set forth on Schedule 6.04;

(g) capital contributions, loans or other Investments made by (i) (x) any Loan Party to any other Loan Party and (y) any Subsidiary that is not a Subsidiary Guarantor to any other Subsidiary that is not a Subsidiary Guarantor or (ii) so long as no Specified Default then exists or would arise therefrom, any Loan Party to any Subsidiary or Affiliate of any Loan Party (other than to the Sponsors, Sponsor-Related Parties or any other stockholder of BCF Holdings, in an aggregate amount not to exceed $50,000,000 at any time outstanding, provided that the aggregate amount of all Investments of the type described in this clause (g)(ii) and clause (s) of this definition may not exceed $50,000,000 in the aggregate outstanding at any time;

(h) Guarantees constituting Permitted Indebtedness;

(i) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(j) Loans or advances to employees for the purpose of travel, entertainment or relocation in the ordinary course of business, provided that all such loans and advances to employees shall not exceed $5,000,000 in the aggregate at any time outstanding, and determined without regard to any write-downs or write-offs thereof;

(k) Investments received from purchasers of assets pursuant to dispositions permitted pursuant to SECTION 6.05;

(l) Permitted Acquisitions and existing Investments of the Persons acquired in connection with Permitted Acquisitions so long as such Investment was not made in contemplation of such Permitted Acquisition;

(m) Hedging Agreements entered into in the ordinary course of business for non-speculative purposes;

(n) To the extent permitted by Applicable Law, notes from officers and employees in exchange for equity interests of BCF Holdings purchased by such officers or employees pursuant to a stock ownership or purchase plan or compensation plan;

(o) Earnest money required in connection with Permitted Acquisitions;

(p) Investments in deposit accounts opened in the ordinary course of business;

(q) Capital Expenditures;

(r) Guarantees of Indebtedness under clause (g)(ii) above of Subsidiaries that are not Loan Parties not in excess of $50,000,000 in the aggregate at any time outstanding, provided that the aggregate amount of all Investments of the type described in this clause (r) and clause (g)(ii) of this definition may not exceed $50,000,000 in the aggregate outstanding at any time;

(s) without duplication of, or accumulation with, other categories of Investments permitted hereunder, other Investments in an amount not to exceed $50,000,000 in the aggregate outstanding at any time; and

(t) Investments out of the portion of the Available Amount that any Loan Party or any Subsidiary elects to apply pursuant to this clause (t);

provided, however, that for purposes of calculation, the amount of any Investment outstanding at any time shall be the aggregate cash Investment less all cash returns, cash dividends and cash distributions (or the fair market value of any non-cash returns, dividends and distributions) received by such Person and less all liabilities expressly assumed by another Person in connection with the sale of such Investment.

“Permitted Real Estate Financing” means any financing by any Loan Party or any of its Subsidiaries that is secured solely by Real Estate of such Loan Party or such Subsidiary, as the case may be; provided that (a) the Indebtedness incurred in connection with such financing shall not be directly or indirectly Guaranteed by, or directly or indirectly collateralized or secured by, or otherwise have any recourse to, such Loan Party or any such Subsidiary or any of the assets of such Loan Party or such Subsidiary, other than (i) the Real Estate that is the subject of such financing and/or (ii) an unsecured Guarantee by the direct or indirect parent of such Loan Party or such Subsidiary that shall own the Real Estate that is the subject of such financing, (b) none of the Loan Parties or any of their Subsidiaries shall provide any other direct or indirect credit support of any kind in respect of such Indebtedness (other than the security interest on the Real Estate that is the subject of such financing as described in clause (a) above), (c) the such Loan Party or such Subsidiary, as the case may be, shall have received proceeds with respect to such financing in an amount equal to not less than 90% of the fair market value of the Real Estate that is the subject of such financing, (d) the Indebtedness incurred in connection with such financing shall have a final maturity that is no sooner than the date that is six months following the Maturity Date and a weighted average life to maturity that is no shorter than the Term Loans and (e) all Net Proceeds received in connection therewith are applied to the Term Loans as required by SECTION 2.17(c).

“Permitted Refinancing” means any Indebtedness that replaces or refinances any other Permitted Indebtedness, as long as, after giving effect thereto (i) the principal amount of the Indebtedness outstanding at such time is not increased (except by the amount of any accrued interest, reasonable closing costs, expenses, fees, and premium paid in connection with such extension, renewal or replacement), (ii) the result of such refinancing of or replacement shall not be an earlier maturity date or decreased weighted average life, (iii) the holders of such refinancing Indebtedness are not afforded covenants, defaults, rights or remedies, taken as a whole, which are materially more burdensome to the obligor or obligors than those contained in the Indebtedness being extended, renewed or replaced, (iv) the obligor or obligors under any such refinancing Indebtedness and the collateral, if applicable, granted pursuant to any such refinancing Indebtedness are the same (or in the case of collateral, the same or less than) as the obligor(s) and collateral under the Indebtedness being extended, renewed or replaced, (v) the subordination, to the extent applicable, and other material provisions of the refinancing Indebtedness are no less favorable to the Lenders than those terms of the Indebtedness being refinanced and (vi) the refinancing Indebtedness is not exchangeable or convertible into any other Indebtedness which does not comply with clauses (i) through (v) above.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Pledge Agreement” means the Pledge Agreement dated as of the Closing Date among the Loan Parties party thereto and the Collateral Agent for its own benefit and the benefit of the other Secured Parties, as amended, restated, supplemented or otherwise modified and in effect from time to time.

“Post Acquisition Period” means, with respect to any Permitted Acquisition the period beginning on the date such Permitted Acquisition is consummated and ending on the last day of the fourth full consecutive Fiscal Quarter immediately following the date on which such Permitted Acquisition is consummated.

“Prepayment Event” means the occurrence of any of the events described in SECTIONS 2.17(a) through (c).

“Prime Rate” means, as to any Borrowing, for any day, the higher of: (a) the rate of interest per annum publicly announced from time to time by the Reference Lender as its “prime rate” in effect at its principal office in New York City, (b) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1% (0.50%) per annum and (c) the Adjusted LIBO Rate for the applicable Class of Term Loans for a one-month Interest Period commencing on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. The Prime Rate is a rate set by the Reference Lender based upon various factors including the Reference Lender’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations thereof in accordance with the terms hereof, the Prime Rate shall be determined without regard to clause (b) of the first sentence of this definition, until the circumstances giving rise to such inability no longer exist. Any change in the Prime Rate due to a change in the Reference Lender’s Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective on the effective date of such change in the Reference Lender’s Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

“Prime Rate Loan” means any Term Loan bearing interest at a rate determined by reference to the Prime Rate in accordance with the provisions of Article II.

“Pro Forma Adjustment Certificate” means a certificate of a Responsible Officer of the Borrower delivered pursuant to SECTION 5.01(m).

“Pro Forma Adjustments” means, for any applicable period that includes all or any part of a Fiscal Quarter included in any Post-Acquisition Period, with respect to the Acquired EBITDA of the applicable Acquired Entity or the Consolidated EBITDA of the Borrower and its Subsidiaries, the pro forma increase or decrease in such Acquired EBITDA or such Consolidated EBITDA of the Borrower and its Subsidiaries, as the case may be, projected by the Borrower in good faith as a result of (a) actions taken during such Post-Acquisition Period for the purposes of realizing reasonably identifiable and factually supportable cost savings or (b) any additional costs incurred during such Post-Acquisition Period, in each case in connection with the combination of the operations of such Acquired Entity with the operations of the Borrower and its Subsidiaries; provided that (i) so long as such actions are taken during such Post-Acquisition Period or such costs are incurred during such Post-Acquisition Period, as applicable, the cost savings related to such actions or such additional costs, as applicable, it may be assumed, for purposes of projecting such pro forma increase or decrease in such Acquired EBITDA or such Consolidated EBITDA of the Borrower and its

Subsidiaries, as the case may be, that such costs savings will be realizable during the entirety of such period, or such additional costs, as applicable, will be incurred during the entirety of such period and (ii) any such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA of the Borrower and its Subsidiaries, as the case may be, shall be without duplication for cost savings or additional costs already included in such Acquired EBITDA or such Consolidated EBITDA of the Borrower and its Subsidiaries, as the case may be, for such period; and provided further that any such increase, decrease and other adjustments of such Acquired EBITDA or such Consolidated EBITDA of the Borrower and its Subsidiaries, as the case may be, either (x) would be permitted to be included in pro forma financial statements prepared in accordance with Regulation S-X under the Securities Act of 1933, as amended, or (y) shall have been certified by the chief financial officer of the Borrower as having been calculated in good faith and in compliance with the requirements of this definition, provided that any such adjustment pursuant to this clause (y) does not exceed the greater of (A) $20,000,000 and (B) an amount equal to 3% of the most recently calculated Consolidated EBITDA of the Borrower and its Subsidiaries.

“Pro Forma Basis” means, with respect to compliance with any test or covenant hereunder, that (A) to the extent applicable, the Pro Forma Adjustments shall have been made and (B) all Specified Transactions and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such test or covenant: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (i) in the case of a Disposition of all or substantially all equity interests in any Subsidiary of the Borrower or any division, product line, or facility used for operations of the Borrower or any of its Subsidiaries, shall be excluded, and (ii) in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction,” shall be included, (b) any retirement of Indebtedness, and (c) any Indebtedness incurred or assumed by the Borrower or any of the Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided that, without limiting the application of the Pro Forma Adjustments pursuant to (a) above, the foregoing pro forma adjustments may be applied to any such test or covenant solely to the extent that such adjustments are consistent with the definition of Consolidated EBITDA and give effect to events (including operating expense reductions) that are consistent with the definition of Pro Forma Adjustment.

“Proposed Discounted Prepayment Amount” has the meaning provided in SECTION 2.16(d)(ii).

“Qualifying IPO” means an equity issuance by BCF Holdings or Parent consisting of an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) of its common stock (i) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act of 1933 as amended (whether alone or in connection with a secondary public offering) and (ii) resulting in gross proceeds to BCF Holdings or Parent of at least $100,000,000.

“Qualifying Lender” has the meaning provided in SECTION 2.16(d)(iv).

“Qualifying Loans” has the meaning provided in SECTION 2.16(d)(iv).

“Qualifying Secured Debt” means any secured Indebtedness of any Loan Party, no part of the principal of which is required to be paid (whether by way of mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) prior to the date that is six months after the Maturity Date of each Class of Term Loans outstanding on the date on which such Indebtedness is incurred (it being understood that any required offer to purchase such Indebtedness as a result of a change of control or asset sale shall not violate the foregoing restriction) and which is subject to either (i) the terms of the Pari Passu Lien Intercreditor Agreement as “Additional First Lien Obligations” or (ii) the terms of the Second Lien Intercreditor Agreement as obligations secured by Liens ranking junior to the Liens securing the Obligations.

“Qualifying Unsecured Debt” means any unsecured Indebtedness of any Loan Party, no part of the principal of which is required to be paid (whether by way of mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) prior to the date that is six months after the Maturity Date of each Class of Term Loans outstanding on the date on which such Indebtedness is incurred (it being understood that any required offer to purchase such Indebtedness as a result of a change of control or asset sale shall not violate the foregoing restriction).

“Real Estate” means all interests in real property now or hereafter owned or held by any Loan Party, including all leasehold interests held pursuant to Leases and all land, together with the buildings, structures, parking areas, and other improvements thereon, now or hereafter owned by any Loan Party, including all easements, rights-of-way, appurtenances and other rights relating thereto and all leases, tenancies, and occupancies thereof.

“Reference Lender” means JPMorgan Chase Bank, N.A.

“Refinancing Term Loans” means Incremental Term Loans that are designated as Refinancing Term Loans in the applicable Incremental Term Loan Amendment.

“Register” has the meaning provided in SECTION 9.04(b)(iv).

“Regulation U” means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Reinvestment Deferred Amount” means, with respect to a Prepayment Event described in SECTION 2.17(a) or (b), the aggregate Net Proceeds received by any Loan Party in connection therewith that are not applied to prepay the Term Loans in accordance with the provisos in SECTIONS 2.17(a) or (b), as applicable.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents, trustees and advisors of such Person and such Person’s Affiliates.

“Release” has the meaning provided in Section 101(22) of CERCLA.

“Replacement Lender” has the meaning provided in SECTION 9.02(c)(i).

“Reports” has the meaning provided in SECTION 8.13(a).

“Required Lenders” means, at any time and subject to SECTION 9.04(f), Lenders having Commitments aggregating more than 50% of the Total Commitments, or following the Closing Date, Lenders whose percentage of the outstanding Term Loans aggregate more than 50% of all such Term Loans.

“Responsible Officer” of any Person shall mean any executive officer or financial officer of such Person and any other officer or similar official thereof with responsibility for the administration of the obligations of such Person in respect of this Agreement.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any class of Capital Stock of a Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Capital Stock of a Person or any option, warrant or other right to acquire any Capital Stock of a Person or on account of any return of capital to the Person’s stockholders, partners or members, provided that “Restricted Payments” shall not include any dividends payable solely in Capital Stock of a Loan Party.

“Revolver Priority Collateral” has the meaning set forth in the Intercreditor Agreement.

“Revolving Credit Loans” has the meaning set forth in the ABL Agreement.

“Sale of Non-Core Business Segment” has the meaning provided in the definition of “Permitted Disposition.”

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

“SEC” means the Securities and Exchange Commission or any Governmental Authority succeeding to any of its principal functions.

“Second Lien Collateral Agent” means a collateral agent for the holders of Qualifying Secured Debt which is intended to be secured by Liens ranking junior to the Liens securing the Obligations.

“Second Lien Intercreditor Agreement” means an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent providing that the Liens securing the Obligations rank prior to the Liens securing Qualifying Secured Debt which is intended to be secured by Liens ranking junior to the Liens securing the Obligations.

“Secured Party” means (a) each Credit Party, (b) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document, and (c) the successors and, subject to any limitations contained in this Agreement, assigns of each of the foregoing.

“Security Agreement” means the Security Agreement dated as of the Closing Date among the Loan Parties and the Collateral Agent for its benefit and for the benefit of the other Secured Parties, as amended, restated, supplemented or otherwise modified and in effect from time to time.

“Security Documents” means the Security Agreement, the Mortgages, the Intellectual Property Security Agreement, the Pledge Agreement, the Facility Guarantee, and each other security agreement or other instrument or document executed and delivered pursuant to this Agreement or any other Loan Document that creates a Lien in favor of the Collateral Agent to secure any of the Obligations.

“Senior Notes Indenture” means the Indenture dated as of February 24, 2011 among Parent, the Borrower, the Subsidiary Guarantors and Wilmington Trust FSB, as Trustee, as supplemented by any supplemental indenture thereto, as replaced by any indenture governing securities issued in lieu or in replacement of the Senior Notes.

“Senior Notes” means the $450,000,000 10% Senior Notes Due 2019 issued by the Borrower under the Senior Notes Indenture and any securities issued in lieu or in replacement thereof.

“Senior Note Documents” means the documents, instruments and other agreements now or hereafter executed and delivered in connection with the Senior Notes.

“Series” has the meaning provided in SECTION 2.05(b).

“Software” has the meaning assigned to such term in the Security Agreement.

“Solvent” means, with respect to any Person on a particular date, that on such date (a) at fair valuation on a going concern basis, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair saleable value of the properties and assets of such Person on a going concern basis is not less than the amount that would be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and generally pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person’s ability to generally pay as such debts mature, and (e) such Person is not engaged in a business or a transaction, and is not about to engage in a business or transaction, for which such Person’s properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged.

“Specified Default” means the occurrence of any Event of Default specified in SECTION 7.01(a), SECTION 7.01(b), SECTION 7.01(c) (but only with respect to any representation made or deemed to be made by or on behalf of any Loan Party in any certificate of a Financial Officer accompanying any financial statement), SECTION 7.01(d) (but only with respect to SECTION 5.07, SECTION 5.11 and SECTION 6.10), SECTION 7.01(h), or SECTION 7.01(i).

“Specified Indebtedness” shall mean (i) the Senior Notes, (ii) any Qualifying Secured Debt, (iii) any Qualifying Unsecured Debt and (iv) any Permitted Refinancing of any of the foregoing Indebtedness.

“Specified Transaction” means any (a) disposition of all or substantially all the assets or Capital Stock of any Subsidiary or of any division or product line of the Borrower or any of the Subsidiaries, (b) Permitted Acquisition or (c) proposed incurrence of Indebtedness in respect of which compliance with the financial covenants set forth in SECTIONS 6.10(a) and (b) are by the terms of this Agreement required to be calculated on a Pro Forma Basis.

“Sponsor Group” means the Sponsors and the Sponsor Related Parties.

“Sponsor Related Parties” means, with respect to any Person, (a) any Controlling stockholder or partner (including in the case of an individual Person who possesses Control, the spouse or immediate family member of such Person provided such Person retains Control of the voting rights, by stockholders agreement, trust agreement or otherwise of the Capital Stock owned by such spouse or immediate family member) or 80% (or more) owned Subsidiary, or (b) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding a 51% or more Controlling interest of which consist of such Person and/or such Persons referred to in the immediately preceding clause (a) or (c) the limited partners of the Sponsors.

“Sponsors” means collectively, Bain Capital Fund VIII, L.P. and its Affiliates.

“SPV” has the meaning assigned to such term in SECTION 9.04(e).

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. LIBO Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Store” means any retail store (which includes any real property, fixtures, equipment, inventory and other property related thereto) operated, or to be operated, by any Loan Party.

“Subordinated Indebtedness” means Indebtedness which is expressly subordinated in right of payment to the prior payment in full of the Obligations on terms reasonably acceptable to the Agents.

“Subsidiary” means with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity (a) of which Capital Stock representing more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Syndication Agent” means Goldman Sachs Lending Partners LLC.

“Synthetic Lease” means any lease or other agreement for the use or possession of property creating obligations which do not appear as Indebtedness on the balance sheet of the lessee thereunder but which, upon the insolvency or bankruptcy of such Person, may be characterized as Indebtedness of such lessee without regard to the accounting treatment.

“Taxes” means any and all current or future taxes, levies, imposts, duties (including stamp duties), deductions, charges (including ad valorem charges) or withholdings imposed by any Governmental Authority, and any and all interest and penalties related thereto.

“Term B Loan” has the meaning provided in SECTION ~~2.01.~~2.01(a).

“Term B-1 Loan” has the meaning provided in SECTION 2.01(b).

“Term Loan Extension Amendment” has the meaning provided in SECTION 2.06(d).

“Term Loans” means Term B Loans, Term B-1 Loans, Incremental Term Loans and Extended Term Loans.

“Term Priority Collateral” has the meaning set forth in the Intercreditor Agreement.

“Total Commitments” means the aggregate of the Commitments of all Lenders. On the Closing Date, the Total Commitments are $1,000,000,000.

“Transactions” means the entry into this Agreement and the other Loan Documents executed and delivered on the Closing Date, the repayment in full of the Loan Parties’ term loans under the existing term loan agreement, dated as of April 13, 2006, between the Loan Parties, Bear Sterns Corporate Lending Inc. and the other parties thereto, the repurchase or redemption of all of the Borrower’s existing 11 1/8% senior unsecured notes due 2014 and all of Parent’s 14 1/2% senior discount notes due 2014, the Dividend Payment and the payment of fees and expenses in connection with the foregoing.

“Transition Period” means the period from and including May 31, 2009 to and including January 30, 2010.

“Type,” when used in reference to any Term Loan or Borrowing, refers to whether the rate of interest on such Term Loan, or on the Term Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Prime Rate, as applicable.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York provided, however, that if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article thereof, the term shall have the meaning set forth in Article 9; provided further that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing (1) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (2) the then outstanding principal amount of such Indebtedness.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part 1 of Subtitle E of Title IV of ERISA.

“Yield” for any Term Loan on any date of determination will be the internal rate of return on such Term Loan determined by the Administrative Agent utilizing (a) the greater of (i) if applicable, any “LIBOR floor” applicable to such Term Loan on such date and (ii) the forward LIBOR curve (calculated on a quarterly basis) as calculated by the Administrative Agent in accordance with its customary practice during the period from such date to the Maturity Date of such Term Loan; (b) the Applicable Margin for such Term Loan on such date; and (c) the issue price of such Term Loan (after giving effect to any original issue discount or upfront fees paid to the market in respect of such Term Loan) (it being understood that the “issue price” of (x) the Term B-1 Loans shall be ~~99.0~~99.75% and (y) any Extended Term Loan shall be deemed to be the issue price of the Term B-1 Loan (as determined above) minus any upfront fees paid to the Lenders providing such Extended Term Loans).

SECTION 1.02 Terms Generally. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Charter Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (vii) all references to “$” or “dollars” or to amounts of money and all calculations of permitted “baskets” and other similar matters shall be deemed to be references to the lawful currency of the United States of America, and (viii) references to “knowledge” of any Loan Party means the actual knowledge of a Responsible Officer.

(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”

(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

(d) This Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Loan Parties and the Administrative Agent and are the product of discussions and negotiations among all parties. Accordingly, this Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Lenders merely on account of the Administrative Agent’s or any Lender’s involvement in the preparation of such documents.

SECTION 1.03 Accounting Terms.

(a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the audited financial statements described in SECTION 3.04, except as otherwise specifically prescribed herein. All amounts used for purposes of financial calculations required to be made shall be without duplication. Notwithstanding anything to the contrary herein, for purposes of determining compliance with any test or covenant contained in this Agreement with respect to any period during which any Specified Transaction occurs, the Consolidated Leverage Ratio and Consolidated Interest Coverage Ratio shall be calculated with respect to such period and such Specified Transaction on a Pro Forma Basis.

(b) Issues Related to GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders as reasonably requested hereunder a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. In addition, the definitions set forth in the Loan Documents and any financial calculations required by the Loan Documents shall be computed to exclude (a) the effect of purchase accounting adjustments, including the effect of non-cash items resulting from any amortization, write-up, write-down or write-off of any assets or deferred charges (including without limitation intangible assets, goodwill and deferred financing costs in connection with the BCFWC Acquisition, any Permitted Acquisition or any merger, consolidation or other similar transaction permitted by this Agreement), (b) the application of ASC 815 (Derivatives and Hedging), ASC 480 (Distinguishing Liabilities from Equity) or ASC 718 (Stock Compensation) (to the extent the pronouncements in ASC 718 result in recording an equity award as a liability on the Consolidated balance sheet of BCF Holdings and its Subsidiaries in the circumstance where, but for the application of the pronouncements, such award would have been classified as equity), (c) any mark-to-market adjustments to any derivatives (including embedded derivatives contained in other debt or equity instruments under ASC 815), (d) any non-cash compensation charges resulting from the application of ASC 718 and (e) any change to lease accounting rules from those in effect pursuant to ASC 840 (Leases) and other related lease accounting guidance as in effect on the Closing Date.

Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, the effects of FASB ASC 825 (Financial Instruments) and ASC 470-20 (Debt with Conversion and Other Options) on financial liabilities shall be disregarded.

SECTION 1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

SECTION 1.05 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

SECTION 1.06 Certifications. All certifications to be made hereunder by an officer or representative of a Loan Party shall be made by such person in his or her capacity solely as an officer or a representative of such Loan Party, on such Loan Party’s behalf and not in such person’s individual capacity.

ARTICLE II

Amount and Terms of Credit

SECTION 2.01 Commitment of the Lenders. Subject to the terms and conditions hereof, each Lender severally agrees to make a loan (a “Term B Loan”) to the Borrower on the Closing Date in an amount not to exceed the amount of the Commitment of such Lender. Any amount borrowed under this SECTION 2.01(a) and subsequently repaid or prepaid may not be reborrowed. Each Lender’s Commitment shall terminate immediately and without further action on the Closing Date after giving effect to the funding of such Lender’s Commitment. The Term B Loans may from time to time be LIBO Loans or Prime Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with SECTIONS 2.03 and 2.09.

(b) Each Additional Term B-1 Lender agree to make term loans to the Borrower in Dollars (each, a “Term B-1 Loan”) on the Amendment No. 1 Effective Date in an amount not to exceed the amount of its Additional Term B-1 Commitments and (ii) each Converted Term B Loan of each Amendment No. 1 Consenting Lender shall be converted into a Term B-1 Loan of such Lender effective as of the Amendment No. 1 Effective Date in a principal amount equal to the principal amount of such Lender’s Converted Term B Loan immediately prior to such conversion. Amounts repaid with respect to Term B-1 Loans may not be reborrowed.

SECTION 2.02 Reserved.

SECTION 2.03 Procedure for Term Loan Borrowing.

(a) The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 11:00 A.M., New York City time, one Business Day prior to the anticipated Closing Date) requesting that the Lenders make the Term B Loans on the Closing Date and specifying the amount to be borrowed and whether the Term B Loans will initially be LIBO Loans or Prime Rate Loans (and, if LIBO Loans, the Interest Period for such Loans). Upon receipt of such notice the Administrative Agent shall promptly notify each Lender thereof. Not later than 12:00 noon, New York City time, on the Closing Date each Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term B Loan to be made by such Lender. The Administrative Agent shall credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Lenders in immediately available funds.

(b) Except as set forth in SECTION 2.09, SECTION 2.10 and SECTION 2.11, Term Loans shall be either Prime Rate Loans or LIBO Loans as the Borrower may request (which request shall substantially be made in the form attached hereto as Exhibit B-1) subject to and in accordance with this SECTION 2.03. Each Lender may fulfill its Commitment with respect to any Term B Loan by causing any lending office of such Lender to make such Term B Loan; provided, however, that any such use of a lending office shall not affect the obligation of the Borrower to repay such Term B Loan in accordance with the terms of the applicable Note. Each Lender shall, subject to its overall policy considerations, use reasonable efforts to select a lending office which will not result in the payment of increased costs by the Borrower. Subject to the other provisions of this SECTION 2.03 and the provisions of SECTION 2.11, Borrowings of Term Loans of more than one Type may be incurred at the same time, but in any event no more than ten (10) Borrowings of LIBO Loans may be outstanding at any time.

(c) The procedures for the funding of Incremental Term Loans shall be as set forth in the applicable Incremental Term Loan Amendment.

(d) Not later than 1:00 p.m. (Eastern time) on the Amendment No. 1 Effective Date each Additional Term B-1 Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term B-1 Loan to be made by such Additional Term B-1 Lender pursuant to its Additional Term B-1 Commitment. The Administrative Agent shall credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Additional Term B-1 Lenders in immediately available funds.

SECTION 2.04 Repayment of Term Loans.

(a) The principal amount of the Term B-1 Loans shall be repaid in consecutive quarterly installments (each, an “Installment”) of 0.25% of the original aggregate principal amount thereof on the Amendment No. 1 Effective Date (to be decreased in accordance with SECTION 2.17(f) in the event of any mandatory prepayments of the Term Loans made hereunder), each on the last day of each Fiscal Quarter (each, an “Installment Date”) commencing on the first Installment Date after the ~~Closing~~Amendment No. 1 Effective Date with the entire remaining unpaid balance due on the Maturity Date of the Term B-1 Loans.

(b) The principal amount of each Incremental Term Loan of any Series shall amortize as provided in the applicable Incremental Term Loan Amendment.

(c) The principal amount of the Extended Term Loans of any Extension Series shall amortize as provided in the applicable Extended Term Loan Amendment (to be decreased in accordance with SECTION 2.17(f) in the event of any mandatory prepayments of such Extended Term Loan made hereunder or as directed by the Borrower in the event of any voluntary prepayments of the Term Loans hereunder).

Notwithstanding the foregoing, (x) the amounts required to be paid with respect to the Term Loans of any Class shall be reduced in connection with any prepayment of the Term Loans of such Class in accordance with SECTION 2.16 or 2.17, as applicable; and (y) the Term Loans of each Class, together with all other amounts owed hereunder with respect thereto, shall, in any event, be paid in full no later than the Maturity Date.

SECTION 2.05 Incremental Term Loans.

(a) The Borrower may by written notice to the Administrative Agent elect to request the establishment of one or more additional Classes of Term Loans denominated in Dollars under this Agreement (“Incremental Term Loans”). Each such notice shall specify the date (each, an “Incremental Effective Date”) on which the Borrower proposes that the Incremental Term Loans shall be made, which shall be a date not less than five Business Days after the date on which such notice is delivered to the Administrative Agent; provided that:

(i) before and after giving effect to the borrowing of such Incremental Term Loans on the Incremental Effective Date no Default shall have occurred and be continuing;

(ii) the Weighted Average Life to Maturity of such Incremental Term Loans shall not be shorter than the then remaining Weighted Average Life to Maturity of the Term B-1 Loans outstanding at the time of such borrowing;

(iii) all other terms applicable to such Incremental Term Loans (other than provisions relating to original issue discount, upfront fees and interest rates, amortization (other than the Maturity Date and subject to clause (ii) above), optional prepayments or redemption terms, in each case, which shall be as agreed between the Borrower and the Incremental Term Lenders providing such Incremental Term Loans subject to the proviso contained in the definition of Applicable Margin), to the extent not consistent with or to the extent materially more onerous taken as a whole, than those terms applicable to the then outstanding Term B-1 Loans except to the extent such covenants and other terms apply solely to any period after the latest Maturity Date of any Class of Term Loans outstanding on the Incremental Effective Date immediately prior to the borrowing of such Incremental Term Loans shall be reasonably satisfactory to the Administrative Agent and the Borrower;

(iv) the aggregate principal amount of Incremental Term Loans (other than Refinancing Term Loans) borrowed following the Closing Date, when aggregated with the principal amount of Qualifying Secured Debt issued pursuant to clause (w)(ii) of the definition of “Permitted Indebtedness,” would not exceed the Maximum Incremental Amount;

(v) on a Pro Forma Basis, (x) the Borrower would be in compliance with each of the Financial Performance Covenants for the most recently ended Fiscal Quarter for which financial statements have been or are then required to have been delivered and (y) the Consolidated Secured Leverage Ratio as of the last day of the most recently ended Fiscal Quarter for which financial statements have been or are then required to have been delivered would be less than or equal to 3.00 to 1.0; and

(vi) the Loan Parties and the Collateral Agent shall enter into such amendments to the Security Documents as may be reasonably requested by the Collateral Agent (which shall not require any consent from any Lender other than those consents provided pursuant to this Agreement) in order to ensure that the Incremental Term Loans are provided with the benefit of the applicable Security Documents and shall deliver such other documents, certificates and opinions of counsel in connection therewith as may be reasonably requested by the Collateral Agent.

(b) The Borrower may approach any Lender or any other Person that would be an Eligible Assignee to provide all or a portion of the Incremental Term Loans (a “Incremental Term Lender”); provided that any Lender offered or approached to provide all or a portion of the Incremental Term Loans may elect or decline, in its sole discretion, to provide an Incremental Term Loan. Any Incremental Term Loans made on any Refinancing Effective Date shall be designated a series (a “Series”) of Incremental Term Loans for all purposes of this Agreement; provided that, subject to the limitations set forth in clause (a) above, any Incremental Term Loans may, to the extent provided in the applicable Incremental Term Loan Amendment, be designated as an increase in any previously established Class of Term Loans.

(c) The Incremental Term Loans shall be established pursuant to an amendment to this Agreement among the Borrower, the Administrative Agent and the Incremental Term Lenders providing such Incremental Term Loans (an “Incremental Term Loan Amendment”) which shall be consistent with the provisions set forth in clause (a) above (but which shall not require the consent of any other Lender other than those consents provided pursuant this

Agreement). Each Incremental Term Loan Amendment shall be binding on the Lenders, the Loan Parties and the other parties hereto.

SECTION 2.06 Extended Term Loans.

(a) The Borrower may at any time and from time to time request that all or a portion of the Term Loans of any Class (an “Existing Term Loan Class”) be converted to extend the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of such Term Loans (any such Term Loans which have been so converted, “Extended Term Loans”) and to provide for other terms consistent with this SECTION 2.06. In order to establish any Extended Term Loans, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders under the Existing Term Loan Class) (an “Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established, which shall be consistent with the Term Loans under the Existing Term Loan Class from which such Extended Term Loans are to be converted except that:

(i) all or any of the scheduled amortization payments of principal of the Extended Term Loans may be delayed to later dates than the scheduled amortization payments of principal of the Term Loans of such Existing Term Loan Class to the extent provided in the applicable Term Loan Extension Amendment;

(ii) the interest margins with respect to the Extended Term Loans may be different than the interest margins for the Term Loans of such Existing Term Loan Class and upfront fees may be paid to the Extending Term Lenders to the extent provided in the applicable Term Loan Extension Amendment;

(iii) the Term Loan Extension Amendment may provide for other covenants and terms that apply after the latest Maturity Date of any Class of Term Loans outstanding on the effective date of the Term Loan Extension Amendment immediately prior to the establishment of such Extended Term Loans; and

(iv) no Extended Term Loans may be optionally prepaid prior to the date on which the Term Loans under the Existing Term Loan Class from which they were converted are repaid in full unless such optional prepayment is accompanied by a pro rata optional prepayment of the Term Loans under such Existing Term Loan Class.

(b) Any Extended Term Loans converted pursuant to any Extension Request shall be designated a series (an “Extension Series”) of Extended Term Loans for all purposes of this Agreement; provided that, subject to the limitations set forth in clause (a) above, any Extended Term Loans converted from an Existing Term Loan Class may, to the extent provided in the applicable Term Loan Extension Amendment, be designated as an increase in any previously established Class of Term Loans.

(c) The Borrower shall provide the applicable Extension Request at least five (5) Business Days prior to the date on which Lenders under the applicable Existing Term Loan Class are requested to respond. No Lender shall have any obligation to agree to have any of its Term Loans of any Existing Term Loan Class converted into Extended Term Loans pursuant to any Extension Request. Any Lender wishing to have all or a portion of its Term Loans under the Existing Term Loan Class subject to such Extension Request (such Lender an “Extending Term Lender”) converted into Extended Term Loans shall notify the Administrative Agent (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Term Loans under the Existing Term Loan Class which it has elected to request be converted into Extended Term Loans (subject to any minimum denomination requirements reasonably imposed by the Administrative Agent and acceptable to the Borrower). In the event that the aggregate amount of Term Loans under the Existing Term Loan Class subject to Extension Elections exceeds the amount of Extended Term Loans requested pursuant to an Extension Request, Term Loans of the Existing Term Loan Class subject to Extension Elections shall be converted to Extended Term Loans on a pro rata basis based on the amount of Term Loans included in each such Extension Election.

(d) Extended Term Loans shall be established pursuant to an amendment (a “Term Loan Extension Amendment”) to this Agreement among the Borrower, the Administrative Agent and each Extending Term Lender providing an Extended Term Loan thereunder which shall be consistent with the provisions set forth in clause (a)

above (but which shall not require the consent of any other Lender other than those consents provided pursuant to this Agreement). Each Term Loan Extension Amendment shall be binding on the Lenders, the Loan Parties and the other parties hereto. In connection with any Term Loan Extension Amendment, the Loan Parties and the Collateral Agent shall enter into such amendments to the Security Documents as may be reasonably requested by the Collateral Agent (which shall not require any consent from any Lender other than those consents provided pursuant to this Agreement) in order to ensure that the Extended Term Loans are provided with the benefit of the applicable Security Documents and shall deliver such other documents, certificates and opinions of counsel in connection therewith as may be reasonably requested by the Collateral Agent.

SECTION 2.07 Notes.

(a) Upon the request of any Lender, the Term Loans made by such Lender shall be evidenced by a Note duly executed on behalf of the Borrower.

(b) Each Lender is hereby authorized by the Borrower to endorse on a schedule attached to each Note delivered to such Lender (or on a continuation of such schedule attached to such Note and made a part thereof), or otherwise to record in such Lender’s internal records, an appropriate notation evidencing the date and amount of each Term Loan from such Lender, each payment and prepayment of principal of any such Term Loan, each payment of interest on any such Term Loan and the other information provided for on such schedule; provided, however, that the failure of any Lender to make such a notation or any error therein shall not affect the obligation of the Borrower to repay the Term Loans made by such Lender in accordance with the terms of this Agreement and the applicable Notes.

(c) Upon receipt of an affidavit and indemnity of a Lender as to the loss, theft, destruction or mutilation of such Lender’s Note and upon cancellation of such Note, the Borrower will issue, in lieu thereof, a replacement Note in favor of such Lender, in the same principal amount thereof and otherwise of like tenor at such Lender’s expense.

SECTION 2.08 Interest on Term Loans.

(a) Subject to SECTION 2.12, each Prime Rate Loan of any Class shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as applicable) at a rate per annum that shall be equal to the then Prime Rate plus the Applicable Margin for Prime Rate Loans of such Class.

(b) Subject to SECTION 2.09 through SECTION 2.12, each LIBO Loan of any Class shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal, during each Interest Period applicable thereto, to the Adjusted LIBO Rate for such Class for such Interest Period, plus the Applicable Margin for LIBO Loans of such Class.

(c) Accrued interest on all Term Loans shall be payable in arrears on each Interest Payment Date applicable thereto, at maturity (whether by acceleration or otherwise) and after such maturity on demand.

SECTION 2.09 Conversion and Continuation of Term Loans.

(a) The Borrower shall have the right at any time, on three (3) Business Days’ prior notice to the Administrative Agent (which notice shall be in the form of Exhibit B-2 hereto and to be effective, must be received by the Administrative Agent not later than 11:00 a.m. on the third Business Day preceding the date of any conversion), (i) to convert any outstanding Borrowings of Prime Rate Loans to Borrowings of LIBO Loans, or (ii) to continue an outstanding Borrowing of LIBO Loans for an additional Interest Period, or (iii) to convert any outstanding Borrowings of LIBO Loans to a Borrowing of Prime Rate Loans, subject in each case to the following:

(i) No Borrowing of Term Loans may be converted into, or continued as, LIBO Loans at any time when any Event of Default has occurred and is continuing (nothing contained herein being deemed to obligate the Borrower to incur Breakage Costs upon the occurrence and during the continuance of an Event of Default unless the Obligations are accelerated);

(ii) If less than a full Borrowing of Term Loans is converted, such conversion shall be made pro rata among the Lenders based upon the respective principal amounts of the Term Loans comprising such Borrowing held by such Lenders immediately prior to such conversion;

(iii) The aggregate principal amount of Prime Rate Loans being converted into or continued as LIBO Loans shall be in an integral of $1,000,000 and at least $5,000,000;

(iv) Each Lender shall effect each conversion by applying the proceeds of its new LIBO Loan or Prime Rate Loan, as the case may be, to its Term Loan being so converted;

(v) The Interest Period with respect to a Borrowing of LIBO Loans effected by a conversion or in respect to the Borrowing of LIBO Loans being continued as LIBO Loans shall commence on the date of conversion or the expiration of the current Interest Period applicable to such continuing Borrowing, as the case may be;

(vi) A Borrowing of LIBO Loans may be converted only on the last day of an Interest Period applicable thereto, unless the applicable Borrower pays all Breakage Costs incurred in connection with such conversion (it being understood that no Amendment No. 1 Consenting Lender shall be entitled to receive any amount under this Section 2.09(a)(vi) in connection with the Converted Term B Loans); and

(vii) Each request for a conversion or continuation of a Borrowing of LIBO Loans which fails to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one (1) month.

(b) If the Borrower does not give notice to convert any Borrowing of LIBO Loans, or does not give notice to continue, or does not have the right to continue, any Borrowing as LIBO Loans, in each case as provided in SECTION 2.09(a) above, such Borrowing shall automatically be converted to, or continued as, as applicable, a Borrowing of Prime Rate Loans, at the expiration of the then-current Interest Period. The Administrative Agent shall, after it receives notice from the Borrower, promptly give each Lender notice of any conversion, in whole or part, of any Term Loan made by such Lender.

SECTION 2.10 Alternate Rate of Interest for Term Loans. If prior to the commencement of any Interest Period for a LIBO Borrowing, the Administrative Agent:

(a) Reasonably determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate (in accordance with the terms of the definition thereof) for such Interest Period; or

(b) Is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Required Lenders of making or maintaining their Term Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the applicable Lenders that the circumstances giving rise to such notice no longer exist (which notice the Administrative Agent shall deliver promptly upon obtaining knowledge of the same), (i) any Borrowing Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a LIBO Borrowing shall be ineffective and (ii) if any Borrowing Request requests a LIBO Borrowing, such Borrowing shall be made as a Borrowing of Prime Rate Loans unless withdrawn by the Borrower.

SECTION 2.11 Change in Legality.

(a) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if any Change in Law occurring after the Closing Date shall make it unlawful for a Lender to make or maintain a LIBO Loan or to give effect to its obligations as contemplated hereby with respect to a LIBO Loan, then, by written notice to the Borrower, such Lender may (x) declare that LIBO Loans will not thereafter be made by such Lender hereunder, whereupon any request by the Borrower for a LIBO Borrowing shall, as to such Lender only, be deemed a request for a Prime Rate Loan unless such declaration shall be subsequently withdrawn; and (y) require that all outstanding LIBO Loans made by such Lender be converted to Prime Rate Loans, in which event all such LIBO Loans shall be automatically converted to Prime Rate Loans as of the effective date of such notice as provided in SECTION 2.09(b). In the event any Lender shall exercise its rights hereunder, all payments and prepayments of principal which would otherwise have been applied to repay the LIBO Loans that would have been made by such Lender or the converted LIBO Loans of such Lender, shall instead be applied to repay the Prime Rate Loans made by such Lender in lieu of, or resulting from the conversion of, such LIBO Loans.

(b) For purposes of this SECTION 2.11, a notice to the Borrower pursuant to SECTION 2.11(a) above shall be effective, if lawful, and if any LIBO Loans shall then be outstanding, on the last day of the then-current Interest Period; and otherwise such notice shall be effective on the date of receipt by the Borrower.

SECTION 2.12 Default Interest. After the occurrence of any Event of Default pursuant to SECTION 7.01(a) or SECTION 7.01(b) and at all times thereafter while such Event of Default is continuing, interest shall accrue on all Term Loans and other amounts owing by the Borrowers (after as well as before judgment, as and to the extent permitted by law) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days as applicable) (the “Default Rate”) equal to the rate (including the Applicable Margin) in effect from time to time plus two percent (2.00%) per annum and such interest shall be payable on demand.

SECTION 2.13 Reserved.

SECTION 2.14 Increased Costs.

(a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any holding company of any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

(ii) subject any Credit Party or any Loan Party to any Tax of any kind whatsoever with respect to LIBO Loans under this Agreement (except for Indemnified Taxes or Other Taxes covered by Section 2.23 (for the avoidance of doubt, no duplication of the Borrower’s obligation under Section 2.23 with respect to Indemnified Taxes or other Taxes is intended under this clause (ii)) and the imposition of, or any change in the rate of, any Excluded Tax payable by such Credit or Loan Party); or

(iii) impose on any Lender or the London interbank market any other condition affecting LIBO Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost in any material amount in excess of those incurred by similarly situated lenders to such Lender of making or maintaining any LIBO Loan or to increase the cost in any material amount in excess of those incurred by similarly situated lenders to such Lender or to reduce the amount in any material respect of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Term Loans made by, such Lender, to a level below that which such Lender or such Lender’s holding company would have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company as specified in paragraph (a) or (b) of this SECTION 2.14 and setting forth in reasonable detail the manner in which such amount or amounts were determined shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within fifteen (15) Business Days after receipt thereof.

(d) Failure or delay on the part of any Lender to demand compensation pursuant to this SECTION 2.14 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 90 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor, and provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90 day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.15 Reserved.

SECTION 2.16 Optional Prepayment of Term Loans; Reimbursement of Lenders.

(a) The Borrower shall have the right at any time and from time to time to prepay without premium (except as provided in SECTION 2.19(d)) or penalty (but subject to payment of Breakage Costs as provided herein) outstanding Term Loans of any Class in whole or in part, (x) with respect to LIBO Loans, upon at least two (2) Business Days’ prior written, telex or facsimile notice to the Administrative Agent, prior to 12:00 noon, and (y) with respect to Prime Rate Loans, on the same Business Day if written, telex or facsimile notice is received by the Administrative Agent prior to 12:00 noon, subject in each case to the following limitations:

(i) No prepayment of any Extended Term Loans of any Extension Series shall be permitted pursuant to this SECTION 2.16 so long as any Term Loans of any Existing Term Loan Class from which such Extended Term Loans were converted remain outstanding unless such prepayment is accompanied by a pro rata (or greater proportionate) prepayment of Term Loans of such Existing Term Loan Class;

(ii) All prepayments shall be applied to reduce scheduled remaining installments on the applicable Term Loans as directed by the Borrower;

(iii) Subject to the foregoing, outstanding Prime Rate Loans of any Class shall be prepaid before outstanding LIBO Loans of such Class are prepaid (except as otherwise directed by the Borrower). Each partial prepayment of LIBO Loans shall be in an integral multiple of $1,000,000 (but in no event less than $10,000,000). No prepayment of LIBO Loans of any Class shall be permitted pursuant to this SECTION 2.16 other than on the last day of an Interest Period applicable thereto, unless the Borrower reimburses the Lenders for all Breakage Costs associated therewith within five (5) Business Days of receiving a written demand for such reimbursement which sets forth the calculation of such Breakage Costs in reasonable detail. No partial prepayment of a Borrowing of LIBO Loans shall result in the aggregate principal amount of the LIBO Loans remaining outstanding pursuant to such Borrowing being less than $5,000,000 (unless all such outstanding LIBO Loans are being prepaid in full); and

(iv) Each notice of prepayment shall specify the prepayment date, the principal amount, Type and Class of Term Loans to be prepaid and, in the case of LIBO Loans, the Borrowing or Borrowings pursuant to which such Term Loans were made. Each notice of prepayment shall be revocable, provided that, within five (5) Business Days of receiving a written demand for such reimbursement which sets forth the calculation of such Breakage Costs in reasonable detail, the Borrower shall reimburse the Lenders for all Breakage Costs associated with the revocation of any notice of prepayment. The Administrative Agent shall, promptly after receiving notice from the Borrower hereunder, notify each applicable Lender of the principal amount, Type and Class of Term Loans held by such Lender which are to be prepaid, the prepayment date and the manner of application of the prepayment.

(b) The Borrower shall reimburse each Lender as set forth below for any loss incurred or to be incurred by the Lenders in the reemployment of the funds resulting from any prepayment (for any reason whatsoever, including, without limitation, conversion to Prime Rate Loans or acceleration by virtue of, and after, the occurrence and during the continuance of an Event of Default) of any LIBO Loan required or permitted under this Agreement, if such LIBO Loan is prepaid other than on the last day of the Interest Period for such LIBO Loan. Such loss shall be the amount (herein, collectively, “Breakage Costs”) as reasonably determined by such Lender as the excess, if any, of (A) the amount of interest which would have accrued to such Lender on the amount so paid, not prepaid or not borrowed at a rate of interest equal to the Adjusted LIBO Rate for such LIBO Loan (but specifically excluding any Applicable Margin), for the period from the date of such payment or failure to borrow or failure to prepay to the last day (x) in the case of a payment or refinancing of a LIBO Loan with Prime Rate Loans other than on the last day of the Interest Period for such LIBO Loan or the failure to prepay a LIBO Loan, of the then current Interest Period for such LIBO Loan or (y) in the case of such failure to borrow, of the Interest Period for such LIBO Loan which would have commenced on the date of such failure to borrow, over (B) the amount of interest which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the London interbank market. Any Lender demanding reimbursement for such loss shall deliver to the Borrower from time to time one or more certificates setting forth the amount of such loss as determined by such Lender and setting forth in reasonable detail the manner in which such amount was determined and such amounts shall be due within ten (10) Business Days after the receipt of such notice.

(c) Whenever any partial prepayment of Term Loans are to be applied to LIBO Loans of any Class, such LIBO Loans shall be prepaid in the chronological order of their Interest Payment Dates or as the Borrower may otherwise designate in writing.

(d) (i) Notwithstanding anything to the contrary in SECTION 2.16 (which provisions shall not be applicable to this SECTION 2.16(d)), the Borrower shall have the right at any time and from time to time to prepay Term Loans of any Class from Lenders electing to participate in such prepayments at a discount to the par value of such Loans and on a non-pro rata basis (each, a “Discounted Voluntary Prepayment”) pursuant to the procedures described in this SECTION 2.16(d); provided that (A) no Discounted Voluntary Prepayment shall be made unless (A) immediately after giving effect to such Discounted Voluntary Prepayment, (i) no Default or Event of Default has occurred and is continuing, (ii) the Borrower is in compliance on a Pro Forma Basis with the Financial Performance Covenants as of the most recently completed Fiscal Quarter and (iii) the Borrower shall have Excess Availability (as defined in the ABL Facility) plus unrestricted cash and cash equivalents of at least $150,000,000, (B) any Discounted Voluntary Prepayment shall be offered to all Lenders with Term Loans of such Class on a pro rata basis and (C) the Borrower on the date such Discounted Voluntary Prepayment is made, shall deliver to the Administrative Agent a certificate of a Responsible Officer of the Borrower stating (1) that no Default or Event of Default has occurred and is continuing or would result from the Discounted Voluntary Prepayment (after giving effect to any related waivers or amendments obtained in connection with such Discounted Voluntary Prepayment), (2) that each of the conditions to such Discounted Voluntary Prepayment contained in this SECTION 2.16(d) has been satisfied or waived, (3) the aggregate principal amount of Term Loans so prepaid pursuant to such Discounted Voluntary Prepayment and (4) neither the Borrower nor any of its Affiliates has any MNPI.

(ii) To the extent the Borrower seeks to make a Discounted Voluntary Prepayment, the Borrower will provide written notice to the Administrative Agent substantially in the form of Exhibit H hereto (each, a “Discounted Prepayment Option Notice”) that the Borrower desires to prepay Term Loans in an aggregate principal amount specified therein by the Borrower (each, a “Proposed Discounted Prepayment Amount”), in each case at a discount to the par value of such Term Loans as specified below. The Proposed Discounted Prepayment Amount of Term Loans shall not be less than $10,000,000. The Discounted Prepayment Option Notice shall further specify with respect to the proposed Discounted Voluntary Prepayment: (A) the Proposed Discounted Prepayment Amount for Term Loans and the Class of Term Loans to which such offer relates, (B) a discount range (which may be a single percentage) selected by the Borrower with respect to such proposed Discounted Voluntary Prepayment equal to a percentage of par of the principal amount of such Term Loans (the “Discount Range”) and (C) the date by which Lenders are required to indicate their election to participate in such proposed Discounted Voluntary Prepayment which shall be at least five Business Days following the date of the Discounted Prepayment Option Notice (the “Acceptance Date”).

(iii) Upon receipt of a Discounted Prepayment Option Notice in accordance with SECTION 2.16(d)(ii), the Administrative Agent shall promptly notify each applicable Lender thereof. On or prior to the Acceptance Date, each Lender with Term Loans of the applicable Class may specify by written notice substantially in the form of Exhibit I hereto (each, a “Lender Participation Notice”) to the Administrative Agent (A) a maximum discount to par (the “Acceptable Discount”) within the Discount Range (for example, a Lender specifying a discount to par of 20% would accept a prepayment price of 80% of the par value of the Term Loans to be prepaid) and (B) a maximum principal amount (subject to rounding requirements specified by the Administrative Agent) of Term Loans of the applicable Class held by such Lender with respect to which such Lender is willing to permit a Discounted Voluntary Prepayment at the Acceptable Discount (“Offered Loans”). Based on the Acceptable Discounts and principal amounts of Term Loans of the applicable Class specified by the Lenders in Lender Participation Notices, the Administrative Agent, in consultation with the Borrower, shall calculate the applicable discount for Term Loans (the “Applicable Discount”), which Applicable Discount shall be (A) the percentage specified by the Borrower if the Borrower has selected a single percentage pursuant to SECTION 2.16(d)(ii) for the Discounted Voluntary Prepayment or (B) otherwise, the highest Acceptable Discount at which the Borrower can pay the Proposed Discounted Prepayment Amount in full (determined by adding the principal amounts of Offered Loans commencing with the Offered Loans with the highest Acceptable Discount); provided, however, that in the event that such Proposed Discounted Prepayment Amount cannot be repaid in full at any Acceptable Discount, the Applicable Discount shall be the lowest Acceptable Discount specified by the Lenders that is within the Discount Range. The Applicable Discount shall be applicable for all Lenders who have offered to participate in the Discounted Voluntary Prepayment and have Qualifying Loans (as defined below). Any Lender with outstanding Term Loans under the applicable Class whose Lender Participation Notice is not received by the Administrative Agent by the Acceptance Date shall be deemed to have declined to accept a Discounted Voluntary Prepayment of any of its Term Loans at any discount to their par value within the Applicable Discount.

(iv) The Borrower shall make a Discounted Voluntary Prepayment by prepaying those Term Loans (or the respective portions thereof) offered by the Lenders (“Qualifying Lenders”) that specify an Acceptable Discount that is equal to or greater than the Applicable Discount (“Qualifying Loans”) at the Applicable Discount; provided that if the aggregate proceeds required to prepay all Qualifying Loans (disregarding any interest payable at such time) would exceed the amount of aggregate proceeds required to prepay the Proposed Discounted Prepayment Amount, such amounts in each case calculated by applying the Applicable Discount, the Borrower shall prepay such Qualifying Loans ratably among the Qualifying Lenders based on their respective principal amounts of such Qualifying Loans (subject to rounding requirements specified by the Administrative Agent). If the aggregate proceeds required to prepay all Qualifying Loans (disregarding any interest payable at such time) would be less than the amount of aggregate proceeds required to prepay the Proposed Discounted Prepayment Amount, such amounts in each case calculated by applying the Applicable Discount, the Borrower shall prepay all Qualifying Loans.

(v) Each Discounted Voluntary Prepayment shall be made within five Business Days of the Acceptance Date, without premium or penalty (and without Breakage Costs), upon irrevocable notice substantially in the form of Exhibit J hereto (each a “Discounted Voluntary Prepayment Notice”), delivered to the Administrative Agent no later than 1:00 P.M. New York City time, two Business Days prior to the date of such Discounted Voluntary Prepayment, which notice shall specify the date and amount of the Discounted Voluntary Prepayment and the Applicable Discount determined by the Administrative Agent. Upon receipt of any Discounted Voluntary Prepayment Notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any Discounted Voluntary Prepayment Notice is given, the amount specified in such notice shall be due and payable to the applicable Lenders, subject to the Applicable Discount on the applicable Term Loans, on the date specified therein together with accrued interest (on the par principal amount) to, but not including, such date on the amount prepaid.

(vi) To the extent not expressly provided for herein, each Discounted Voluntary Prepayment shall be consummated pursuant to reasonable procedures (including as to timing, rounding, minimum amounts, Type and Interest Periods and calculation of Applicable Discount in accordance with SECTION 2.16(d)(iii) above) reasonably established by the Administrative Agent and the Borrower.

(vii) Prior to the delivery of a Discounted Voluntary Prepayment Notice, upon written notice to the Administrative Agent, the Borrower may withdraw its offer to make a Discounted Voluntary Prepayment pursuant to any Discounted Prepayment Option Notice.

(viii) To the extent the Term Loans of any Class are prepaid pursuant to this SECTION 2.16(d), scheduled amortization amounts for the Term Loans of such Class under SECTION 2.04 shall be reduced on a pro rata basis by the principal amount of the Term Loans so prepaid.

SECTION 2.17 Mandatory Prepayment. The outstanding Obligations shall be subject to prepayment as follows:

(a) If on any date any Loan Party shall have received Net Proceeds from any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any Collateral (other than the sale of Collateral (other than Real Estate, Capital Stock and Intellectual Property) in the ordinary course of business and the transfer of any Collateral among Stores and other locations of the Loan Parties), to the extent that such Net Proceeds are not required to be applied to the payment of obligations of the Borrower or other borrowers under the ABL Facility, an amount equal to 100% of such Net Proceeds shall be applied within five Business Days after such date toward the prepayment of Term Loans as set forth in SECTION 2.17(f) unless, provided that no Event of Default has occurred and is continuing, (i) the proceeds therefrom are (a) utilized for purposes of replacing or repairing the assets in respect of which such proceeds were received or reinvesting in assets used in any of the Loan Parties’ business within twelve (12) months of the receipt of such proceeds (or, in the case of any disposition of Real Estate the proceeds of which will be used to reinvest in Real Estate, within eighteen (18) months of receipt of such proceeds if a letter of intent or other binding commitment to reinvest such proceeds is entered into within twelve (12) months of receipt of such proceeds) or (b) in the case of any disposition of Real Estate listed on Schedule 1.1(b), reinvested in additional Real Estate within twelve (12) months of the receipt of such proceeds or within eighteen (18) months of receipt of such proceeds if a letter of intent or other binding commitment to reinvest such proceeds is entered into within twelve (12) months of receipt of such proceeds and (ii) the aggregate amount at any time of such reinvested proceeds (A) in the case of any such sale, transfer or other disposition of any such Collateral pursuant to a sale and leaseback transaction, is equal to or less than $10,000,000 and (B) in the case of any such sale, transfer or other disposition of such Collateral (other than pursuant to a sale and leaseback transaction and other than a disposition of Real Estate the proceeds of which will be used to reinvest in Real Estate) is equal to or less than $10,000,000; or

(b) If on any date any Loan Party shall have received Net Proceeds from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation, expropriation or similar proceeding of, any Collateral of a Loan Party, to the extent that such Net Proceeds are not required to be applied to the payment of obligations of the Borrower or other borrowers under the ABL Facility, an amount equal to 100% of such Net Proceeds shall be applied within five Business Days after such date toward the prepayment of Term Loans as set forth in SECTION 2.17(f) unless (i) the proceeds therefrom are required to be paid to the holder of a Lien on such property or asset having priority over the Lien of the Collateral Agent, or (ii) the proceeds therefrom are utilized for purposes of replacing or repairing the assets in respect of which such proceeds, awards or payments were received or reinvesting in assets used in any of the Loan Parties’ business within twelve (12) months of the receipt of such proceeds;

(c) If on any date any Loan Party shall have received Net Proceeds (i) from any Refinancing Term Loans or Indebtedness pursuant to clause (w)(i) of the definition of “Permitted Indebtedness” or (ii) from the incurrence of any Indebtedness of the Borrower or any of its Subsidiaries (other than Permitted Indebtedness), an amount equal to 100% of such Net Proceeds shall be applied within five Business Days after such date toward the prepayment of Term Loans as set forth in SECTION 2.17(f); and

(d) If, for any Fiscal Year of the Borrower commencing with the Fiscal Year ending January 28, 2012, there shall be Excess Cash Flow, the Borrower shall, on the relevant Excess Cash Flow Application Date (as defined below), apply an amount, if positive, equal to the excess of (i) the ECF Percentage of such Excess Cash Flow minus (ii) the principal amount of Term Loans optionally prepaid pursuant to Section 2.16 during such Fiscal Year toward the prepayment of the Term Loans as set forth in SECTION 2.17(f) (it being understood that such payment for the Fiscal Year ending February 28, 2012 was made prior to the Amendment No. 1 Effective Date). Each such prepayment shall be made on a date (an “Excess Cash Flow Application Date”) no later than five Business Days after the date on which financial statements of the Borrower have been delivered pursuant to SECTION 5.01(a).

(e) Reserved.

(f) Any prepayment of any Term Loans pursuant to SECTIONS 2.17(a) through (d) above shall be applied to repay Term Loans of each then outstanding Class, provided, that any prepayment of any Term Loans pursuant to SECTION 2.17(c) shall be applied to repay Term Loans of each Class with an earlier Maturity Date prior to being applied to repay any Term Loans of any other Class with a later Maturity Date (and, if two Classes of Term Loans have the same Maturity Date, shall be applied on a pro rata basis to such Classes). Any prepayment of any Class of Term Loans in accordance with the foregoing shall be applied first, to the remaining scheduled installments of principal of such Term Loans pursuant to SECTION 2.04 that are due within 24 months of such prepayment and thereafter to the remaining scheduled installments of principal of the Term Loans of such Class on a pro rata basis. Subject to the foregoing, outstanding Prime Rate Loans of any Class shall be prepaid before outstanding LIBO Loans of such Class are prepaid. No prepayment of LIBO Loans of any Class shall be permitted pursuant to this SECTION 2.17 until the last day of an Interest Period applicable thereto, unless the Borrower reimburses the Lenders for all Breakage Costs associated therewith within five (5) Business Days of receiving a written demand for such reimbursement which sets forth the calculation of such Breakage Costs in reasonable detail. In order to avoid such Breakage Costs, as long as no Specified Default has occurred and is continuing, at the request of the Borrower, the Administrative Agent shall hold all amounts required to be applied to LIBO Loans of a particular Class in a Cash Collateral Account and will apply such funds to the applicable LIBO Loans of such Class at the end of the then pending Interest Period therefor (provided that the foregoing shall in no way limit or restrict the Agents’ rights upon the occurrence and during the continuance of any other Event of Default).

(g) The Borrower shall prepay all Non-Converted Term B Loans on the Amendment No. 1 Effective Date.

SECTION 2.18 Reserved.

SECTION 2.19 Fees.

(a) The Borrower shall pay to the Agents, for their respective accounts, (i) the fees set forth in the Fee Letter as and when payment of such fees is due as therein set forth and (ii) such other fees in the amounts and at the times separately agreed upon between the Borrower and the Agents.

(b) All fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for the account of the Administrative Agent and other Credit Parties as provided herein. Once due, all fees shall be fully earned and shall not be refundable under any circumstances (except to the extent set forth in the Fee Letter).

(c) The Borrower shall pay to each Lender on the Closing Date an upfront fee equal to 1.00% of the Term B Loan made by such Lender on the Closing Date (which fee may be netted by each Lender from the proceeds of its Term B Loan made to the Borrower); and

(d) In the event that, at any time on or prior to the first anniversary of the ~~Closing~~Amendment No. 1 Effective Date, the Borrower makes any voluntary prepayment of all of the Term B-1 Loans with the proceeds of any term loan Indebtedness under any credit facility (other than pursuant to a Discounted Prepayment Offer or with the proceeds from any public offering or other issuance of BCF Holdings’ or the Parent’s Capital Stock), which term loan Indebtedness has a lower Yield than the Yield of the Term B-1 Loans, then, the Borrower agrees to pay to the Administrative Agent, for the account of each Term B-1 Lender a fee in an amount equal to 1.00% of such Lender’s Term B-1 Loans prepaid with the proceeds of such term loan Indebtedness.

SECTION 2.20 Maintenance of Loan Account; Statements of Account. The Administrative Agent shall maintain an account on its books in the name of the Borrower (each, the “Loan Account”) which will reflect (i) all Term Loans of each Class made by the Lenders to the Borrower or for the Borrower’s account and (ii) any and all other monetary Obligations that have become payable. The Loan Account will be credited with all amounts received by the Administrative Agent from the Borrower or from other Persons for the Borrower’s account, and the amounts so credited shall be applied as set forth in and to the extent required by SECTIONS 2.17(f) or 7.03, as applicable.

SECTION 2.21 Payments.

(a) The Borrower shall make each payment required to be made hereunder or under any other Loan Document (whether of principal, interest, fees, amounts payable under SECTIONS 2.14, 2.16(b) or 2.23, or otherwise) prior to 2:00 p.m. on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its Funding Office, except that payments pursuant to SECTIONS 2.14, 2.16(b), 2.23 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, except with respect to LIBO Borrowings, the date for payment shall be extended to the next succeeding Business Day, and, if any payment due with respect to LIBO Borrowings shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, unless that succeeding Business Day is in the next calendar month, in which event, the date of such payment shall be on the last Business Day of subject calendar month, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

(b) Except as specifically provided herein all funds received by and available to the Administrative Agent to pay principal, interest, fees and other amounts then due hereunder, shall be applied in accordance with the provisions of SECTIONS 2.17(f) or 7.03 ratably among the parties entitled thereto in accordance with the amounts of principal, interest, fees and other amounts then due to such respective parties.

(c) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate.

SECTION 2.22 Reserved.

SECTION 2.23 Taxes.

(a) Any and all payments by or on account of any obligation of the Loan Parties hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided, however, that if any applicable withholding agent shall be required to deduct or remit any such Taxes from such payments, then (i) in the case of any Indemnified Taxes or Other Taxes, the sum payable shall be increased as necessary so that after making all required deductions or remittances for such Taxes (including deductions applicable to additional sums payable under this SECTION 2.23) the applicable Credit Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable withholding agent shall make such deductions and (iii) the applicable withholding agent shall pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law.

(b) In addition, the Loan Parties shall pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law.

(c) The Borrower shall indemnify each Credit Party, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid or payable by such Credit Party on or with respect to any payment by or on account of any obligation of the Loan Parties hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this SECTION 2.23) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto to the extent not already paid by the Loan Parties pursuant to SECTION 2.23(a); provided that if the Borrower reasonably believes that such Taxes were not correctly or legally asserted, each Lender will use reasonable efforts to cooperate with the Borrower to obtain a refund of such taxes so long as such efforts would not, in the sole determination of such Lender, result in any additional costs, expenses or risks or be otherwise disadvantageous to it; provided further, that the Borrower shall not be required to compensate any Lender pursuant to this SECTION 2.23 for any penalties and interest incurred in any Fiscal Year for which such Lender is claiming compensation if such Lender does not furnish notice of such claim within six (6) months from the end of such Fiscal Year; provided further, that if the circumstances giving rise to such claim have a retroactive effect, then the beginning of such six month period shall be extended to include such period of retroactive effect. A certificate as to the amount of such payment or liability delivered to the Borrower by a Credit Party, or by the Administrative Agent on its own behalf or on behalf of any other Credit Party, setting forth in reasonable detail the manner in which such amount was determined, shall be conclusive absent manifest error.

(d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Loan Party to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Each Lender shall (x) prior to the date hereof in the case of each Lender that is a signatory hereto (or the date of Assignment and Acceptance in the case of a Person that becomes a Lender after the date hereof) and (y) at such times as are reasonably requested by the Borrower or the Administrative Agent, provide the Borrower and the Administrative Agent with any documentation prescribed by law, or reasonably requested by the Borrower or the Administrative Agent, certifying as to any entitlement of such Lender to an exemption from, or reduction in, withholding tax with respect to any payments to be made to such Lender under the Loan Documents. Unless the applicable withholding agent has received forms or other documents satisfactory to it indicating that payments under any Loan Document to or for a Lender are not subject to withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrower, Administrative Agent or other applicable withholding agent shall withhold amounts required to be withheld by applicable law from such payments at the applicable statutory rate.

Without limiting the generality of the foregoing:

(i) Each Lender that is a U.S. Person within the meaning of Section 7701(a)(3) of the Code (a “Domestic Lender”) shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement two properly completed and duly signed original copies of Internal Revenue Service Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding.

(ii) Each Foreign Lender shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter when required by law or upon the reasonable request of the Borrower or the Administrative Agent) whichever of the following is applicable:

(A) two duly completed and executed original copies of Internal Revenue Service Form W-8BEN (or any successor forms) claiming eligibility for benefits of an income tax treaty to which the United States of America is a party;

(B) two duly completed and executed original copies of Internal Revenue Service Form W-8ECI (or any successor forms);

(C) in the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate, in substantially the form of Exhibit L-1, or any other form approved by the Administrative Agent and the Borrower, to the effect that such Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, and that no payments in connection with the Loan Documents are effectively connected with such Lender’s conduct of a U.S. trade or business and (y) two duly completed and executed original copies of Internal Revenue Service Form W-8BEN (or any successor form);

(D) to the extent a Foreign Lender is not the beneficial owner (for example, where the Foreign Lender is a partnership, or is a Participant holding a participation granted by a participating Lender), Internal Revenue Service Form W-8IMY (or any successor forms) of the Lender, accompanied by a Form W-8ECI, W-8BEN, certificate in substantially the form of Exhibit L-2, L-3 or L-4 (as applicable), Form W-9, Form W-8IMY (or other successor forms) or any other required information from each beneficial owner, as applicable (provided that, if the Lender is a partnership (and not a participating Lender) and one or more beneficial owners are claiming the portfolio interest exemption, a certificate in substantially the form of Exhibit L-2 shall be provided by such Lender on behalf of such beneficial owner(s)); or

(E) any other form prescribed by applicable requirements of U.S. federal income tax law as a basis for claiming exemption from or a reduction in U.S. federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable requirements of law to permit the Borrower and the Administrative Agent to determine the withholding or deduction required to be made.

Each Lender shall, from time to time after the initial delivery by such Lender of the forms described above, whenever a lapse in time or change in such Lender’s circumstances renders such forms, certificates or other evidence so delivered obsolete or inaccurate, promptly (1) deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) renewals, amendments or additional or successor forms, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish such Lender’s status or that such Lender is entitled to an exemption from or reduction in U.S. federal withholding tax or (2) notify Administrative Agent and the Borrower of its inability to deliver any such forms, certificates or other evidence.

Notwithstanding any other provision of this clause (e), a Lender shall not be required to deliver any form that such Lender is not legally eligible to deliver.

(f) Any Foreign Lender that is entitled to an exemption from or reduction in United States withholding tax shall deliver to the Borrower and the Administrative Agent two (2) copies of (i) either United States Internal Revenue Service Form W-8BEN (claiming a treaty benefit) or Form W-8ECI, or any subsequent versions thereof or successors thereto, or, (ii) in the case of a Foreign Lender claiming exemption from or reduction in U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest,” a (A) Form W-8BEN, or any subsequent versions thereof or successors thereto and (B) a certificate representing that such Foreign Lender (1) is not a bank for purposes of Section 881(c) of the Code, (2) is not a 10 percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of any Loan Party and (3) is not a controlled foreign corporation related to the Loan Parties (within the meaning of Section 864(d)(4) of the Code)), in all cases, properly completed and duly executed by such Foreign Lender claiming, as applicable, complete exemption from or reduced rate of, U.S. Federal withholding tax on payments by the Loan Parties under this Agreement and the other Loan Documents, or in the case of a Foreign Lender claiming exemption for “portfolio interest” certifying that it is not a foreign corporation, partnership, estate or trust. Such forms shall be delivered by each Foreign Lender on or before the date it becomes a party to this Agreement (or, in the case of a transferee that is a participation holder, on or before the date such participation holder becomes a transferee hereunder) and on or before the date, if any, such Foreign Lender changes its applicable lending office by designating a different lending office (a “New Lending Office”). In addition, each Foreign Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Foreign Lender. Notwithstanding any other provision of this SECTION 2.23(f), a Foreign Lender shall not be required to deliver any form pursuant to this SECTION 2.23(f) that such Foreign Lender is not legally able to deliver.

(g) The Borrower shall not be required to indemnify any Foreign Lender or to pay any additional amounts to any Foreign Lender in respect of U.S. Federal withholding tax pursuant to paragraph (a) or (c) above to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Foreign Lender to comply with the provisions of paragraph (e) above. Should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Loan Parties shall, at such Lender’s expense, take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

(h) If any Loan Party shall be required pursuant to this SECTION 2.23 to pay any additional amount to, or to indemnify, any Credit Party to the extent that such Credit Party becomes subject to Taxes subsequent to the Closing Date (or, if applicable, subsequent to the date such Person becomes a party to this Agreement) as a result of any change in the circumstances of such Credit Party (other than a change in Applicable Law), including without limitation a change in the residence, place of incorporation, principal place of business of such Credit Party or a change in the branch or lending office of such Credit Party, as the case may be, such Credit Party shall use reasonable efforts to avoid or minimize any amounts which might otherwise be payable pursuant to this SECTION 2.23(g); provided, however, that such efforts shall not include the taking of any actions by such Credit Party that would result in any tax, costs or other expense to such Credit Party (other than a tax, cost or other expense for which such Credit Party shall have been reimbursed or indemnified by the Loan Parties pursuant to this Agreement or otherwise) or any action which would or might in the reasonable opinion of such Credit Party have an adverse effect upon its business, operations or financial condition or otherwise be disadvantageous to such Credit Party.

(i) If the Administrative Agent or a Lender determines, in its good faith discretion, that it has received a refund in respect of any Indemnified Taxes or Other Taxes with respect to which the Borrower has paid additional amount pursuant to this Section 2.23, it shall pay over such refund within 30 days of its receipt thereof to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower or other relevant Loan Party under this Section 2.23 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such Lender or Administrative Agent and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of such Lender or Administrative Agent, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section 2.23 shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

(j) If a payment made to a Credit Party would be subject to United States federal withholding Tax imposed by FATCA if such Credit Party fails to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Credit Party shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by FATCA and at such time or times reasonably requested by the Loan Parties or the Administrative Agent (A) a certification signed by the chief financial officer, principal accounting officer, treasurer or controller, and (B) other documentation reasonably requested by the Loan Parties or the Administrative Agent sufficient for the Administrative Agent and the Loan Parties to comply with their obligations under FATCA and to determine that such Credit Party has complied with such applicable reporting requirements.

SECTION 2.24 Mitigation Obligations; Replacement of Lenders.

(a) If any Lender requests compensation under SECTION 2.14 or cannot make LIBO Loans under SECTION 2.11, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to SECTION 2.23, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Term Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to SECTION 2.14 or SECTION 2.23, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment; provided, however, that the Borrower shall not be liable for such costs and expenses of a Lender requesting compensation if (i) such Lender becomes a party to this Agreement on a date after the Closing Date and (ii) the relevant Change in Law occurs on a date prior to the date such Lender becomes a party hereto.

(b) If any Lender requests compensation under SECTION 2.14 or cannot make Term Loans under SECTION 2.11 for thirty (30) consecutive days, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to SECTION 2.23, then the Borrower may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in SECTION 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided, however, that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Term Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under SECTION 2.14 or payments required to be made pursuant to SECTION 2.23, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

ARTICLE III

Representations and Warranties

To induce the Credit Parties to enter into this Agreement and make the Term B Loans, the Loan Parties executing this Agreement or a Joinder hereto, jointly and severally, make the following representations and warranties to each Credit Party with respect to each Loan Party on the Closing Date, and in each case as of the date such representation and warranty is made unless an earlier date is specified:

SECTION 3.01 Organization; Powers. Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite corporate or other applicable entity power and authority to own its property and assets and to carry on its business as now conducted, except, in each case, where the failure to do so, or so possess, individually or in the aggregate would not reasonably be expected to result in a Material Adverse Effect. Each Loan Party has all requisite organizational power and authority to execute and deliver and perform all its obligations under all Loan Documents to which such Loan Party is a party. Each Loan Party is qualified to do business in, and is in good standing (where such concept exists) in, every jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except where the failure to be so qualified or in good standing individually or in the aggregate would not reasonably be expected to result in a Material Adverse Effect. Schedule 3.01 attached hereto sets forth, as of the Closing Date, each Loan Party’s name as it appears in official filings in its state of incorporation or organization, its state of incorporation or organization, organization type, organization number, if any, issued by its state of incorporation or organization, and its federal employer identification number.

SECTION 3.02 Authorization; Enforceability. The transactions contemplated hereby and by the other Loan Documents to be entered into by each Loan Party are within such Loan Party’s corporate powers and have been duly authorized by all necessary corporate, membership, partnership or other necessary action. This Agreement has been duly executed and delivered by each Loan Party that is a party hereto or thereto and constitutes, and each other Loan Document to which any Loan Party is a party, when executed and delivered by such Loan Party will constitute, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03 Governmental and Other Approvals; No Conflicts. The transactions to be entered into and contemplated by the Loan Documents (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for (i) such as have been obtained or made and are in full force and effect, (ii) filings and recordings necessary to perfect in the United States Liens created under the Loan Documents and enforce the rights of the Lenders and the Secured Parties under the Loan Documents, in each case to the extent required under the Security Documents or (iii) the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any Applicable Law (except to the extent that such violation would not reasonably be expected to result in a Material Adverse Effect) or the Charter Documents of any Loan Party, (c) do not violate or result in a default (with due notice, lapse of grace period or both) under any indenture or any other agreement, instrument or other evidence of Material Indebtedness, except to the extent that such default would not reasonably be expected to result in a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens created under the Loan Documents and other Permitted Encumbrances.

SECTION 3.04 Financial Condition. The Borrower has heretofore furnished to the Agents the Consolidated balance sheet, and statements of operations, stockholders’ equity, and cash flows for the Borrower and its Subsidiaries (i) as of and for the Fiscal Years ended May 31, 2008 and May 30, 2009, and as of the last day of the Transition Period for the Transition Period, in each case audited by Deloitte & Touche LLP, independent public accountants, and (ii) as of and for the Fiscal Quarter ending October 30, 2010, certified by a Financial Officer of the Borrower. Such financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Borrower and its Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year end audit adjustments and the absence of footnotes. Since January 30, 2010 there has been no event, change, condition or development that has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 3.05 Properties.

(a) Except as disclosed on Schedule 3.05(a), each Loan Party has title to, or valid leasehold interests in or right to use, all its real and personal property material to its business, except for defects which would not reasonably be expected to have a Material Adverse Effect.

(b) Schedule 3.05(b) sets forth with respect to each Loan Party a list of all registrations and issuances of the United States registered Intellectual Property owned by such Loan Party and all applications for the registrations or issuance thereof as of the Closing Date. To the knowledge of each Loan Party, each such registration, issuance and application is subsisting except as would not, individually or in the aggregate, have a Material Adverse Effect. To the knowledge of each Loan Party, the Intellectual Property owned by each Loan Party is valid and enforceable, and no proceeding is pending challenging the ownership, registration, validity, enforceability or use of any item of Intellectual Property except as would not, individually or in the aggregate, have a Material Adverse Effect. Each Loan Party owns or is licensed to use, all Intellectual Property used in its business, except to the extent that the failure to so own or have the right to use would not reasonably be expected to have a Material Adverse Effect, and each Loan Party’s use of Intellectual Property owned by such Loan Party does not infringe upon, misappropriate, dilute or otherwise violate the rights of any other Person, except for any such infringements, misappropriations, dilutions or other violations that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. No proceeding is pending (or to the knowledge of each Loan Party, threatened) in which any Person is alleging that a Loan Party is infringing, misappropriating, diluting, or otherwise violating the Intellectual Property rights of any Person except as would not, individually or in the aggregate, have a Material Adverse Effect.

(c) Schedule 3.05(c)(i) sets forth the address (including county) of all Real Estate that is owned by the Loan Parties as of the Closing Date. Schedule 3.05(c)(ii) sets forth the address (including county) of all Real Estate that is leased by the Loan Parties as of the Closing Date. Except as would not reasonably be expected to result in a Material Adverse Effect, to the knowledge of the Responsible Officers of the Loan Parties each of such Leases is in full force and effect and the Loan Parties are not in default of the terms thereof.

SECTION 3.06 Litigation and Environmental Matters.

(a) Except as set forth on Schedule 3.06(a), there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the actual knowledge of Responsible Officers of a Loan Party, threatened in writing against or affecting any Loan Party as to which there is a reasonable expectation of an adverse determination which, if adversely determined, would reasonably be expected individually or in the aggregate to result in a Material Adverse Effect (other than Disclosed Matters).

(b) Except as set forth on Schedule 3.06(b), no Loan Party (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received written notice of any actual or potential claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability, which, in each case, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

(c) Except as set forth on Schedule 3.06(c), to the knowledge of the Loan Parties, no Real Estate or facility owned, operated or leased by any Loan Party is listed or proposed for listing on the National Priorities List promulgated pursuant to CERCLA or similar state “Superfund” list except to the extent that such filings, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(d) Except as set forth on Schedule 3.06(d) as of the Closing Date, no Lien has been recorded or, to the knowledge of any Loan Party, threatened under any Environmental Law with respect to any Real Estate of the Loan Parties.

(e) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not require any notification, registration, filing, reporting, disclosure, investigation, remediation or cleanup pursuant to any Governmental Real Property Disclosure Requirements or any other applicable Environmental Law, except for any requirement the noncompliance with which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(f) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or would reasonably be expected to result in, a Material Adverse Effect.

SECTION 3.07 Compliance with Laws and Agreements. Each Loan Party is in compliance with all Applicable Law and all Material Indebtedness, and no event of default has occurred and is continuing thereunder, except in each case where the failure to comply or the existence of a default, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Without limiting the generality of the foregoing, each Loan Party has obtained all permits, licenses and other authorizations which are required with respect to the ownership and operations of its business, except where the failure to obtain such permits, licenses or other authorizations, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Each Loan Party in compliance with all terms and conditions of all such permits, licenses, orders and authorizations, except where the failure to comply with such terms or conditions, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.08 Investment and Holding Company Status. No Loan Party is an “investment company” as defined in, and subject to regulation under, the Investment Company Act of 1940, as amended.

SECTION 3.09 Taxes. Each Loan Party has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings, for which such Loan Party has set aside on its books adequate reserves in accordance with GAAP, and as to which no Lien has arisen or (b) to the extent that the failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10 ERISA. The Loan Parties and their ERISA Affiliates are in compliance with the applicable provisions of ERISA and the Code with respect to each Plan except as would not reasonably be expected to result in a Material Adverse Effect. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service and nothing has occurred subsequent to the issuance of such determination letter which would cause such Plan to lose its qualified status. Since the Closing Date, no ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect, except as set forth on Schedule 3.10. The present value of all accumulated benefit obligations under each Plan subject to ERISA (based on the assumptions used for purposes of the most recent actuarial report prepared by such Plan’s actuaries) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan by an amount that would reasonably be expected to result in a Material Adverse Effect.

SECTION 3.11 Disclosure. None of the reports, financial statements, certificates or other information (other than any projections, pro formas, budgets and general market information) concerning the Loan Parties furnished by or on at the direction of any Loan Party to any Credit Party in connection with the negotiation of this

Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished), when taken as a whole, contains, as of the date furnished, any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading in light of the circumstances under which such statements were made.

SECTION 3.12 Subsidiaries.

(a) Schedule 3.12 sets forth the name of, and the ownership interest of each Loan Party in, each Subsidiary as of the Closing Date; there is no other Capital Stock of any class outstanding as of the Closing Date. To the knowledge of the Loan Parties, all such shares of Capital Stock as of the Closing Date are validly issued, fully paid, and, with respect to corporate shares, nonassessable.

(b) No Loan Party is party to any joint venture or similar agreement as of the Closing Date.

SECTION 3.13 Insurance. Schedule 3.13 sets forth a description of all business interruption, general liability, directors and officers liability, comprehensive, casualty and other insurance maintained by or on behalf of the Loan Parties as of the Closing Date. Each insurance policy listed on Schedule 3.13 is in full force and effect as of the Closing Date and all premiums in respect thereof that are due and payable as of the Closing Date have been paid and such insurance is in such amounts and covering such risks and liabilities (and with such deductibles, retentions and exclusions) as are in accordance with normal and prudent industry practice. As of the Closing Date, none of BCF Holdings or any of its Subsidiaries (a) has received notice from any insurer (or any agent thereof) that substantial capital improvements or other substantial expenditures will have to be made in order to continue such insurance or (b) has any reason to believe that it will not be able to renew its existing coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a substantially similar cost.

SECTION 3.14 Labor Matters. As of the Closing Date, there are no strikes, lockouts or slowdowns against any Loan Party pending or, to the actual knowledge of any Responsible Officer of any Loan Party, threatened, except to the extent that strikes, lockouts or slowdowns would not reasonably be expected to result in a Material Adverse Affect. The hours worked by and payments made to employees of the Loan Parties have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters to the extent that any such violation could reasonably be expected to have a Material Adverse Effect. Except for Disclosed Matters and to the extent that such liability would not reasonably be expected to have a Material Adverse Effect, all payments due from any Loan Party, or for which any claim may be made against any Loan Party, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued in accordance with GAAP as a liability on the books of such Loan Party. Except as set forth on Schedule 3.14, as of the Closing Date no Loan Party is a party to or bound by any material collective bargaining agreement, bonus, restricted stock, stock option, or stock appreciation plan or agreement or any similar plan, agreement or arrangement. As of the Closing Date, the consummation of the transactions contemplated by the Loan Documents will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Loan Party is bound to the extent that such would be reasonably expected to result in a Material Adverse Effect.

SECTION 3.15 Security Documents. The Security Documents create in favor of the Collateral Agent, for the benefit of the Collateral Agent and the other Secured Parties, a legal, valid and enforceable security or mortgage interests in the Collateral (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law), and the Security Documents constitute, or will upon the filing of financing statements or other instruments within the time periods prescribed under Applicable Law and/or the obtaining of “control,” in each case with respect to the relevant Collateral as required under the applicable Uniform Commercial Code or similar legislation of any jurisdiction, to the extent security interests in such Collateral can be perfected by such filings or control, the creation of a fully perfected and enforceable first priority Lien on, and security interest in, all right, title and interest of the Loan Parties thereunder in such Collateral (to the extent required under the Security Documents), in each case prior and superior in right to any other Person, except for Permitted Encumbrances (x) having priority by operation of Applicable Law on all Term Priority Collateral, (y) in favor of the agent under the ABL Facility on any Revolver Priority Collateral or (z) Qualifying Secured Debt ranking pari passu with the Liens securing the Obligations.

SECTION 3.16 Federal Reserve Regulations.

No Loan Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock. As of the Closing Date, no Loan Party owns any Margin Stock.

No part of the proceeds of any Term Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to buy or carry Margin Stock or to extend credit to others for the purpose of buying or carrying Margin Stock or to refund indebtedness originally incurred for such purpose in violation of Regulation U or X or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or Regulation X.

SECTION 3.17 Solvency. The Loan Parties, on a Consolidated basis, are Solvent (and, on the Closing Date will be Solvent immediately after giving effect to the Transactions). No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the Transactions, this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Loan Party.

ARTICLE IV

Conditions

SECTION 4.01 Closing Date. The obligation of the Lenders to make Term B Loans on the Closing Date is subject to the satisfaction or waiver of each of the following conditions precedent:

(a) The Agents (or their counsel) shall have received from each party thereto either (i) a counterpart of this Agreement and the Security Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Agents (which may include telecopy transmission or electronic pdf copy of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and the Security Agreement Loan Documents.

(b) The Agents and the Arrangers shall have received a written opinion (addressed to each Agent, the Arrangers and the Lenders and dated the Closing Date) of Kirkland & Ellis LLP, special counsel for the Loan Parties, and Martinez Odell & Calabria, special Puerto Rican counsel to the Loan Parties, covering such matters relating to the Loan Parties, the Loan Documents or the transactions contemplated thereby as the Agents shall reasonably request. The Loan Parties hereby request such counsel to deliver such opinions.

(c) The Agents shall have received Charter Documents and such other documents and certificates as the Agents or their counsel may reasonably request relating to the organization and existence of each Loan Party and the authorization of the transactions contemplated by the Loan Documents thereby in form and substance reasonably satisfactory to the Agents, the Arrangers and their counsel.

(d) The Administrative Agent shall have received a notice with respect to such Borrowing as required by Article II.

(e) The Agents and the Arrangers shall have received a certificate, reasonably satisfactory in form and substance to the Agents and the Arrangers, certifying that, as of the Closing Date immediately prior to and immediately following the Dividend Payment, no Default or Event of Default exists and the Loan Parties, taken as a whole, are Solvent and that immediately after the Transactions, no Default or Event of Default will exist and the Loan Parties, taken as a whole, will be Solvent.

(f) The representations and warranties set forth in Article III are true and correct in all material respects.

(g) The Collateral Agent shall have received results of searches or other evidence reasonably satisfactory to the Collateral Agent (in each case dated as of a date reasonably satisfactory to the Collateral Agent) indicating the absence of Liens on the assets of the Loan Parties, except for Permitted Encumbrances and Liens for which termination statements and releases or subordination agreements are being tendered on the Closing Date.

(h) The Agents shall be reasonably satisfied that all fees due at or immediately after the Closing Date and all Credit Party Expenses incurred by in connection with the establishment of the credit facility contemplated hereby (including the reasonable fees and expenses of counsel to the Agents), shall be paid in full from the proceeds of the initial borrowing hereunder.

(i) The Borrower and/or their Affiliates shall have received the proceeds from the Senior Notes, which Senior Notes shall be consistent with the terms set forth in the Offering Memorandum for the Senior Notes dated February 17, 2011.

(j) The Collateral Agent shall have received (i) fully executed copies of the Security Agreement, the Pledge Agreement, short-form security agreements in appropriate form for filing with the United States Patent and Trademark Office and United States Copyright Office with respect to the Collateral consisting of United States registered patents, trademarks and copyrights, (ii) UCC-1 financing statements appropriately completed and naming the Collateral Agent as secured party and each Loan Party as debtor in appropriate form for filing with the applicable filing office in the jurisdiction of organization of each Loan Party and (iii) all certificates of stock of the Loan Parties and their Subsidiaries constituting Collateral together with appropriate stock powers or other instruments of transfer .

(k) There shall have been delivered to the Agents and the Arrangers all documentation and other information requested by them that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Act (as defined in Section 9.16 below).

(l) To the extent not otherwise set forth in this SECTION 4.01, there shall have been delivered to the Agents and the Arrangers each of the instruments, agreements, opinions, certificates and other documents identified on the closing agenda attached hereto as Exhibit F.

ARTICLE V

Affirmative Covenants

Until (i) the Commitments have expired or been terminated and (ii) the principal of and interest on the Term Loans and all fees and other Obligations (other than contingent indemnity obligations with respect to then unasserted claims) shall have been paid in full, each Loan Party covenants and agrees with the Credit Parties that:

SECTION 5.01 Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent:

(a) Within ninety (90) days after the end of each Fiscal Year of BCF Holdings commencing with the Fiscal Year ending January 29, 2011, the Consolidated balance sheet and related statements of operations, and Consolidated statements of cash flows as of the end of and for such year for BCF Holdings and its Subsidiaries, setting forth in comparative form, the Consolidated figures for the previous Fiscal Year and the figures as set forth in the projections delivered pursuant to SECTION 5.01(e), all audited and reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without a qualification or exception as to the scope of such audit), except for the aforementioned projections, to the effect that such Consolidated financial statements present fairly in all material respects the financial condition and results of operations of the applicable Loan Parties and their Subsidiaries on a Consolidated basis in accordance with GAAP;

(b) Within forty-five (45) days after the end of each Fiscal Quarter of BCF Holdings commencing with the Fiscal Quarter ending April 30, 2011, excluding the last Fiscal Quarter of each Fiscal Year of BCF Holdings, the Consolidated balance sheet and related statements of operations, and Consolidated statements of cash flows for BCF Holdings and its Subsidiaries as of the end of and for such Fiscal Quarter and the elapsed portion of the Fiscal Year, setting forth in each case, in comparative form the Consolidated figures for the previous Fiscal Year and the figures as set forth in the projections delivered pursuant to SECTION 5.01(e), all such Consolidated figures certified by one of the Borrower’s Financial Officers as fairly presenting in all material respects the financial condition and results of operations of the Loan Parties and their Subsidiaries on a Consolidated basis in accordance with GAAP, subject to year end audit adjustments and the absence of footnotes;

(c) Within thirty (30) days after the end of each Fiscal Month of BCF Holdings and its Subsidiaries commencing with the Fiscal Month ending February 26, (i) internally prepared monthly operating financial reports for BCF Holdings and its Subsidiaries, as of the end of and for such Fiscal Month and the elapsed portion of the Fiscal Year, all certified by one of the Borrower’s Financial Officers as, to such officer’s knowledge, presenting in all material respects the financial condition and results of operations of the Loan Parties and their Subsidiaries on a Consolidated basis, and (ii) such reports as are prepared by the Loan Parties’ management for their own use, including the Consolidated balance sheet and related statements of operations, and Consolidated statements of cash flows for BCF Holdings and its Subsidiaries, as of the end of and for such Fiscal Month and the elapsed portion of the Fiscal Year, setting forth in each case, in comparative form the Consolidated figures for the previous Fiscal Year and the figures as set forth in the projections delivered pursuant to SECTION 5.01(e), all certified by one of the Borrower’s Financial Officers as fairly presenting in all material respects the financial condition and results of operations of the Loan Parties and their Subsidiaries on a Consolidated basis in accordance with GAAP, subject to normal year end audit adjustments and the absence of footnotes;

(d) Concurrently with any delivery of financial statements under clause (a) or clause (b) above, a certificate of a Financial Officer of the Borrower in the form of Exhibit E hereto (a “Compliance Certificate”) (i) certifying as to whether a Default or Event of Default has occurred and, if a Default or Event of Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations with respect to the Excess Cash Flow (in the case of any delivery of financial statements under clause (a) above for any Fiscal Year ending after the Closing Date), Consolidated Leverage Ratio and Consolidated Interest Coverage Ratio, in each case, for such period, (iii) detailing all Store openings and Store closings during the immediately preceding fiscal period and stating the aggregate number of the Loan Parties’ and their Subsidiaries’ Stores as of the first day of the current fiscal period, (iv) setting forth the Cure Amount, if any, exercised in the immediately preceding fiscal period and (v) stating whether any change in GAAP or in the application thereof has occurred since the date of BCF Holdings’ most recent audited financial statements and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such Compliance Certificate;

(e) Within sixty (60) days after the commencement of each Fiscal Year of the Loan Parties, commencing with the Fiscal Year ending January 28, 2012, a detailed, Consolidated budget by month for the applicable Fiscal Year for BCF Holdings and its Subsidiaries and including a projected Consolidated income statement, balance sheet, and statement of cash flow, by month, and promptly when available, any revisions to such budget resulting from any Permitted Acquisition, Permitted Disposition or other transaction, the effect of which would reasonably be expected to change the projected Consolidated EBITDA of the Loan Parties in the subsequent Fiscal Year by 20% or more;

(f) Reserved;

(g) Promptly after the same become publicly available, copies of (i) all material periodic and other reports, proxy statements and other materials filed by any Loan Party with the SEC, and (ii) SEC Forms 10-K and 10-Q for BCF Holdings (for so long as BCF Holdings is subject to the reporting requirements under the Securities Exchange Act of 1934, as amended);

(h) Promptly upon receipt thereof, copies of all material reports submitted to any Loan Party by independent certified public accountants in connection with each annual or special audit of the books of the Loan Parties or any of their Subsidiaries made by such accountants, including any management letter commenting on the Loan Parties’ internal controls submitted by such accountants to management in connection with their annual audit;

(i) Reserved;

(j) A detailed summary of the Net Proceeds received from any Prepayment Event resulting in Net Proceeds in excess of $5,000,000 within five (5) Business Days after receipt of such Net Proceeds other than from sales of Inventory in the ordinary course of business;

(k) Reserved;

(l) Promptly following any reasonable request therefor, such other information regarding the operations, business affairs and financial condition of any Loan Party as the Agents may reasonably request (other than information which is subject to an attorney-client privilege or would result in a breach of a confidentiality obligation of the Loan Parties to any other Person); and

(m) Not later than any date on which financial statements are delivered with respect to any period in which any Pro Forma Adjustment is made as a result of the consummation of an acquisition of an Acquired Entity, a disposition of an entity or business or a shut-down of any discontinued operations, as the case may be, for which there shall be any Pro Forma Adjustments, a certificate of one of the Borrower’s Responsible Officers setting forth the amount of such Pro Forma Adjustments and, in reasonable detail, the calculations and basis therefor.

Documents required to be delivered pursuant to this SECTION 5.01 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which such documents are posted on the Borrower’s behalf on IntraLinks/IntraAgency or another relevant website (the “Informational Website”), if any, to which each Lender and the Administrative Agent have unrestricted access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that (A) the accommodation provided by the foregoing sentence shall not impair the right of the Administrative Agent, or any Lender through the Administrative Agent, to request and receive from the Borrower physical delivery of specific financial information provided for in this SECTION 5.01 and (B) the Borrower shall give the Administrative Agent and each Lender (or if applicable, the Administrative Agent shall give each Lender) written or electronic notice each time any information is delivered by posting to the Informational Website. The Credit Parties shall have no liability to any Loan Party or any Credit Party associated with establishing and maintaining the security and confidentiality of the Informational Website and the information posted thereto.

SECTION 5.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent prompt written notice of the occurrence of any of the following after any Responsible Officer of the Borrower obtains knowledge thereof:

(a) A Default or Event of Default, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto;

(b) The filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Loan Party or any Subsidiary of the Borrower that, if adversely determined, would reasonably be expected to result in a Material Adverse Effect;

(c) The occurrence of an ERISA Event that, alone or together with any other ERISA Events that have occurred, would reasonably be expected to result in a liability to BCF Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates in excess of $25,000,000 or would reasonably be expected to result in a Material Adverse Effect;

(d) Any development that results in a Material Adverse Effect;

(e) Any change in any Loan Party’s chief executive officer or chief financial officer;

(f) Any material change in any Loan Party’s financial reporting practices;

(g) Any strikes, lockouts or slowdowns against any Loan Party which would reasonably be expected to result in a Material Adverse Effect;

(h) The filing of any Lien for unpaid Taxes against any Loan Party in excess of $5,000,000;

(i) The discharge by any Loan Party of its present independent accountants or any withdrawal or resignation by such independent accountants; and

(j) Any casualty or other insured damage to any portion of the Term Priority Collateral in excess of $5,000,000, or the commencement of any action or proceeding for the taking of any interest in a portion of the Term Priority Collateral in excess of $5,000,000 or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and, if applicable, any action taken or proposed to be taken with respect thereto.

SECTION 5.03 Information Regarding Collateral. The Borrower will furnish to the Agents prompt written notice of any change in: (a) any Loan Party’s name; (b) the location of any Loan Party’s chief executive office or its principal place of business; (c) any Loan Party’s organizational structure or jurisdiction of incorporation or formation; or (d) any Loan Party’s Federal Taxpayer Identification Number or organizational identification number assigned to it by its state of organization. The Loan Parties agree not to effect or permit any change referred to in the preceding sentence unless all filings, publications and registrations, have been made (or will be made in a timely fashion) under the Uniform Commercial Code or other Applicable Law that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest to the extent required under the Security Documents (subject only to Permitted Encumbrances having priority by operation of Applicable Law and Liens permitted to be pari passu to the Liens of the Collateral Agent pursuant to the Pari Passu Intercreditor Agreement) in all the Collateral for its own benefit and the benefit of the other Secured Parties.

SECTION 5.04 Existence; Conduct of Business. Each Loan Party will do all things necessary to comply with its Charter Documents in all material respects, and to obtain, preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect; provided, however, that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under SECTION 6.03 or SECTION 6.05.

SECTION 5.05 Payment of Obligations. Each Loan Party will pay its Taxes before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings and such Loan Party or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (b) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation, or (c) the failure to make payment, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.06 Maintenance of Properties. Each Loan Party will keep and maintain all tangible property material to the conduct of its business in substantially the same condition as of the Closing Date (ordinary wear and tear, casualty loss and condemnation excepted), except (a) where the failure to do so would not reasonably be expected to result in a Material Adverse Effect and (b) for Store closings and Permitted Dispositions permitted hereunder. Each Loan Party will use commercially reasonable efforts to prosecute, maintain, and enforce the Intellectual Property, except to the extent such Intellectual Property is no longer used or deemed by such Loan Party in its reasonable business judgment to be useful in the conduct of the business of the Loan Parties.

SECTION 5.07 Insurance.

(a) Each Loan Party shall (i) maintain insurance with financially sound and reputable insurers (or, to the extent consistent with business practices in effect on the Closing Date, a program of self-insurance) on such of its property and in at least such amounts and against at least such risks as is consistent with business practices in effect on the Closing Date or as otherwise determined by the Responsible Officers of the Loan Parties acting reasonably in their business judgment, including public liability insurance against claims for personal injury or death occurring upon, in or about or in connection with the use of any properties owned, occupied or controlled by it (including the insurance required pursuant to the Security Documents); (ii) maintain such other insurance as may be required by law; and (iii) furnish to the Agents, upon written request, full information as to the insurance carried.

(b) Fire and extended coverage policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a lenders’ loss payable clause (regarding personal property), in form and substance reasonably satisfactory to the Agents, which endorsements or amendments shall provide that the insurer shall pay all proceeds otherwise payable to the Loan Parties under the policies directly to the Administrative Agent, (ii) a provision to the effect that none of the Loan Parties, Credit Parties (in their capacity as such) or any other Affiliate of a Loan Party shall be a co-insurer (the foregoing not being deemed to limit the amount of self-insured retention or deductibles under such policies, which self-insured retention or deductibles shall be consistent with business practices in effect on the Closing Date or as otherwise determined by the Responsible Officers of the Loan Parties acting reasonably in their business judgment), and (iii) such other provisions as the Administrative Agent may reasonably request from time to time to protect the interests of the Credit Parties. Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured. Business interruption policies shall name the Collateral Agent as a loss payee and shall be endorsed or amended to include (i) a provision that after the occurrence and during the continuance of a Specified Default and notice from the Collateral Agent to the insurer, the insurer shall pay all proceeds of such business interruption policies otherwise payable to the Loan Parties under the policies directly to the Collateral Agent and (ii) such other provisions to the endorsement as the Administrative Agent may reasonably request from time to time to protect the interests of the Credit Parties. Each such casualty or liability policy referred to in this SECTION 5.07(b) shall also provide that it shall not be canceled, modified in any manner that would cause this SECTION 5.07 to be violated, or not renewed (i) by reason of nonpayment of premium except upon not less than thirty (30) days’ prior written notice thereof by the insurer to the Administrative Agent (giving the Administrative Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than thirty (30) days’ prior written notice thereof by the insurer to the Administrative Agent. The Borrower shall deliver to the Administrative Agent, prior to the cancellation, modification or non-renewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent, including an insurance binder) together with evidence satisfactory to the Administrative Agent of payment of the premium therefor.

(c) If any portion of any Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then the Borrower shall, or shall cause each Loan Party to (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Administrative Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent.

(d) The Agents acknowledge that the insurance policies described on Schedule 3.13 are satisfactory to them as of the Closing Date and are in compliance with the provisions of this SECTION 5.07.

SECTION 5.08 Books and Records; Inspection and Audit Rights; Appraisals; Accountants.

(a) Each Loan Party will keep proper books of record and account in accordance with GAAP and in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each Loan Party will permit any representatives designated by any Agent, upon reasonable prior notice, to visit and inspect its properties, to discuss its affairs, finances and condition with its officers and to examine and make extracts from its books and records, all at such reasonable times and as often as reasonably requested.

(b) At its election, upon its reasonable belief that any Loan Party has breached any representation, warranty or covenant herein relating to environmental matters in any material respect, or in connection with the enforcement of remedies against any Real Estate after the occurrence and during the continuance of an Event of Default, the Collateral Agent or any Lender may, at its own cost and expense, retain an independent engineer or environmental consultant to conduct an environmental assessment (but, prior to the occurrence of any such Event of Default, only with respect to the subject matter of such breach, including, as relevant to such breach, of the condition of any Real Estate or facility of any Loan Party) and/or such Loan Party’s compliance with Environmental Law. Each Loan Party shall cooperate in the performance of any such environmental assessment and permit any such engineer or consultant designated by the Collateral Agent or such Lender to have full access to each property or facility at reasonable times and after reasonable notice to the Borrower of the plans to conduct such an environmental assessment. Environmental assessments conducted under this paragraph shall be limited to visual inspections of the Real Estate or facility, interviews with representatives of the Loan Parties or facility personnel, and review of applicable records and documents pertaining to the condition of the property or facility, its compliance with Environmental Law and any potential Environmental Liabilities, in each case prior to the occurrence and during the continuance of an Event of Default, to the extent relevant to the subject matter of such breach. All environmental assessments conducted pursuant to this paragraph shall be at the Loan Parties’ sole cost and expense.

SECTION 5.09 Reserved.

SECTION 5.10 Compliance with Laws. Each Loan Party will comply with all Applicable Laws and the orders of any Governmental Authority except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, each Loan Party shall: (a) conduct its operations and keep and maintain its Real Estate in compliance with all Environmental Laws; and (b) implement any and all investigation, remediation, removal and response actions that are appropriate or necessary to materially comply with Environmental Laws pertaining to the presence, generation, treatment, storage, use, disposal, transportation or Release of any Hazardous Materials on, at, in, under, above, to, from or about any of its Real Estate. The Loan Parties shall notify the Administrative Agent promptly after such Person becomes aware of any violation of or non-compliance with any Environmental Laws or any Release on, at, in, under, above, to, from or about any Real Estate that is reasonably likely to result in Environmental Liabilities in excess of $1,000,000 individually or in the aggregate; and (d) promptly forward to Administrative Agent a copy of any order, notice, request for information or any communication or report received by such Person in connection with any such violation or Release or any other matter that could reasonably be expected to result in Environmental Liabilities in excess of $1,000,000 individually or in the aggregate in each case whether or not any Governmental Authority has taken or threatened any action in connection with any such violation, Release or other matter.

SECTION 5.11 Use of Proceeds. The proceeds of the Term B Loans made hereunder will be used only to finance a portion of the Transactions. The proceeds of Incremental Term Loans shall be used for general corporate purposes (except for Refinancing Term Loans, the proceeds of which shall be applied pursuant to SECTION 2.17). No part of the proceeds of any Term Loans will be used, whether directly or indirectly, for any purpose that entails a violation of any of the regulations of the Board, including Regulations U and X. The proceeds of the Additional Term B-1 Loans will be used on the Amendment No. 1 Effective Date to prepay the Non-Converted Term B Loans.

SECTION 5.12 Additional Subsidiaries. If any Loan Party shall form or acquire a Subsidiary that is not an Immaterial Subsidiary, a Foreign Subsidiary or a Subsidiary in which substantially all of its assets consist of the Capital Stock of one or more Foreign Subsidiaries after the Closing Date, the Borrower will notify the Agents thereof and will cause such Subsidiary to become a Loan Party hereunder and under each applicable Security Document in the manner provided therein within ten (10) Business Days after such Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on such Subsidiary’s assets to secure the Obligations as the Agents shall reasonably request. If any shares of Capital Stock or Indebtedness of such Subsidiary are owned by or on behalf of any Loan Party, the Borrower will cause such shares and promissory notes evidencing such Indebtedness to be pledged to secure the Obligations within ten (10) Business Days after such Subsidiary is formed or acquired (except that, if such Subsidiary is a Foreign Subsidiary or a Subsidiary in which substantially all of its assets consist of the Capital Stock of one or more Foreign Subsidiaries, shares of Capital Stock of such Subsidiary to be pledged may be limited to 65% of the outstanding shares of Capital Stock of such Subsidiary).

SECTION 5.13 Further Assurances. Each Loan Party will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any Applicable Law, or which any Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect in the United States the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties, and in each case to the extent required under the Security Documents.

SECTION 5.14 Post Closing Covenants. The Loan Parties shall comply with the terms and conditions set forth on Schedule 5.14.

ARTICLE VI

Negative Covenants

Until (i) the Commitments have expired or been terminated and (ii) the principal of and interest on each Term Loan and all fees and other Obligations (other than contingent indemnity obligations with respect to then unasserted claims) shall have been paid in full, each Loan Party covenants and agrees with the Credit Parties that:

SECTION 6.01 Indebtedness and Other Obligations. No Loan Party will, nor will it permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except Permitted Indebtedness.

SECTION 6.02 Liens. No Loan Party will, nor will it permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, except Permitted Encumbrances.

SECTION 6.03 Fundamental Changes.

(a) No Loan Party will, nor will it permit any of its Subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing or would arise therefrom, (i) any Subsidiary may liquidate, dissolve, consolidate, or merge into a Loan Party in a transaction in which a Loan Party is the surviving corporation, (ii) any Subsidiary that is not a Loan Party may liquidate, dissolve, consolidate, or merge into any Subsidiary that is not a Loan Party, (iii) any Loan Party may merge with or into any other Loan Party, (iv) the Loan Parties and its Subsidiaries may dispose of Capital Stock of their respective Subsidiaries in a transaction permitted by SECTION 6.05, and (v) Permitted Acquisitions and transactions permitted pursuant to SECTION 6.05 may be consummated in the form of a merger or consolidation, as long as, in the event of a Permitted Acquisition, a Loan Party is the surviving Person, provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by SECTION 6.04.

(b) No Loan Party will engage, to any material extent, in any business other than businesses of the type conducted by such Loan Party on the date of execution of this Agreement and businesses reasonably related thereto and those supportive, complementary or ancillary thereto.

SECTION 6.04 Investments, Guarantees and Acquisitions. No Loan Party will, nor will it permit any of its Subsidiaries to, make or permit to exist any Investment, except Permitted Investments.

SECTION 6.05 Asset Sales. No Loan Party will, nor will it permit any of its Subsidiaries to, sell, transfer, lease (as lessor), license (as licensor), abandon or otherwise voluntarily dispose of any asset, including any Capital Stock of another Person, except sales of Inventory and the use of cash or cash equivalents in the ordinary course of business, transactions permitted by SECTION 6.03 and Permitted Dispositions and the making of Permitted Investments (to the extent such Investment would involve a sale, transfer or disposition of any assets).

SECTION 6.06 Restricted Payments; Certain Payments of Indebtedness.

(a) No Loan Party will, nor will it permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that:

(i) Any Loan Party or any Subsidiary of a Loan Party may declare and pay cash dividends or make other distributions of property to a Loan Party, provided that any such Restricted Payments made to BCF Holdings or Parent under this clause (i) shall be used (w) to pay general corporate and overhead expenses incurred by BCF Holdings or Parent in the ordinary course of business, or the amount of any indemnification claims made by any director or officer of BCF Holdings or Parent, (x) to pay franchise taxes and other fees, taxes and expenses required to maintain the corporate existence of BCF Holdings or Parent, (y) to pay taxes that are due and payable by BCF Holdings as the parent of a consolidated group that includes

Parent and its Subsidiaries or (z) to make other payments that BCF Holdings and Parent are not otherwise prohibited from making pursuant to this Agreement;

(ii) The Loan Parties and their Subsidiaries may make Restricted Payments for the purpose of paying amounts owing under the Advisory Agreement, to the extent permitted under SECTION 6.07;

(iii) The Loan Parties and their Subsidiaries may make Restricted Payments consisting of Permitted Dispositions of the type described, and subject to the limitations contained, in the definition thereof;

(iv) The Loan Parties and their Subsidiaries may make Restricted Payments constituting repurchases of equity interests in BCF Holdings or any Subsidiary (or distributions to BCF Holdings for such purpose) in connection with the exercise of stock options or warrants if such equity interests represent a portion of the exercise price of such option or warrants, provided that Restricted Payments made pursuant to this clause (iv) shall not exceed $5,000,000 in any Fiscal Year of BCF Holdings;

(v) in addition to the foregoing Restricted Payments, the Borrower may declare, pay and/or make the Dividend Payment; and

(vi) so long as (x) no Default or Event of Default has occurred and is continuing, (y) on a Pro Forma Basis, the Borrower would be in compliance with each of the Financial Performance Covenants for the most recently ended Fiscal Quarter for which financial statements have been or are then required to have been delivered and (z) the Consolidated Leverage Ratio as of the last day of the most recently ended Fiscal Quarter for which financial statements have been or are then required to have been delivered would be less than or equal to 3.5 to 1.0, any Loan Party or any Subsidiary may make any Restricted Payment.

(b) No Loan Party will, nor will it permit any of its Subsidiaries to, make or agree to pay or make any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Specified Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Specified Indebtedness, except:

(i) payments in Capital Stock (so long as no Change of Control would result therefrom) and payments of interest in-kind of the Loan Parties and their Subsidiaries;

(ii) payments of regularly scheduled interest in respect of any Subordinated Indebtedness (subject to applicable subordination provisions relating thereto);

(iii) payments of principal (including mandatory prepayments) and interest as and when due in respect of any Specified Indebtedness (other than Subordinated Indebtedness);

(iv) prepayment in whole or in part of Specified Indebtedness from any refinancing of such Specified Indebtedness with the proceeds of (x) any equity securities (other than Permitted Cure Securities) issued or capital contributions received by any Loan Party or any Subsidiary for the purpose of making such payment or prepayment and/or (y) other Indebtedness not prohibited hereunder;

(v) so long as no Default or Event of Default has occurred and is continuing, any Loan Party and any of its Subsidiaries may make payments in respect of Specified Indebtedness from the portion of the Available Amount such Loan Party or such Subsidiary elects to apply pursuant to this clause (v); and

(vi) refinancings of Specified Indebtedness to the extent permitted under this Agreement.

SECTION 6.07 Transactions with Affiliates. No Loan Party will, nor will it permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business that are at prices and on terms and conditions, taken as a whole, not less favorable to such Loan Party or Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Loan Parties and their Subsidiaries not otherwise prohibited hereunder, (c) payments due pursuant to the Advisory Agreement on account of Advisory Fees consisting of payments (but not prepayments) on account of annual advisory fees provided that such payments may not be made if an Event of Default under SECTIONS 7.01(a), 7.01(b), 7.01(h) or 7.01(i) has occurred and is continuing or would arise therefrom, provided further that such fees not paid shall accrue and be paid when the applicable Event of Default has been cured or waived and no additional Event of Default of this type has occurred and is continuing or would arise as a result of such payment, and (iii) transaction fees, provided that such payments in excess of $1,000,000 may not be made if a Specified Default exists or would arise therefrom, provided further that such fees in excess of $1,000,000 not paid shall accrue and be paid when the applicable Specified Default has been cured or waived and no additional Specified Default has occurred and is continuing or would arise as a result of such payment, (d) payments of indemnities and reasonable expense reimbursements under the Advisory Agreement, (e) as set forth on Schedule 6.07, (f) payment of reasonable compensation to officers and employees for services actually rendered to any such Loan Party or any of its Subsidiaries, (g) payment of director’s fees, expenses and indemnities, (h) stock option, stock incentive, equity, bonus and other compensation plans of the Loan Parties and their Subsidiaries, (i) employment contracts with officers and management of the Loan Parties and their Subsidiaries, (j) Restricted Payments to the extent specifically permitted under this Agreement, (k) advances and loans to officers and employees of the Loan Parties and their Subsidiaries to the extent specifically permitted under this Agreement, (l) Investments consisting of notes from officers, directors and employees to purchase equity interests to the extent specifically permitted under this Agreement, (m) payments pursuant to the tax sharing agreements among the Loan Parties and their Subsidiaries to the extent attributable to the ownership or operations of BCF Holdings and its Subsidiaries and to the extent permitted under Section 6.06(a)(i) and (n) other transactions with Affiliates specifically permitted under this Agreement (including, without limitation, sale/leaseback transactions, Permitted Dispositions, Restricted Payments, Permitted Investments and Indebtedness).

SECTION 6.08 Restrictive Agreements. No Loan Party will, nor will it permit any of its Subsidiaries to, directly or indirectly enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any Loan Party to create, incur or permit to exist any Lien upon any of its property or assets in favor of the Collateral Agent or (b) the ability of any Subsidiary thereof to pay dividends or other distributions with respect to any shares of its Capital Stock to such Loan Party or to make or repay loans or advances to a Loan Party or to guarantee Indebtedness of the Loan Parties, provided that (i) the foregoing shall not apply to restrictions and conditions imposed by Applicable Law, by any Loan Document, by any documents in existence on the Closing Date or under any documents relating to joint ventures of any Loan Party to the extent that such joint ventures are not prohibited hereunder, (ii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of assets or equity permitted hereunder by a Loan Party or a Subsidiary pending such sale, provided such restrictions and conditions apply only to the assets of the Loan Party or Subsidiary that are to be sold and such sale is permitted hereunder, (iii) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (iv) clause (a) of the foregoing shall not apply to customary provisions in contracts or leases restricting the assignment or subleasing or sublicensing thereof, (v) the foregoing shall not apply to any agreement related to Indebtedness under the Senior Notes or the ABL Facility, (vi) clause (a) of the foregoing shall not apply to licenses or contracts which by the terms of such licenses and contracts prohibit the granting of Liens on the rights contained therein, (vii) the foregoing shall not apply to any restrictions in existence prior to the time any such Person became a Subsidiary and not created in contemplation of any such acquisition, and (viii) the foregoing shall not apply to any restrictions in Qualifying Unsecured Debt and Qualifying Secured Debt so long as such restrictions are not materially more onerous, taken as a whole, to the Borrower and its Subsidiaries than the terms of this Agreement.

SECTION 6.09 Amendment of Material Documents. No Loan Party will amend, modify or waive any of its rights under (a) its Charter Documents, (b) the nature of the obligations under any guaranty of recourse obligations, (c) the Advisory Agreement, or (d) any Material Indebtedness, in each case to the extent that such amendment, modification or waiver would reasonably likely have a Material Adverse Effect.

SECTION 6.10 Financial Performance Covenants.

(a) Consolidated Leverage Ratio. The Borrower shall not permit the Consolidated Leverage Ratio on the last day of any Fiscal Quarter set forth below to be greater than the ratio set forth opposite such Fiscal Quarter below:

Fiscal Quarter	Ratio

Fiscal Quarter ending on April 30, 2011	6.75:1.00
Fiscal Quarter ending on July 30, 2011	6.75:1.00
Fiscal Quarter ending on October 29, 2011	6.75:1.00
Fiscal Quarter ending on January 28, 2012	6.75:1.00

Fiscal Quarter ending on April 28, 2012	6.75:1.00
Fiscal Quarter ending on July 28, 2012	6.75:1.00
Fiscal Quarter ending on October 27, 2012	6.75:1.00
Fiscal Quarter ending on February 2, 2013	6.25:1.00

Fiscal Quarter ending on May 4, 2013	6.25:1.00
Fiscal Quarter ending on August 3, 2013	6.25:1.00
Fiscal Quarter ending on November 2, 2013	6.25:1.00
Fiscal Quarter ending on February 1, 2014	5.50:1.00

Fiscal Quarter ending on May 3, 2014	5.50:1.00
Fiscal Quarter ending on August 2, 2014	5.50:1.00
Fiscal Quarter ending on November 1, 2014	5.50:1.00
Fiscal Quarter ending on January 31, 2015	5.00:1.00

Fiscal Quarter ending on May 2, 2015	5.00:1.00
Fiscal Quarter ending on August 1, 2015	5.00:1.00
Fiscal Quarter ending on October 31, 2015	5.00:1.00
Fiscal Quarter ending on January 30, 2016	4.75:1.00

Fiscal Quarter ending on April 30, 2016	4.75:1.00
Fiscal Quarter ending on July 30, 2016	4.75:1.00
Fiscal Quarter ending on October 29, 2016	4.75:1.00
Fiscal Quarter ending on January 28, 2017	4.75:1.00

(b) Consolidated Interest Coverage Ratio. The Borrower shall not permit the Consolidated Interest Coverage Ratio on the last day of any Fiscal Quarter set forth below to be less than the ratio set forth opposite such Fiscal Quarter below:

Fiscal Quarter	Ratio

Fiscal Quarter ending on April 30, 2011	1.75:1.00
Fiscal Quarter ending on July 30, 2011	1.75:1.00
Fiscal Quarter ending on October 29, 2011	1.75:1.00
Fiscal Quarter ending on January 28, 2012	1.75:1.00

Fiscal Quarter ending on April 28, 2012	1.75:1.00
Fiscal Quarter ending on July 28, 2012	1.75:1.00
Fiscal Quarter ending on October 27, 2012	1.75:1.00
Fiscal Quarter ending on February 2, 2013	1.85:1.00

Fiscal Quarter ending on May 4, 2013	1.85:1.00
Fiscal Quarter ending on August 3, 2013	1.85:1.00
Fiscal Quarter ending on November 2, 2013	1.85:1.00
Fiscal Quarter ending on February 1, 2014	2.00:1.00

Fiscal Quarter ending on May 3, 2014	2.00:1.00
Fiscal Quarter ending on August 2, 2014	2.00:1.00
Fiscal Quarter ending on November 1, 2014	2.00:1.00
Fiscal Quarter ending on January 31, 2015	2.00:1.00

Fiscal Quarter ending on May 2, 2015	2.00:1.00
Fiscal Quarter ending on August 1, 2015	2.00:1.00
Fiscal Quarter ending on October 31, 2015	2.00:1.00
Fiscal Quarter ending on January 30, 2016	2.10:1.00

Fiscal Quarter ending on April 30, 2016	2.10:1.00
Fiscal Quarter ending on July 30, 2016	2.10:1.00
Fiscal Quarter ending on October 29, 2016	2.10:1.00
Fiscal Quarter ending on January 28, 2017	2.10:1.00

(c) Capital Expenditures. The Borrower shall not and shall not permit any of its Subsidiaries to, make or commit to make any Capital Expenditure that would cause the aggregate amount of such Capital Expenditures made by the Loan Parties in any Fiscal Year of the Borrower commencing with the Fiscal Year ending January 28, 2012 to exceed the sum of (i) (x) in the case of the first two Fiscal Years ending after the Closing Date, $150,000,000 and (y) in the case of each Fiscal Year ending thereafter, $130,000,000 (in each case, such amount, the “Permitted Capital Expenditure Amount”) and (ii) the portion of the Available Amount the Borrower elects to apply pursuant to this clause (ii); provided that to the extent that Capital Expenditures during any Fiscal Year are less than the applicable Permitted Capital Expenditure Amount, (x) up to 100% of any such unused amount may be carried over for expenditure in the next succeeding Fiscal Year and (y) Capital Expenditures made pursuant to this Section during any Fiscal Year shall be deemed made, first, in respect of amounts carried over from the prior Fiscal Year pursuant to subclause (x) above and second, to the applicable Permitted Capital Expenditure Amount. Notwithstanding the foregoing, following the closing of any Permitted Acquisition or any other Investment consisting of the purchase of a business unit, line of business or a division of a Person or all or substantially all of the assets of a Person permitted hereunder, the applicable Permitted Capital Expenditure Amount shall be automatically increased by an amount equal to the greater of (A) the average annual historical capital expenditures made with respect to such acquired business for the last three fiscal years applicable to such acquired business ending prior to such Permitted Acquisition or other Investment and (B) 2.5% of the revenues applicable to such acquired business for the twelve month period most recently ended.

SECTION 6.11 Fiscal Year. No Loan Party will change its Fiscal Year.

ARTICLE VII

Events of Default

SECTION 7.01 Events of Default. If any of the following events (“Events of Default”) shall occur:

(a) Any Loan Party shall fail to pay any principal of any Term Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration or otherwise;

(b) Any Loan Party shall fail to pay any interest on any Term Loan or any fee or any other amount (other than an amount referred to in SECTION 7.01(a)) as the same shall become due and payable under this Agreement or any other Loan Document and such failure continues for five (5) Business Days;

(c) Any representation or warranty made or deemed made by or on behalf of any Loan Party in, or in connection with, any Loan Document or any amendment or modification thereof or waiver thereunder (including, without limitation, in any certificate of a Financial Officer accompanying any financial statement) shall prove to have been incorrect in any material respect when made or deemed made;

(d) Any Loan Party shall fail to observe or perform when due any covenant, condition or agreement contained in (i) SECTION 6.10 (after a three (3) day grace period), or (ii) any other Section of ARTICLE VI or (iii) in any of SECTION 5.02(a), SECTION 5.07 or SECTION 5.11 (provided that, if (A) any such Default described in this clause (iii) is of a type that can be cured within 5 Business Days and (B) such Default could not materially adversely impact the Lenders’ Liens on the Collateral, such default shall not constitute an Event of Default for 5 Business Days after the occurrence of such Default so long as the Loan Parties are diligently pursuing the cure of such Default);

(e) Any Loan Party shall fail to observe or perform when due any covenant, condition or agreement contained in any Loan Document (other than those specified in SECTION 7.01(a), SECTION 7.01(b), SECTION 7.01(c), or SECTION 7.01(d)), and such failure shall continue unremedied for a period of thirty (30) days after notice thereof from the Administrative Agent to the Borrower;

(f) (i) Any Loan Party shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness when and as the same shall become due and payable (after giving effect to the expiration of any grace or cure period set forth therein) or (ii) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or (iii) any event or condition occurs that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any such Material Indebtedness or any trustee or agent on its or their behalf to cause any such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, which default, event or condition is not being contested in good faith; provided that any event of default under the ABL Facility shall not constitute a Default or Event of Default under this clause (f)(iii) unless such event of default has not been waived for a period of 60 consecutive days following the occurrence thereof;

(g) a Change in Control shall occur;

(h) An involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Loan Party or its debts, or of a substantial part of its assets, under the Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) Any Loan Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under the Bankruptcy Code or any other federal, state, provincial or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in SECTION 7.01(h), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, or (vi) take any action for the purpose of effecting any of the foregoing;

(j) Reserved;

(k) One or more final judgments for the payment of money in an aggregate amount in excess of $40,000,000, (or such lesser amount as would reasonably be expected to result in a Material Adverse Effect or an Event of Default under the ABL Agreement) in excess of insurance coverage (or indemnities from indemnitors reasonably satisfactory to the Agents) shall be rendered against any Loan Party or any combination of Loan Parties and the same shall remain undischarged for a period of forty-five (45) days during which execution shall not be effectively stayed, satisfied or bonded or any action shall be legally taken by a judgment creditor to attach or levy upon any material assets of any Loan Party to enforce any such judgment;

(l) An ERISA Event (other than any ERISA Event set forth on Schedule 3.10) shall have occurred that when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in a liability of any Loan Party in excess of $25,000,000 or such other amount that would reasonably be expected to result in a Material Adverse Effect and the same shall remain undischarged for a period of thirty (30) consecutive days;

(m) Any challenge by or on behalf of any Loan Party to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document’s terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto;

(n) Any challenge by or on behalf of any other Person to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document’s terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto, in each case, as to which an order or judgment has been entered materially adverse to the Agents and the Lenders;

(o) Any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any such Collateral, with the priority required by (but subject to the limitations set forth in) the applicable Security Document and this Agreement except (i) as a result of the sale, release or other disposition of the applicable Collateral in a Permitted Disposition or other transaction permitted under the Loan Documents or, (ii) relating to an immaterial amount of Collateral not constituting Term Priority Collateral, or (iii) as a result of the failure of the Collateral Agent, through its acts or omissions and through no fault of the Loan Parties, to maintain the perfection of its Liens in accordance with Applicable Law;

(p) The occurrence of any uninsured loss to any material portion of the Collateral which would reasonably be expected to result in a Material Adverse Effect;

(q) The termination of the Facility Guaranty or any other guaranty of the Obligations (except for any release or termination permitted hereunder);

(r) The indictment of any Loan Party, under any Applicable Law where the crime alleged would constitute a felony under Applicable Law and such indictment remains unquashed or such legal process remains undismissed for a period of 90 days or more, unless the Administrative Agent, in its reasonable discretion, determines that the indictment is not material; or

(s) the imposition of any stay or other order, the effect of which restrains the conduct by the Loan Parties, taken as a whole, of their business in the ordinary course in a manner that has resulted in, or could reasonably be expected to have, a Material Adverse Effect;

then, and in every such event (other than an event with respect to any Loan Party described in SECTION 7.01(h) or SECTION 7.01(i)), and at any time thereafter during the continuance of such event the Administrative Agent may, and at the request of the Required Lenders, shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (a) require each of the following to become immediately due and payable, in each case without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each Loan Party to the extent permitted under Applicable Law: (i) the unpaid principal amount of and accrued interest on the Term Loans and (ii) all other Obligations; and (b) subject to the Intercreditor Agreements, cause the Collateral Agent to enforce any and all Liens and security interests created pursuant to the Security Documents. In the case of any event with respect to any Loan Party described in SECTION 7.01(h) or SECTION 7.01(i), (a) each of the following shall automatically become immediately due and payable, in each case without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each Loan Party to the extent permitted under Applicable Law: (i) the unpaid principal amount of and accrued interest on the Term Loans and (ii) all other Obligations, and (b) Administrative Agent may, subject to the Intercreditor Agreements, cause Collateral Agent to enforce any and all Liens and security interests created pursuant to Collateral Documents.

Notwithstanding anything to the contrary contained in this Article VII, in the event that the Borrower fails to comply with the requirements of any Financial Performance Covenant for any Fiscal Quarter, from the first day of such Fiscal Quarter until the date that is ten days after the date the Compliance Certificate calculating such Financial Performance Covenant is required to be delivered pursuant to SECTION 5.01(d), BCF Holdings and/or Parent shall have the right to issue Permitted Cure Securities for cash or otherwise receive cash contributions to the common capital of BCF Holdings and/or Parent, as the case may be, the proceeds of which BCF Holdings and/or Parent, as the case may be, will contribute in cash to the Borrower as common equity (collectively, the “Cure Right”); provided that at the Borrower’s option, the Borrower may elect to exercise such Cure Right prior to the date of the delivery of the Compliance Certificate if the Borrower reasonably determines that it will fail to comply with the requirements of any Financial Performance Covenant upon the delivery of such Compliance Certificate, and upon the receipt by the Borrower of such cash (the “Cure Amount”) pursuant to the exercise by the Borrower of such Cure Right such Financial Performance Covenants shall be recalculated giving effect to the following pro forma adjustments:

(i) Consolidated EBITDA shall be increased, solely for the purpose of measuring the Financial Performance Covenants and not for any other purpose under this Agreement, by an amount equal to the Cure Amount; and

(ii) if, after giving effect to the foregoing recalculations, the Borrower shall then be in compliance with the requirements of all Financial Performance Covenants, the Borrower shall be deemed to have satisfied the requirements of the Financial Performance Covenants as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of the Financial Performance Covenants that had occurred shall be deemed cured for this purposes of this Agreement.

Notwithstanding anything herein to the contrary, (a) in each four-Fiscal-Quarter period there shall be at least two Fiscal Quarters in which the Cure Right is not exercised and no more than four Cure Rights shall be exercised during the term of this Agreement, (b) the Cure Amount shall be no greater than 120% of the amount required for purposes of complying with the Financial Performance Covenants and (c) the Cure Amount shall be set forth in each applicable Compliance Certificate delivered pursuant to SECTION 5.01(d).

SECTION 7.02 Remedies on Default. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the maturity of the Obligations shall have been accelerated pursuant hereto, the Agents may (and at the direction of the Required Lenders, shall) proceed to protect and enforce their rights and remedies under this Agreement or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Secured Parties. No remedy herein is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

SECTION 7.03 Application of Proceeds. After the occurrence and during the continuance of any Event of Default and acceleration of the Obligations, all proceeds realized from any Loan Party or on account of any Collateral owned by a Loan Party or, without limiting the foregoing, on account of any Prepayment Event or Excess Cash Flow, any payments in respect of any Obligations and all proceeds of the Collateral, shall be applied in the following order:

(a) FIRST, ratably to pay the Obligations in respect of any Credit Party Expenses, indemnities and other amounts then due to the Agents until paid in full;

(b) SECOND, ratably to pay any Credit Party Expenses and indemnities, and to pay any fees then due to the Lenders, until paid in full;

(c) THIRD, ratably to pay interest accrued in respect of the Obligations until paid in full;

(d) FOURTH, to pay principal due in respect of the Term Loans until paid in full; and

(e) FIFTH, to the Borrower or such other Person entitled thereto under Applicable Law.

ARTICLE VIII

The Agents

SECTION 8.01 Appointment and Administration by Administrative Agent. Each Credit Party hereby irrevocably designates JPMorgan Chase Bank, N.A. as Administrative Agent under this Agreement and the other Loan Documents. The general administration of the Loan Documents shall be by the Administrative Agent. The Credit Parties each hereby (a) irrevocably authorizes the Administrative Agent (i) to enter into the Loan Documents to which it is a party, and (ii) at its discretion, to take or refrain from taking such actions as agent on its behalf and to exercise or refrain from exercising such powers under the Loan Documents as are delegated by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto, and (b) agrees and consents to all of the provisions of the Security Documents. The Administrative Agent shall have no duties or responsibilities except as set forth in this Agreement and the other Loan Documents, nor shall it have any fiduciary relationship with any other Credit Party, and no implied covenants, responsibilities, duties, obligations, or liabilities shall be read into the Loan Documents or otherwise exist against the Administrative Agent.

SECTION 8.02 Appointment of Collateral Agent. Each Secured Party hereby irrevocably designates JPMorgan Chase Bank, N.A. as Collateral Agent under this Agreement and the other Loan Documents. The Secured Parties each hereby (i) irrevocably authorizes the Collateral Agent (x) to enter into the Loan Documents to which it is a party, and (y) at its discretion, to take or refrain from taking such actions as agent on its behalf and to exercise or refrain from exercising such powers under the Loan Documents as are delegated by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto, and (ii) agrees and consents to all of the provisions of the Security Documents. All Collateral shall be held or administered by the Collateral Agent (or its duly-appointed agent) for its own benefit and for the ratable benefit of the other Credit Parties. Any proceeds received by the Collateral Agent from the foreclosure, sale, lease or other disposition of any of the Collateral and any other proceeds received pursuant to the terms of the Security Documents or the other Loan Documents shall be paid over to the Administrative Agent for application as provided in this Agreement and the other Loan Documents. The Collateral Agent shall have no duties or responsibilities except as set forth in this Agreement and the other Loan Documents, nor shall it have any fiduciary relationship with any other Secured Party, and no implied covenants, responsibilities, duties, obligations, or liabilities shall be read into the Loan Documents or otherwise exist against the Collateral Agent.

SECTION 8.03 Sharing of Excess Payments. Except as otherwise provided in this Agreement, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, banker’s lien, counterclaim, or otherwise, or any payments with respect to the Obligations owing to such Secured Party arising under, or relating to, this Agreement or the other Loan Documents, or (ii) payments from the Administrative Agent in excess of such Secured Party’s ratable portion of all such distributions by the Administrative Agent, such Secured Party shall promptly (1) turn the same over to the Administrative Agent, in kind, and with such endorsements as may be required to negotiate the same to the Administrative Agent, or in same day funds, as applicable, for the account of all of the Secured Parties and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Secured Parties so that such excess payment received shall be applied ratably as among the Secured Parties in accordance with the provisions of SECTION 2.17 or SECTION 7.03, as applicable; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment. In no event shall the provisions of this paragraph be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Term Loans to any assignee or participant, other than, except as provided in this Agreement or may be approved by the Required Lenders, to the Borrower or any Subsidiary thereof (as to which provisions of this paragraph shall apply).

SECTION 8.04 Agreement of Applicable Lenders. Upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of the Applicable Lenders, action shall be taken by each Agent for and on behalf or for the benefit of all Credit Parties upon the direction of the Applicable Lenders, and any such action shall be binding on all Credit Parties. No amendment, modification, consent, or waiver shall be effective except in accordance with the provisions of SECTION 9.02.

SECTION 8.05 Liability of Agents.

(a) The Agents, when acting on behalf of the Credit Parties, may execute any of their respective duties under this Agreement or any of the other Loan Documents by or through any of their respective officers, agents and employees, and no Agent nor any of their respective directors, officers, agents or employees shall be liable to any other Secured Party for any action taken or omitted to be taken in good faith, or be responsible to any other Secured Party for the consequences of any oversight or error of judgment, or for any loss, except to the extent of any liability imposed by law by reason of such Agent’s own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). No Agent nor any of their respective directors, officers, agents and employees shall in any event be liable to any other Secured Party for any action taken or omitted to be taken by it pursuant to instructions received by it from the Applicable Lenders, or in reliance upon the advice of counsel selected by it. Without limiting the foregoing no Agent, nor any of their respective directors, officers, employees, or agents shall be: (i) responsible to any other Secured Party for the due execution, validity, genuineness, effectiveness, sufficiency, or enforceability of, or for any recital, statement, warranty or representation in, this Agreement, any other Loan Document or any related agreement, document or order; (ii) required to ascertain or to make any inquiry concerning the performance or observance by any Loan Party of any of the terms, conditions, covenants, or agreements of this Agreement or any of the Loan Documents; (iii) responsible to any other Secured Party for the state or condition of any properties of the Loan Parties or any other obligor hereunder constituting Collateral for the Obligations or any information contained in the books or records of the Loan Parties; (iv) responsible to any other Secured Party for the validity, enforceability, collectibility, effectiveness or genuineness of this Agreement or any other Loan Document or any other certificate, document or instrument furnished in connection therewith; or (v) responsible to any other Secured Party for the validity, priority or perfection of any Lien securing or purporting to secure the Obligations or for the value or sufficiency of any of the Collateral.

(b) The Agents may execute any of their duties under this Agreement or any other Loan Document by or through their agents or attorneys-in-fact, and shall be entitled to the advice of counsel concerning all matters pertaining to its rights and duties hereunder or under the other Loan Documents. The Agents shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by them with reasonable care.

(c) None of the Agents nor any of their respective directors, officers, employees, or agents shall have any responsibility to any Loan Party on account of the failure or delay in performance or breach by any other Secured Party (other than by each such Agent in its capacity as a Lender) of any of its respective obligations under this Agreement or any of the other Loan Documents or in connection herewith or therewith.

(d) The Agents shall be entitled to rely, and shall be fully protected in relying, upon any notice, consent, certificate, affidavit, or other document or writing believed by them to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon the advice and statements of legal counsel (including, without, limitation, counsel to the Loan Parties), independent accountants and other experts selected by any Loan Party or any Secured Party. The Agents shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless they shall first receive such advice or concurrence of the Applicable Lenders as they deem appropriate or they shall first be indemnified to their satisfaction by the other Secured Parties against any and all liability and expense which may be incurred by them by reason of the taking or failing to take any such action.

SECTION 8.06 Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless such Agent has actual knowledge of the same or has received notice from a Secured Party or Loan Party referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” In the event that an Agent obtains such actual knowledge or receives such a notice, such Agent shall give prompt notice thereof to each of the other Secured Parties. Upon the occurrence of an Event of Default, the Agents shall (subject to the provisions of SECTION 9.02) take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders. Unless and until the Agents shall have received such direction, the Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Default or Event of Default as they shall deem advisable in the best interest of the Secured Parties. In no event shall the Agents be required to comply with any such directions to the extent that the Agents believe that their compliance with such directions would be unlawful.

SECTION 8.07 Credit Decisions. Each Secured Party (other than the Agents) acknowledges that it has, independently and without reliance upon the Agents or any other Secured Party, and based on the financial statements prepared by the Loan Parties and such other documents and information as it has deemed appropriate, made its own credit analysis and investigation into the business, assets, operations, property, and financial and other condition of the Loan Parties and has made its own decision to enter into this Agreement and the other Loan Documents. Each Credit Party (other than the Agents) also acknowledges that it will, independently and without reliance upon the Agents or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in determining whether or not conditions precedent to closing any Revolving Credit Loan hereunder have been satisfied and in taking or not taking any action under this Agreement and the other Loan Documents.

SECTION 8.08 Reimbursement and Indemnification. Each Secured Party (other than the Agents) agrees to (i) reimburse the Agents for such Secured Party’s pro rata share of all Obligations held by such Secured Party of (x) any expenses and fees incurred by any Agent for the benefit of Secured Parties under this Agreement and any of the other Loan Documents, including, without limitation, counsel fees and compensation of agents and employees paid for services rendered on behalf of the Secured Parties, and any other expense incurred in connection with the operations or enforcement thereof not reimbursed by the Loan Parties, and (y) any expenses of any Agent incurred for the benefit of the Secured Parties that the Loan Parties have agreed to reimburse pursuant to this Agreement or any other Loan Document and have failed to so reimburse, and (ii) indemnify and hold harmless each Agent and any of their respective directors, officers, employees, or agents, on demand, in the amount of such Secured Party’s pro rata share of all Obligations held by such Secured Party, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any Secured Party in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by it or any of them under this Agreement or any of the other Loan Documents to the extent not reimbursed by the Loan Parties, including, without limitation, costs of any suit initiated by each Agent against any Secured Party (except such as shall have been determined by a court of competent jurisdiction or another independent tribunal having jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Agent); provided, however, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Secured Party in its capacity as such. The provisions of this SECTION 8.08 shall survive the repayment of the Obligations and the termination of the Commitments.

SECTION 8.09 Rights of Agents. It is understood and agreed that the Agents shall have the same rights and powers hereunder (including the right to give such instructions) as the other Lenders and may exercise such rights and powers, as well as their rights and powers under other agreements and instruments to which they are or may be party, and engage in other transactions with the Loan Parties, as though they were not the Agents. Each Agent and their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of commercial or investment banking, trust, advisory or other business with the Loan Parties and their Affiliates as if it were not an Agent thereunder.

SECTION 8.10 Notice of Transfer. The Administrative Agent may deem and treat a Lender party to this Agreement as the owner of such Lender’s portion of the Obligations for all purposes, unless and until, and except to the extent, an Assignment and Acceptance shall have become effective as set forth in SECTION 9.04.

SECTION 8.11 Successor Agents. Any Agent may resign at any time by giving thirty (30) Business Days’ written notice thereof to the other Secured Parties and the Borrower. Upon any such resignation of an Agent, the Required Lenders shall have the right to appoint a successor Agent, which, so long as there is no Specified Default, shall be reasonably satisfactory to the Borrower (whose consent in any event shall not be unreasonably withheld, delayed or conditioned). If no successor Agent shall have been so appointed by the Required Lenders and/or none shall have accepted such appointment within thirty (30) days after the retiring Agent’s giving of notice of resignation, the retiring Agent may, on behalf of the other Secured Parties, appoint a successor Agent which shall be a Person a commercial bank (or affiliate thereof) organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of a least $1,000,000,000, or capable of complying with all of the duties of such Agent hereunder (in the opinion of the retiring Agent and as certified to the other Secured Parties in writing by such successor Agent) which, so long as there is no Specified Default, shall be reasonably satisfactory to the Borrower (whose consent shall not in any event be unreasonably withheld, delayed or conditioned). Upon the acceptance of any appointment as Agent by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent’s resignation hereunder as such Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was such Agent under this Agreement.

SECTION 8.12 Relation Among the Lenders. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of any Agent) authorized to act for, any other Lender.

SECTION 8.13 Reports and Financial Statements. By signing this Agreement, each Lender:

(a) is deemed to have requested that the Agents furnish such Lender, promptly after they become available, copies of all financial statements required to be delivered by the Borrower hereunder and all commercial finance examinations and appraisals of the Collateral received by the Agents (collectively, the “Reports”) (and the Agents agree to furnish such Reports promptly to the Lenders, which Reports may be furnished in accordance with the final paragraph of SECTION 5.01);

(b) expressly agrees and acknowledges that no Agent makes any representation or warranty as to the accuracy of the Reports, and shall not be liable for any information contained in any Report;

(c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agents or any other party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel;

(d) agrees to keep all Reports confidential and strictly for its internal use, and not to distribute except to its participants, or use any Report in any other manner; and

(e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold each Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any Term Loans that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Term Loan or Term Loans of the Borrower; and (ii) to pay and protect, and indemnify, defend, and hold each Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including attorney costs) incurred by the Agents and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender in violation of the terms hereof.

SECTION 8.14 Agency for Perfection. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting Liens for the benefit of the Agents and the Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other Applicable Law of the United States of America can be perfected only by possession. Should any Secured Party (other than an Agent) obtain possession of any such Collateral, such Secured Party shall notify the Collateral Agent thereof, and, promptly upon the Collateral Agent’s request therefor shall deliver such Collateral to the Collateral Agent, or otherwise deal with such Collateral in accordance with the Collateral Agent’s instructions.

SECTION 8.15 Authority to Enter Into Intercreditor Agreements. The Administrative Agent and Collateral Agent are hereby authorized, without any further consent of any Lender (other than the consent of the Required Lenders provided in connection with this Agreement) to enter into any Pari Passu Lien Intercreditor Agreement or Second Lien Intercreditor Agreement with the holders of any Qualifying Secured Debt (or their agents)

and to amend any Intercreditor Agreement in order to include the holders of such Qualifying Secured Debt appropriately therein.

SECTION 8.16 Collateral Matters.

(a) The Lenders hereby irrevocably authorize the Collateral Agent to release any Lien upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full of all Obligations (other than contingent indemnity obligations with respect to then unasserted claims), or (ii) constituting property being sold, transferred or disposed of in a Permitted Disposition upon receipt by the Administrative Agent of the Net Proceeds thereof to the extent required by this Agreement. Except as provided above, the Collateral Agent will not release any of the Collateral Agent’s Liens without the prior written authorization of the Applicable Lenders. Upon request by any Agent or any Loan Party at any time, the Lenders will confirm in writing the Collateral Agent’s authority to release any Liens upon particular types or items of Collateral pursuant to this SECTION 8.16.

(b) Upon at least two (2) Business Days’ prior written request by the Borrower, the Collateral Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens upon any Collateral described in SECTION 8.16(b); provided, however, that (i) the Collateral Agent shall not be required to execute any such document on terms which, in its reasonable opinion, would, under Applicable Law, expose the Collateral Agent to liability or create any obligation or entail any adverse consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of any Loan Party in respect of) all interests retained by any Loan Party, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

SECTION 8.17 Syndication Agent and Arrangers. Notwithstanding the provisions of this Agreement or any of the other Loan Documents, the Syndication Agent and the Arrangers shall have no powers, rights, duties, responsibilities or liabilities with respect to this Agreement and the other Loan Documents.

SECTION 8.18 Withholding Taxes. To the extent required by any applicable law, the Administrative Agent may deduct or withhold from any payment to any Lender an amount equivalent to any applicable withholding tax. If the Internal Revenue Service or any authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances that rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify and hold harmless the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by the Borrower pursuant to Sections 2.14 and 2.23 and without limiting, expanding or otherwise affecting any obligation of the Borrower to do so) fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, together with all expenses incurred, including legal expenses, allocated staff costs and any out of pocket expenses ,whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. The agreements in this Section 8.18 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Agreement and the repayment, satisfaction or discharge of all other obligations.

ARTICLE IX

Miscellaneous

SECTION 9.01 Notices. Except in the case of notices and other communications expressly permitted to be given by telephone or electronically, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or e-mail, as follows:

(a) if to any Loan Party, to it at 1830 Route 130, Burlington, New Jersey 08016, Attention: Legal Department (Telecopy No. (609) 239-9675) (E-Mail: paul.tang@coat.com), with copies to Bain Capital Partners,

LLC, 111 Huntington Avenue, Boston, Massachusetts 02199, Attention: David Humphrey (Telecopy No. (617) 516-2010) (E Mail: dhumphrey@baincapital.com), and Kirkland & Ellis LLP, 300 North LaSalle Street, Chicago, Illinois 60654, Attention: Linda K. Myers, P.C. (Telecopy No. (312) 862-2200) (E Mail ~~linda.myers@kirkland.com~~linda.myers@kirkland.com);

(b) if to the Administrative Agent or the Collateral Agent to JPMorgan Chase Bank, N.A., 1111 Fannin St., Houston, TX 77002 Attention: Lisa McCants (Telecopy No. (713) 750-2956 (E-Mail: lisa.a.mccants@jpmchase.com) With copies to: JPMorgan Chase Bank, N.A., 270 Park Ave., New York, New York 10017, Attention: Jennifer Heard (Telecopy No. (646) 534-2274 (E-Mail: Jennifer.s.heard@jpmorgan.com), and to Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005, Attention: Corey Wright (Telecopy No. (212) 378-2544) (E-Mail: ~~cwright@cahill.com~~cwright@cahill.com);

(c) ~~(b)~~ if to any other Credit Party, to it at its address (or telecopy number or electronic mail address) set forth on the signature pages hereto or on any Assignment and Acceptance.

Notwithstanding the foregoing, any notice hereunder sent by e-mail shall be solely for the distribution of (i) routine communications such as financial statements and (ii) documents and signature pages for execution by the parties hereto, and for no other purpose. Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

SECTION 9.02 Waivers; Amendments.

(a) No failure or delay by any Credit Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Credit Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any other rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by SECTION 9.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Term Loan shall not be construed as a waiver of any Default or Event of Default, regardless of whether any Credit Party may have had notice or knowledge of such Default or Event of Default at the time.

(b) Except as otherwise specifically provided herein, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Loan Parties and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Agent(s) and the Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided, however, that no such waiver, amendment, modification or other agreement shall:

(i) Increase the Commitment of any Lender without the prior written consent of such Lender (it being understood that a waiver of any condition precedent or of any Default or Event of Default or mandatory prepayment hereunder shall not constitute an increase of any Commitment of any Lender);

(ii) Without:

(A) the prior written consent of all Lenders directly affected thereby, reduce the principal amount of any Obligation or reduce the rate of interest thereon (other than the waiver of the Default Rate), or reduce any fees payable under the Loan Documents;

(B) the prior written consent of all Lenders directly affected thereby, postpone the scheduled date of payment of the principal amount of any Obligation, or any interest thereon, or reduce the amount of, waive or excuse any such payment, or postpone the Maturity Date (it being understood that the waiver of (or amendment to the terms of) any mandatory prepayment shall not constitute a postponement of any date scheduled for the payment of principal or interest or constitute a reduction, waiver or excuse of any payment of principal or interest);

(C) the prior written consent of all Lenders, except for Permitted Dispositions or for Collateral releases as provided in SECTION 8.16, release all or substantially all of the Collateral from the Liens of the Security Documents (it being understood that entering into any Pari Passu Intercreditor Agreement or incurring any Qualifying Secured Debt shall not constitute a release of all or substantially all of the Collateral from the Liens of the Security Documents);

(D) the prior written consent of all Lenders, except in connection with Permitted Dispositions or as provided in Section 6.03, release any Loan Party from its obligations under any Loan Document, or limit its liability in respect of such Loan Document;

(E) the prior written consent of all Lenders, change SECTION 2.17(a) or (b), SECTION 7.03, or, during the continuance of an Event of Default or following an exercise of remedies pursuant to Section 7.02, SECTION 8.03;

(F) the prior written consent of all Lenders, (i) subordinate the Obligations hereunder to any other Indebtedness, or (ii) except as provided by operation of Applicable Law or in the ABL Intercreditor Agreement, subordinate the Liens granted hereunder or under the other Loan Documents to any other Lien; or

(iii) the prior written consent of all Lenders, change any of the provisions of this SECTION 9.02(b) or the definition of “Required Lenders.”

(c) Notwithstanding anything to the contrary contained in this SECTION 9.02:

(i) in the event that the Borrower shall request that this Agreement or any other Loan Document be modified, amended or waived in a manner which would require the consent of the Lenders pursuant to SECTION 9.02(b) and such amendment is approved by the Required Lenders, but not by the requisite percentage of the Lenders (other than the Required Lenders), the Borrower and the Administrative Agent shall be permitted to amend this Agreement without the consent of the Lender or Lenders which did not agree to the modification or amendment requested by the Borrower (such Lender or Lenders, collectively the “Minority Lenders”), provided that, with respect to each such Minority Lender, the Borrower shall, by giving written notice to Administrative Agent and such Minority Lender of its election to do so, elect to cause such Minority Lender (and such Minority Lender hereby irrevocably agrees) to assign its outstanding Term Loans in full to one or more Eligible Assignees (each a “Replacement Lender”) in accordance with the provisions of SECTION 9.04 and such Minority Lender shall pay any fees payable thereunder in connection with such assignment; provided further that (1) on the date of such assignment, the Replacement Lender shall pay to the Minority Lender an amount equal to the principal of, and all accrued interest on, all outstanding Term Loans of the Minority Lender; (2) on the date of such assignment, the Borrower shall pay any amounts payable to such Minority Lender pursuant to SECTIONS 2.14, 2.16(b) or 2.23 or otherwise as if it were a prepayment (and, if such Minority Lender is being removed in connection with an amendment that lowers the effective interest rates of the Term B-1 Loan or modifies Section 2.19(d) prior to the one year anniversary of the ~~Closing~~Amendment No. 1 Effective Date, the Borrower shall also pay to such Minority Lender a fee equal to 1.00% of the Term B-1 Loan of such Minority Lender that is required to be so assigned); and (3) each Replacement Lender shall consent, at the time of such assignment, to each matter in respect of which such Minority Lender did not consent. In connection with any such replacement, if the Minority Lender does not execute and deliver to the Administrative Agent a duly completed Assigned and Acceptance and/or any other documentation necessary to reflect such replacement within a period of time deemed reasonably by the Administrative Agent as of the date on which the Replacement Lender executes such Assignment and Acceptance and/or such other documentation, then such Minority Lender shall be deemed to have executed and delivered such Assignment and Acceptance and/or such other documentation as of such date and the Borrower shall be entitled (but not obligated) to execute and deliver such Assignment and Acceptance and/or such documentation on behalf of such Minority Lender. Upon the prepayment of all amounts owing to any Minority Lender, such Minority Lender shall no longer constitute a “Lender” for purposes hereof; provided, any rights of such Minority Lender to indemnification hereunder shall survive as to such Minority Lender;

(ii) this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.

(iii) the Borrower and the Administrative Agent may without the input or consent of the Lenders, effect amendments to this Agreement and the other Loan Documents as may be necessary or appropriate in the reasonable opinion of the Administrative Agent to effect the provisions of SECTION 2.05 or 2.06 or to effect any refinancing or replacement of the Term Loans with any Refinancing Term Loans, Qualifying Secured Debt or Qualifying Unsecured Debt.

(iv) guarantees, collateral security documents and related documents executed by Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended, supplemented and waived with the consent of the Administrative Agent at the request of the Borrower without the need to obtain the consent of any other Lender if such amendment, supplement or waiver is delivered in order (a) to comply with local Law or advice of local counsel, (b) to cure ambiguities, omissions, mistakes or defects or (c) to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents.

(v) if the Administrative Agent and the Borrower shall have jointly identified any obvious error or any error or omission of a technical or immaterial nature in any provision of the Loan Documents, then the Administrative Agent and the Borrower shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five Business Days following receipt of notice thereof.

(d) No notice to or demand on any Loan Party shall entitle any Loan Party to any other or further notice or demand in the same, similar or other circumstances. Each holder of a Note shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not a Note shall have been marked to indicate such amendment, modification, waiver or consent and any consent by a Lender, or any holder of a Note, shall bind any Person subsequently acquiring a Note, whether or not a Note is so marked. No amendment to this Agreement or any other Loan Document shall be effective against any Loan Party unless signed by such Loan Party.

SECTION 9.03 Expenses; Indemnity; Damage Waiver.

(a) The Loan Parties shall jointly and severally pay all Credit Party Expenses incurred as of the Closing Date on the Closing Date. Thereafter, the Loan Parties shall jointly and severally pay all Credit Party Expenses within thirty (30) days after receipt of an invoice therefor setting forth such expenses in reasonable detail; provided that in the event the Loan Parties have a bona fide dispute with any such expenses, payment of such disputed amounts shall not be required until the earlier of the date such dispute is resolved to the reasonable satisfaction of the Loan Parties or thirty (30) days after receipt of any such invoice (and any such disputed amount which is so paid shall be subject to a reservation of the Loan Parties’ rights with respect thereto).

(b) The Loan Parties shall, jointly and severally, indemnify the Secured Parties and each of their Subsidiaries and Affiliates, and each of the respective stockholders, directors, officers, employees, agents, attorneys, and advisors of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all damages, actual out-of-pocket losses, claims, actions, causes of action, settlement payments, obligations, liabilities and related expenses, including the reasonable fees, charges and disbursements of one counsel for the Agents and one counsel for all other Indemnitees (other than the Agents), incurred, suffered, sustained or required to be paid by, or asserted against, any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the transactions contemplated by the Loan Documents or any other transactions contemplated hereby, (ii) any Term Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by any Loan Party or any Subsidiary, or any Environmental Liability related in any way to any Loan Party or any Subsidiary, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to or arising from any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto or (v) any documentary taxes, assessments or similar charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or any other Loan Document; provided, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (w) are determined by a court of competent jurisdiction or another independent tribunal having jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of any Agent or such Indemnitee or any Related Indemnitee of such Indemnitee or (x) are relating to disputes among Indemnitees (other than the Agents and Arrangers in their capacities as such and other than conduct involving a Loan Party) or (y) are determined by a court of competent jurisdiction or another independent tribunal having jurisdiction to have resulted from a material breach by such Indemnitee of its obligations under this Agreement. In connection with any indemnified claim hereunder, the Indemnitee shall be entitled to select its own counsel and the Loan Parties shall promptly pay the reasonable fees and expenses of such counsel.

(c) No party to this Agreement shall assert and, to the extent permitted by Applicable Law, each such party hereby waives, any claim against any other party to this Agreement or any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated by the Loan Documents, any Term Loan or the use of the proceeds thereof; provided that nothing in this paragraph (c) shall limit the Loan Parties’ indemnification obligations under SECTION 9.03(b) to any Indemnitee.

(d) The provisions of paragraphs (b) and (c) of this SECTION 9.03 shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of any Loan Document, or any investigation made by or on behalf of any Credit Party. All amounts due under this SECTION 9.03 shall be payable within thirty (30) days of written demand therefor, which written demand shall set forth such amounts in reasonable detail.

(e) For purposes of the foregoing, “Related Indemnitee” of an Indemnitee means (i) any controlling person or controlled affiliate of such Indemnitee involved in the negotiation and preparation of the Loan Documents, performing services under the Loan Documents or extending of credit or holding of credit hereunder and (ii) the respective directors, officers, partners, member, agents or employees of such Indemnitee or any of its controlling person or controlled affiliates involved in the negotiation and preparation of the Loan Documents, performing services under the Loan Documents or extending of credit or holding of credit hereunder.

SECTION 9.04 Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Term Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, delayed or conditioned) of (A) the Borrower (which consent shall not be unreasonably withheld, delayed or conditioned); provided that if the Borrower does not respond to a request within 10 Business Days after receipt thereof, the Borrower will be deemed to have consented thereto), provided further that no consent of the Borrower shall be required for an assignment of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund or, if an Event of Default under clauses (a) or (b) of SECTION 7.01 or under clauses (h) or (i) (in each case with respect to the Borrower) of SECTION 7.01 has occurred and is continuing and (B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Term Loans of any Class, the amount of Loans of the assigning Lender subject to each such assignment (determined as of the trade date specified in the Assignment and Acceptance with respect to such assignment or, if no trade date is so specified, as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000, unless the Borrower and the Administrative Agent otherwise consent (such consent not to be unreasonably withheld, delayed or conditioned), provided that no such consent of the Borrower shall be required if an Event of Default under clauses (a) or (b) of SECTION 7.01 or under clauses (h) or (j) (in each case with respect to the Borrower) of SECTION 7.01 has occurred and is continuing,

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, provided that this clause (B) shall not be construed to prohibit assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Loans,

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, provided that assignments made pursuant to SECTION 9.02(c) shall not require the signature of the assigning Lender to become effective, provided, further, that only one such processing and recordation fee shall be payable in connection with simultaneous assignments to two or more assignees that are Affiliates of one another, or to two or more Approved Funds that are managed or advised by the same investment advisor,

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Affiliates and their related parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws and any tax forms required by SECTION 2.23(e),

(E) No assignment shall be made to any member of the Sponsor Group (other than an Investment Fund) except in accordance with clause (f) below and no member of the Sponsor Group (other than an Investment Fund) may assign any Term Loans except in compliance with the requirements of this clause (b) and the requirements of paragraph (f)(i)(x) and (f)(i)(y) below, and

(F) the Borrower shall, upon reasonable request by the Administrative Agent, provide such documentation to the Administrative Agent in connection with any assignment by a Lender to an assignee that bears a relationship to the Borrower under Section 108(e)(4) of the Code, so as to allow the Administrative Agent to determine whether the assigned portion of the Loan will have original issue discount for U.S. federal income tax purposes and, if so, the amount of such original issue discount.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of SECTIONS 2.14, 2.23, 2.24 and 9.03, subject to the limitations and requirements of those Sections including documentation requirements in Section 2.23, and entitled to any fees payable hereunder that have accrued for such Lender’s account but have not yet been paid). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c)(i) of this Section.

(iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and principal amount (and related interest amounts) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Loan Parties, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire and any tax forms required by SECTION 2.23(e) and 2.23(j) (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b)(ii) of this Section and any written consent to such assignment required by paragraph (b)(i) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(vi) The words “execution”, “signed”, “signature” and words of like import in any Assignment and Acceptance shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.

(c) (i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) other than to the Borrower or any of its Affiliates (other than (i) Investment Funds and (ii) other than to a member of the Sponsor Group to the extent the terms of such participation comply with the requirements applicable to an assignment to a member of the Sponsor Group and for purposes of this paragraph (c) and paragraph (f) below, any Term Loans in which a member of the Sponsor Group holds a participating interest shall be subject to the 15% limitation set forth in paragraph (f)(i)(z) below and shall be treated as held directly by such member of the Sponsor Group for purposes of such paragraph; provided that (A) any Lender who sells a participation to a member of the Sponsor Group shall notify the Agent of the terms thereof and (B) no member of the Sponsor Group (other than an Investment Fund) shall sell a participation unless the conditions set forth in paragraph (f)(i)(x) below are satisfied) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of the Loans owing to it), provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Loan Parties, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents, provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clause (i), (ii) or (iii) of the first proviso to SECTION 9.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of SECTIONS 2.14, 2.23 and 2.24 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of SECTION 9.08 as though it were a Lender. Each Lender that sells a participation, acting solely for this purpose as a non-fiduciary agent of the Borrower (solely for tax purposes), shall maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Term Loan or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Term Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive, and such Lender, each Loan Party and the Administrative Agent shall treat each person whose name is recorded in the Participant Register pursuant to the terms hereof as the owner of such participation for all purposes of this Agreement, notwithstanding notice to the contrary.

(ii) A Participant shall not be entitled to receive any greater payment under SECTION 2.14 or Section 2.23 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent or the right to receive a greater payment results from a Change in Law after the participant becomes a Participant. A Participant shall not be entitled to the benefits of SECTION 2.23 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with SECTION 2.23 as though it were a Lender.

(d) Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPV”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Term Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement, provided that (i) nothing herein shall constitute a commitment by any SPV to make any Term Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Term Loan, the Granting Lender shall be obligated to make such Term Loan pursuant to the terms hereof. The making of a Term Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Term Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, such party will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPV may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Term Loan to the Granting Lender or to any financial institutions (consented to by the Borrower and Administrative Agent) providing liquidity or credit support to or for the account of such SPV to support the funding or maintenance of Term Loans and (ii) disclose on a confidential basis any non-public information relating to its Term

Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV.

(f) (i) Notwithstanding SECTION 9.04(b), any Lender may assign all or a portion of its Term Loans to a member of the Sponsor Group (other than a natural person) in accordance with this SECTION 9.04(f) (and any member of the Sponsor Group (other than any Investment Fund) shall not assign any Term Loan pursuant to SECTION 9.04(b) above or acquire a participation in a Term Loan or sell a participation in its Term Loans unless the conditions set forth in subparagraph (x) and, solely in the case of an assignment, subparagraph (y) below are satisfied); provided that:

(x) except as previously disclosed in writing to the Administrative Agent and the Lenders, such member of the Sponsor Group represents and warrants as of the date of any assignment or participation to or from such member of the Sponsor Group pursuant to this SECTION 9.04, that no member of the Sponsor Group has any MNPI;

(y) the assigning Lender or the Lender to whom such assignment is being made, as the case may be, and the member of the Sponsor Group (other than any Investment Fund) purchasing such Lender’s Term Loans or assigning Term Loans to such Lender, as applicable, shall execute and deliver to the Administrative Agent an assignment agreement substantially in the form of Exhibit K hereto (an “Affiliated Lender Assignment and Acceptance”) in lieu of an Assignment and Acceptance; and

(z) no Loan may be assigned to a member of the Sponsor Group (other than any Investment Fund) pursuant to this SECTION 9.04(f), if after giving effect to such assignment, the members of the Sponsor Group (other than any Investment Fund) in the aggregate would own (or hold participations in) in excess of 15% of all Term Loans of any Class then outstanding.

(ii) Notwithstanding anything to the contrary in this Agreement, no member of the Sponsor Group (other than any Investment Fund) shall have any right to (a) attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent or any Lender to which representatives of the Loan Parties are not invited, (b) receive any information or material prepared by Administrative Agent or any Lender or any communication by or among Administrative Agent and/or one or more Lenders, except to the extent such information or materials have been made available to any Loan Party or its representatives (and in any case, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans required to be delivered to Lenders pursuant to ARTICLE II), or (c) make or bring (or participate in, other than as a passive participant in or recipient of its pro rata benefits of) any claim, in its capacity as a Lender, against the Administrative Agent, the Collateral Agent or any other Lender with respect to any duties or obligations or alleged duties or obligations of such Agent or any other such Lender under the Loan Documents.

(iii) Notwithstanding anything in SECTION 9.01 or the definition of “Required Lenders” to the contrary, for purposes of determining whether the Required Lenders have (a) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (b) otherwise acted on any matter related to any Loan Document, or (c) directed or required the Administrative Agent, Collateral Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document all Loans held by any member of the Sponsor Group (other than an Investment Fund) shall be deemed to be not outstanding for all purposes of calculating whether the Required Lenders have taken any actions.

(iv) Additionally, if there is any assignment of any Loan pursuant to this SECTION 9.04(f), each Loan Party and each member of the Sponsor Group (other than any Investment Fund) that becomes a Lender hereunder hereby agree that if a case under Title 11 of the United States Code is commenced against any Loan Party, such Loan Party shall seek (and each such member of the Sponsor Group (other than any Investment Fund) shall consent) to provide that the vote of any member of the Sponsor Group (other than any Investment Fund) (in its capacity as a Lender) with respect to any plan of reorganization of such Loan Party shall not be counted except that any member of the Sponsor Group’s (other than any Investment Fund) vote (in its capacity as a Lender) may be counted to the extent any such plan of reorganization proposes to treat the

Obligations held by such member of the Sponsor Group (other than any Investment Fund) in a manner that is less favorable in any material respect to such member of the Sponsor Group (other than any Investment Fund) than the proposed treatment of similar Obligations held by Lenders that are not Affiliates of the Borrower. Each member of the Sponsor Group (other than any Investment Fund) that becomes a Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Person’s attorney-in-fact, with full authority in the place and stead of such member of the Sponsor Group (other than any Investment Fund) and in the name of such member of the Sponsor Group (other than any Investment Fund), from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this paragraph.

SECTION 9.05 Survival. All covenants, agreements, indemnities, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Term Loans, regardless of any investigation made by any such other party or on its behalf and, notwithstanding that any Credit Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until (i) the Commitments have expired or been terminated and (ii) the principal of and interest on each Term Loan and all fees and other Obligations (other than contingent indemnity obligations with respect to then unasserted claims) shall have been paid in full. The provisions of SECTION 2.14, SECTION 2.23, SECTION 9.03 and Article VIII shall survive and remain in full force and effect regardless of the repayment of the Obligations, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof. In connection with the termination of this Agreement and the release and termination of the security interests in the Collateral, the Agents, on behalf of themselves and the other Credit Parties, may require such indemnities as they shall reasonably deem necessary or appropriate to protect the Credit Parties against loss on account of credits previously applied to the Obligations that may subsequently be reversed or revoked.

SECTION 9.06 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all contemporaneous or previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in SECTION 4.01, this Agreement shall become effective when it shall have been executed by the applicable Credit Parties and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08 Right of Setoff. If any Specified Default shall have occurred and be continuing, each Secured Party, each Participant and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final, but excluding any payroll, trust and tax withholding accounts) at any time held and other obligations at any time owing by such Secured Party, Participant or Affiliate to or for the credit or the account of the Loan Parties against any and all of the Obligations of the Loan Parties now or hereafter existing under this Agreement or other Loan Document to the extent such are then due and owing, although such Obligations may be otherwise fully secured; provided that such Secured Party shall provide the Borrower with written notice promptly after its exercise of such right of setoff. The rights of each Secured Party under this SECTION 9.08 are in addition to other rights and remedies (including other rights of setoff) that such Credit Party may have. No Credit Party will, or will permit its Participant to, exercise its rights under this SECTION 9.08 without the consent of the Administrative Agent or the

Required Lenders. ANY AND ALL RIGHTS TO REQUIRE THE COLLATERAL AGENT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES ANY OF THE OBLIGATIONS PRIOR TO THE EXERCISE BY ANY SECURED PARTY, PARTICIPANT OR AFFILIATE OF ITS RIGHT OF SETOFF UNDER THIS SECTION ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) Each Loan Party agrees that any suit for the enforcement of this Agreement or any other Loan Document may be brought in the courts of the State of New York sitting in the Borough of Manhattan or any federal court sitting therein as the Administrative Agent may elect in its sole discretion and consents to the non-exclusive jurisdiction of such courts. Each party to this Agreement hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Credit Party may otherwise have to bring any action or proceeding relating to this Agreement against a Loan Party or its properties in the courts of any jurisdiction.

(c) Each Loan Party agrees that any action commenced by any Loan Party asserting any claim or counterclaim arising under or in connection with this Agreement or any other Loan Document shall be brought solely in a court of the State of New York sitting in the Borough of Manhattan or any federal court sitting therein as the Administrative Agent may elect in its sole discretion and consents to the exclusive jurisdiction of such courts with respect to any such action.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in SECTION 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY); AND WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11 Press Releases and Related Matters. The Borrower consents to the publication by the Administrative Agent of customary trade advertising material in tombstone format relating to the financing transactions contemplated by this Agreement using the Borrower’s name, and with the consent of the Borrower, logo or trademark. The Administrative Agent shall provide a draft reasonably in advance of any advertising material to the Borrower for review and comment prior to the publication thereof. The Administrative Agent reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

SECTION 9.12 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.13 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Term Loan, together with all fees, charges and other amounts that are treated as interest on such Term Loan under Applicable Law (collectively, the “Charges”), shall be found by a court of competent jurisdiction in a final order to exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Term Loan in accordance with Applicable Law, the rate of interest payable in respect of such Term Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Term Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Term Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.14 Additional Waivers.

(a) The Obligations are the joint and several obligation of each Loan Party. To the fullest extent permitted by Applicable Law, the obligations of each Loan Party hereunder shall not be affected by (i) the failure of any Credit Party to assert any claim or demand or to enforce or exercise any right or remedy against any other Loan Party under the provisions of this Agreement, any other Loan Document or under Applicable Law, (ii) any rescission, waiver, amendment or modification of, or any release of any Loan Party from, any of the terms or provisions of, this Agreement, any other Loan Document, or (iii) the failure to perfect any security interest in, or the release of, any of the Collateral or other security held by or on behalf of the Collateral Agent or any other Credit Party.

(b) The obligations of each Loan Party to pay the Obligations in full hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of the Obligations after the termination of all Commitments to the Borrower under any Loan Document), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Loan Party hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under this Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, any default, failure or delay, willful or otherwise, in the performance of any of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Loan Party or that would otherwise operate as a discharge of any Loan Party as a matter of law or equity (other than the payment in full in cash of all the Obligations after termination of all Commitments to any Loan Party under any Loan Document).

(c) To the fullest extent permitted by Applicable Law, each Loan Party waives any defense based on or arising out of any defense of any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Loan Party, other than the payment in full in cash of all the Obligations after the termination of all Commitments to any Loan Party under any Loan Document. The Collateral Agent and the other Credit Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any other Loan Party, or exercise any other right or remedy available to them against any other Loan Party, without affecting or impairing in any way the liability of any Loan Party hereunder except to the extent that all the Obligations have been indefeasibly paid in full in cash and performed in full after the termination of Commitments to any Loan Party under any Loan Document. Pursuant to Applicable Law, each Loan Party waives any defense arising out of any such election even though such election operates, pursuant to Applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Loan Party against any other Loan Party, as the case may be, or any security.

(d) Without limiting the generality of the foregoing, or of any other waiver or other provision set forth in this Agreement, each Loan Party waives all rights and defenses arising out of an election of remedies by any Credit Party, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Credit Party’s rights of subrogation and reimbursement against such Loan Party by the operation of Section 580(d) of the California Code of Civil Procedure or otherwise. Each Loan Party waives all rights and defenses that such Loan Party may have because the Obligations are secured by Real Estate which means, among other things: (i) a Credit Party may collect from any Loan Party without first foreclosing on any Real Estate or personal property Collateral pledged by a Loan Party; (ii) if any Credit Party forecloses on any Real Estate pledged by any Loan Party, the amount of the Obligations may be reduced only by the price for which that Real Estate is sold at the foreclosure sale, even if the Real Estate is worth more than the sale price; and (iii) the Credit Parties may collect Obligations from a Loan Party even if a Credit Party, by foreclosing on any such Real Estate, has destroyed any right any Loan Party may have to collect from the other Loan Parties. This is an unconditional and irrevocable waiver of any rights and defenses any Loan Party may have because the Obligations are secured by Real Estate. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. Each Loan Party hereby absolutely, knowingly, unconditionally, and expressly waives any and all claim, defense or benefit arising directly or indirectly under any one or more of Sections 2787 to 2855 inclusive of the California Civil Code or any similar law of California.

(e) Each Loan Party hereby agrees to keep each other Loan Party fully apprised at all times as to the status of its business, affairs, finances, and financial condition, and its ability to perform its Obligations under the Loan Documents, and in particular as to any adverse developments with respect thereto. Each Loan Party hereby agrees to undertake to keep itself apprised at all times as to the status of the business, affairs, finances, and financial condition of each other Loan Party, and of the ability of each other Loan Party to perform its Obligations under the Loan Documents, and in particular as to any adverse developments with respect to any thereof. Each Loan Party hereby agrees, in light of the foregoing mutual covenants to inform each other, and to keep themselves and each other informed as to such matters, that the Credit Parties shall have no duty to inform any Loan Party of any information pertaining to the business, affairs, finances, or financial condition of any other Loan Party, or pertaining to the ability of any other Loan Party to perform its Obligations under the Loan Documents, even if such information is adverse, and even if such information might influence the decision of one or more of the Loan Parties to continue to be jointly and severally liable for, or to provide Collateral for, the Obligations of one or more of the other Loan Parties. To the fullest extent permitted by applicable law, each Loan Party hereby expressly waives any duty of the Credit Parties to inform any Loan Party of any such information.

SECTION 9.15 Confidentiality. Each of the Credit Parties agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to their and their Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors involved with the financing (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and agree to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by Applicable Laws or by any subpoena or similar legal process (the Credit Parties’ agreeing to furnish the Borrower with notice of such process and an opportunity to contest such disclosure as long as furnishing such notice and opportunity would not result in the Credit Parties’ violation of Applicable Law), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as, or not less favorable to the Borrower than, those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement and any actual or prospective counterparty or advisors to any swap or derivative transactions relating to the Loan Parties and the Obligations so long as such Person or any of their Affiliates is not a competitor of any Loan Party, (g) with the consent of the Loan Parties, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section, or to the knowledge of such Credit Party, the breach of any other Person’s obligation to keep the information confidential, or (ii) becomes available to any Credit Party on a nonconfidential basis from a source other than the Loan Parties, or (i) to the extent that such Information is independently developed by such Credit Party. For the purposes of this Section, the term “Information” means all information received from or on behalf of the Loan Parties or any of their Affiliates relating to their business. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

SECTION 9.16 Patriot Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of such Borrower and other information that will allow such Lender to identify such Borrower in accordance with the

Act. The Borrower is in compliance, in all material respects, with the Act. No part of the proceeds of the Term Loans will be used by the Loan Parties, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

SECTION 9.17 Foreign Asset Control Regulations. Neither of the advance of the Term Loans nor the use of the proceeds of any thereof will violate the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) (the “Trading With the Enemy Act”) or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the “Foreign Assets Control Regulations”) or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to (a) Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the “Executive Order”) and (b) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56)). Furthermore, none of the Borrower or its Affiliates (a) is or will become a “blocked person” as described in the Executive Order, the Trading With the Enemy Act or the Foreign Assets Control Regulations or (b) knowingly engages or will engage in any dealings or transactions, or be otherwise associated, with any such “blocked person” or in any manner violative of any such order.

SECTION 9.18 Intercreditor Agreements. The Loan Parties, the Agents, the Lenders and the other Credit Parties acknowledge that the exercise of certain of the Agents’ rights and remedies hereunder may be subject to, and restricted by, the provisions of the Intercreditor Agreements. Except as specified herein, nothing contained in the Intercreditor Agreements shall be deemed to modify any of the provisions of this Agreement and the other Loan Documents, which, as among the Loan Parties, the Agents, the Lenders and the other Credit Parties shall remain in full force and effect.

SECTION 9.19 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of the Loan Parties acknowledges and agrees that (i) (A) the arranging and other services regarding this Agreement provided by the Agents and the Arrangers, are arm’s-length commercial transactions between the Loan Parties and their respective Subsidiaries, on the one hand, and the Agents and the Arrangers, on the other hand, (B) each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each of Loan Parties is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each Agent and each Arranger is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Loan Parties or any of their respective Subsidiaries, or any other Person and (B) neither any Agent nor any Arranger has any obligation to the Loan Parties or any of their respective Subsidiaries with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Agents, the Arrangers and their respective Subsidiaries may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Subsidiaries, and neither any Agent nor any Arranger has any obligation to disclose any of such interests to the Loan Parties or any of their respective Subsidiaries. To the fullest extent permitted by law, each of the Loan Parties hereby waives and releases any claims that it may have against the Agents and the Arrangers with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as a sealed instrument as of the day and year first above written.

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION,
as Borrower

By:
Name:
Title:

BURLINGTON COAT FACTORY HOLDINGS, INC., as a Facility Guarantor

By:
Name:
Title:

BURLINGTON COAT FACTORY INVESTMENT HOLDINGS, INC., as a Facility Guarantor

By:
Name:
Title:

EACH OF THE SUBSIDIARIES LISTED ON ANNEX A HERETO, as Facility Guarantors

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, as Collateral Agent and as a Lender

By:
Name:
Title:

ANNEX A

Facility Guarantors

Burlington Coat Factory of Alabama, LLC

Burlington Coat Factory Warehouse of Anchorage, Inc.

Burlington Coat Factory of Arizona, LLC

Burlington Coat Factory of Arkansas, LLC

Baby Depot of California, LLC

Burlington Coat Factory of California, LLC

Burlington Coat Factory of San Bernardino, LLC

MJM Designer Shoes of California, LLC

Burlington Coat Factory of Colorado, LLC

Burlington Coat Factory of Connecticut, LLC

Cohoes Fashions of Connecticut, LLC

Burlington Coat Factory of Delaware, LLC

Burlington Coat Factory of Texas, L.P.

MJM Designer Shoes of Delaware, LLC

Burlington Coat Factory of Florida, LLC

MJM Designer Shoes of Florida, LLC

Burlington Coat Factory of Georgia, LLC

Burlington Coat Factory Warehouse of Atlanta, Inc.

Burlington Coat Factory of Hawaii, LLC

Burlington Coat Factory of Idaho, LLC

Burlington Coat Factory of Illinois, LLC

Burlington Coat Factory Warehouse of East St. Louis, Inc.

Burlington Coat Factory of Indiana, LLC

Burlington Coat Factory of Iowa, LLC

Burlington Coat Factory of Kansas, LLC

Burlington Coat Factory of Kentucky, Inc.

Burlington Coat Factory of Louisiana, LLC

Burlington Coat Factory of Maine, LLC

Burlington Coat Factory of Maryland, LLC

Burlington Coat Factory of Massachusetts, LLC

Cohoes Fashions of Massachusetts, LLC

Burlington Coat Factory of Michigan, LLC

Burlington Coat Factory Warehouse of Detroit, Inc.

Burlington Coat Factory Warehouse of Redford, Inc.

Burlington Coat Factory Warehouse of Grand Rapids, Inc.

Burlington Coat Factory of Minnesota, LLC

Burlington Coat Factory of Mississippi, LLC

Burlington Coat Factory of Missouri, LLC

Burlington Coat Factory of Montana, LLC

Burlington Coat Factory of Nebraska, LLC

Burlington Coat Factory of Nevada, LLC

Burlington Coat Factory of New Hampshire, LLC

Burlington Coat Factory Direct Corporation

Burlington Coat Factory of New Jersey, LLC

Burlington Coat Factory Warehouse of Edgewater Park, Inc.

Burlington Coat Factory Warehouse of New Jersey, Inc.

Cohoes Fashions of New Jersey, LLC

MJM Designer Shoes of Moorestown, Inc.

MJM Designer Shoes of New Jersey, LLC

Super Baby Depot of Moorestown, Inc.

Burlington Coat Factory of New Mexico, LLC

Burlington Coat Factory of New York, LLC

Georgetown Fashions Inc.

Monroe G. Milstein, Inc.

Cohoes Fashions of New York, LLC

MJM Designer Shoes of New York, LLC

Burlington Coat Factory of North Carolina, LLC

Burlington Coat Factory of North Dakota, LLC

Burlington Coat Factory of Ohio, LLC

Burlington Coat Factory Warehouse of Cleveland, Inc.

Burlington Coat Factory of Oklahoma, LLC

Burlington Coat Factory of Oregon, LLC

Burlington Coat Factory Warehouse of Bristol, LLC

Burlington Coat Factory of Pennsylvania, LLC

Burlington Coat Factory Warehouse of Montgomeryville, Inc.

Burlington Coat Factory Warehouse of Cheltenham, Inc.

Burlington Coat Factory Warehouse of Langhorne, Inc.

Burlington Factory Warehouse of Reading, Inc.

Burlington Coat Factory Warehouse Inc.

MJM Designer Shoes of Pennsylvania, LLC

Burlington Coat Factory of Puerto Rico, LLC

Burlington Coat Factory of Rhode Island, LLC

Cohoes Fashions of Cranston, Inc.

Burlington Coat Factory of South Carolina, LLC

Burlington Coat Factory Warehouse of Charleston, Inc.

Burlington Coat Factory of South Dakota, LLC

Burlington Coat Factory Warehouse of Memphis, Inc.

Burlington Coat Factory Warehouse of Shelby, Inc.

Burlington Coat Factory Warehouse of Hickory Commons, Inc.

Burlington Coat Factory Warehouse of Baytown, Inc.

MJM Designer Shoes of Texas, Inc.

Burlington Coat Factory of Utah, LLC

Burlington Coat Factory of Vermont, LLC

Burlington Coat Factory of Virginia, LLC

Burlington Coat Factory of Pocono Crossing, LLC

BCF Cards, Inc.

Burlington Coat Factory Warehouse of Coliseum, Inc.

Burlington Coat Factory of Washington, LLC

Burlington Coat Factory of West Virginia, LLC

Burlington Coat Factory of Wisconsin, LLC

Burlington Coat Factory Realty of Huntsville, LLC

Burlington Coat Factory Realty of Mesa, Inc.

Burlington Coat Factory Realty of Desert Sky, Inc.

Burlington Coat Factory Realty of Dublin, Inc.

Burlington Coat Factory Realty of Florin, Inc.

Burlington Coat Factory Realty of Ventura, Inc.

Burlington Coat Factory Realty of East Windsor, Inc.

Burlington Coat Factory of Texas, Inc.

C.F.I.C. Corporation

Burlington Coat Factory Realty Corp.

Burlington Coat Factory Realty of University Square, Inc.

Burlington Coat Factory Realty of Coral Springs, Inc.

Burlington Coat Factory Realty of West Colonial, Inc.

Burlington Coat Factory Realty of Orlando, Inc.

Burlington Coat Factory Realty of Sarasota, Inc.

K&T Acquisition Corp.

Bee Ridge Plaza, LLC

Burlington Coat Factory Realty of Morrow, Inc.

Burlington Coat Realty of Gurnee, Inc.

Burlington Coat Factory Realty of Bloomingdale, Inc.

Burlington Coat Factory Realty of River Oaks, Inc.

Burlington Coat Factory Realty of Greenwood, Inc.

Burlington Coat Factory Realty of North Attleboro, Inc.

Burlington Coat Factory Realty of Des Peres, Inc.

Burlington Coat Realty of Las Vegas, Inc.

Burlington Coat Factory Realty of Edgewater Park, Inc.

Burlington Coat Factory Realty of Paramus, Inc.

Burlington Coat Factory Realty of Pinebrook, Inc.

Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp.

Burlington Coat Factory Realty of Yonkers, Inc.

LC Acquisition Corp.

Burlington Coat Factory Realty of Tulsa, Inc.

Burlington Coat Factory Realty of West Mifflin, Inc.

Burlington Coat Factory Realty of Langhorne, Inc.

Burlington Coat Factory Realty of Whitehall, Inc.

Burlington Coat Factory Realty of Memphis, Inc.

Burlington Coat Realty of Plano, Inc.

Burlington Coat Realty of Houston, Inc.

Burlington Coat Factory Realty of Westmoreland, Inc.

Burlington Coat Factory Realty of Bellaire, Inc.

Burlington Coat Factory Realty of El Paso, Inc.

Burlington Coat Realty of Potomac, Inc.

Burlington Coat Factory Realty of Fairfax, Inc.

Burlington Coat Factory Realty of Coliseum, Inc.

Burlington Coat Factory Realty of Franklin, Inc.